MAINSTAY FUNDS TRUST AND THE MAINSTAY FUNDS

February 28, 2021
as amended March 5, 2021

STATEMENT OF ADDITIONAL INFORMATION

Class A	Class A2	Investor Class	Class B1	Class C	Class C2	Class I	Class R1	Class R2	Class R3	Class R6	SIMPLE Class

	Class A	Class A2	Investor Class	Class B1	Class C	Class C2	Class I	Class R1	Class R2	Class R3	Class R6	SIMPLE Class
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	MGHAX	--	MGHHX	MGHBX	MHYCX	--	MGHIX	--	--	--	--[2]	--[3]
MainStay Income Builder Fund	MTRAX	--	MTINX	MKTRX	MCTRX	--	MTOIX	--	MTXRX	MTXVX	MTODX	MTISX
MainStay MacKay Convertible Fund	MCOAX	--	MCINX	MCSVX	MCCVX	--	MCNVX	--	--	--	--[2]	--[3]
MainStay MacKay High Yield Corporate Bond Fund	MHCAX	--	MHHIX	MKHCX	MYHCX	--	MHYIX	MHHRX	MHYRX	MHYTX	MHYSX	MHHSX
MainStay MacKay International Equity Fund	MSEAX	--	MINNX	MINEX	MIECX	--	MSIIX	MIERX	MIRRX	MIFRX	MIFDX	--[3]
MainStay MacKay Strategic Bond Fund[4]	MASAX	--	MSYDX	MASBX	MSICX	--	MSDIX	--	MSIRX	MSDJX	MSYEX	--[3]
MainStay MacKay Tax Free Bond Fund	MTBAX	--	MKINX	MKTBX	MTFCX	MTSPX	MTBIX	--	--	--	MTBDX	--[3]
MainStay MacKay U.S. Infrastructure Bond Fund[5]	MGVAX	--	MGVNX	MCSGX	MGVCX	--	MGOIX	--	--	--	MGVDX	--[3]
MainStay MAP Equity Fund	MAPAX	--	MSMIX	MAPBX	MMPCX	--	MUBFX	MAPRX	MPRRX	MMAPX	--[2]	--[3]
MainStay Money Market Fund	MMAXX	--	MKTXX	MKMXX	MSCXX	--	--	--	--	--	--[2]	MIPXX
MainStay Winslow Large Cap Growth Fund	MLAAX	--	MLINX	MLABX	MLACX	--	MLAIX	MLRRX	MLRTX	MLGRX	MLRSX	MLRMX
MainStay WMC Enduring Capital Fund[6]	MSOAX	--	MCSSX	MOPBX	MGOCX	--	MSOIX	--	MSORX	MSOSX	MCSDX[7]	--[3]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	MBNAX	--	MBINX	MBNBX	MBACX	--	MBAIX	MBNRX	MBCRX	MBDRX	MBERX	--[3]
MainStay Candriam Emerging Markets Equity Fund	MCYAX	--	MCYVX	--	MCYCX	--	MCYIX	--	--	--	MCYSX	--[3]
MainStay CBRE Global Infrastructure Fund	VCRAX	--	VCRVX	--	VCRCX	--	VCRIX	--	--	--	VCRQX	--[3]
MainStay CBRE Real Estate Fund	CLARX	--	CRVRX	--	CRCRX	--	CRARX	--	--	CRWRX	VREQX	--[3]
MainStay Conservative Allocation Fund	MCKAX	--	MCKNX	MCKBX	MCKCX	--	MCKIX	--	MCKKX	MCKRX	--[2]	MCKSX
MainStay Conservative ETF Allocation Fund	MNEAX	--	--[8]	--	MNEKX	--	MNELX	--	--	MNERX	--[2]	MNEVX
MainStay Cushing® MLP Premier Fund	CSHAX	--	CSHNX	--	CSHCX	--	CSHZX	--	--	--	--[2]	--[3]
MainStay Defensive ETF Allocation Fund	MDNAX	--	--[8]	--	MDNCX	--	MDNIX	--	--	MDNRX	--[2]	MDNVX
MainStay Epoch Capital Growth Fund	MECDX	--	MECVX	--	MECEX	--	MECFX	--	--	--	--[2]	--[3]
MainStay Epoch Global Equity Yield Fund	EPSPX	--	EPSIX	--	EPSKX	--	EPSYX	--	EPSZX	EPSHX	EPSRX	--[3]
MainStay Epoch International Choice Fund	ICEVX	--	ICELX	--	ICEWX	--	ICEUX	ICETX	ICEYX	ICEZX	--[2]	ICERX
MainStay Epoch U.S. All Cap Fund	MAAAX	--	MAWNX	MAWBX	MAWCX	--	MATIX	--	--	--	MAWDX	--[3]
MainStay Epoch U.S. Equity Yield Fund	EPLPX	--	EPLIX	EPLBX	EPLKX	--	EPLCX	EPLRX	EPLSX	EPLTX	EPLDX	EPLMX
MainStay Equity Allocation Fund[9]	MGXAX	--	MGXNX	MGXBX	MGXCX	--	MGXIX	--	--	MGXRX	--[2]	MGXSX
MainStay Equity ETF Allocation Fund	MWFAX	--	--[8]	--	MWFCX	--	MWFIX	--	--	MWFQX	--[2]	MWFVX
MainStay Floating Rate Fund	MXFAX	--	MXFNX	MXFBX	MXFCX	--	MXFIX	--	--	MXFHX	MXFEX	MXFMX
MainStay Growth Allocation Fund[10]	MGDAX	--	MGDNX	MGDBX	MGDCX	--	MGDIX	MGDJX	MGDKX	MGDRX	--[2]	MGDSX

MainStay Growth ETF Allocation Fund	MOEAX	--	--[8]	--	MOECX	--	MOEIX	--	--	MOERX	--[2]	MOEVX
MainStay MacKay California Tax Free Opportunities Fund	MSCAX	--	MSCVX	--	MSCCX	MCAMX	MCOIX	--	--	--	MSODX	--[3]
MainStay MacKay High Yield Municipal Bond Fund	MMHAX	--	MMHVX	--	MMHDX	--	MMHIX	--	--	--	MMHEX	--[3]
MainStay MacKay Intermediate Tax Free Bond Fund	MTFDX	--	MTFEX	--	MTFFX	--	MTFGX	--	--	--	MTFHX	--[3]
MainStay MacKay New York Tax Free Opportunities Fund	MNOAX	--	MNOVX	--	MNOCX	MNOLX	MNOIX	--	--	--	MNODX	--[3]
MainStay MacKay S&P 500 Index Fund	MSXAX	--	MYSPX	--	--	--	MSPIX	--	--	--	--[2]	MSXMX
MainStay MacKay Short Duration High Yield Fund	MDHAX	--	MDHVX	--	MDHCX	--	MDHIX	--	MDHRX	MDHTX	--[2]	--[3]
MainStay MacKay Short Term Municipal Fund	MSTAX	MSTUX	MYTBX	--	--	--	MSTIX	--	--	--	--[2]	--[3]
MainStay MacKay Total Return Bond Fund	MTMAX	--	MTMNX	MTMBX	MTMCX	--	MTMIX	MTMRX	MTRTX	MTRVX	MTRDX	MTMSX
MainStay MacKay U.S. Equity Opportunities Fund	MYCTX	--	MYCNX	--	MYCCX	--	MYCIX	--	--	--	--[2]	--[3]
MainStay Moderate Allocation Fund	MMRAX	--	MMRDX	MMRBX	MMRCX	--	MMRIX	--	MMRKX	MMRHX	--[2]	MMRSX
MainStay Moderate ETF Allocation Fund	MDAAX	--	--[8]	--	MDAKX	--	MDAIX	--	--	MDARX	--[2]	MDAVX
MainStay Short Term Bond Fund	MIXAX	--	MIXNX	--	--	--	MIXIX	--	--	--	--[2]	MIXMX
MainStay WMC Growth Fund[11]	KLGAX	--	KLGNX	KLGBX	KLGCX	--	KLGIX	--	KLGRX	--	--[2]	--[3]
MainStay WMC International Research Equity Fund[12]	MYITX	--	MYINX	--	MYICX	--	MYIIX	--	--	--	--[2]	--[3]
MainStay WMC Small Companies Fund[13]	MOPAX	--	MOINX	MOTBX	MOPCX	--	MOPIX	MOPRX	MOTRX	MOVRX	--[2]	--[3]

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2. Class R6 shares are not currently offered.

3. SIMPLE Class shares are not currently offered.

4. Effective February 28, 2021, the MainStay MacKay Unconstrained Bond Fund changed its name to MainStay MacKay Strategic Bond Fund.

5. Effective August 31, 2020, the MainStay MacKay Infrastructure Bond Fund changed its name to MainStay MacKay U.S. Infrastructure Bond Fund.

6. Effective March 5, 2021, the MainStay MacKay Common Stock Fund changed its name to MainStay WMC Enduring Capital Fund.

7. Class R6 shares of the MainStay WMC Enduring Capital Fund are not currently offered for sale. Effective on or about April 26, 2021, Class R6 shares of MainStay WMC Enduring Capital Fund will be available for purchase.

8. Investor Class shares are not currently offered.

9. Effective July 31, 2020, the MainStay Growth Allocation Fund changed its name to MainStay Equity Allocation Fund.

10. Effective July 31, 2020, the MainStay Moderate Growth Allocation Fund changed its name to MainStay Growth Allocation Fund.

11. Effective March 5, 2021, the MainStay MacKay Growth Fund changed its name to MainStay WMC Growth Fund.

12. Effective March 5, 2021, the MainStay MacKay International Opportunities Fund changed its name to MainStay WMC International Research Equity Fund.

13. Effective March 5, 2021, the MainStay MacKay Small Cap Core Fund changed its name to MainStay WMC Small Companies Fund.

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated March 30, 2020, June 30, 2020, August 31, 2020, September 30, 2020 and February 28, 2021, as amended or supplemented from time to time, for Class A, Class A2, Investor Class, Class B, Class C, Class C2, Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares for certain separate investment series of The MainStay Funds, a Massachusetts business trust (the “MainStay Funds”) and MainStay Funds Trust, a Delaware statutory trust (the “Prospectuses”). The MainStay Funds and MainStay Funds Trust may collectively be referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively, as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-624-6782.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"), the Funds’ distributor and an affiliate of New York Life Investment Management LLC. This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 219003, Kansas City, Missouri 64121-9000 or by calling toll free 800-624-6782. In addition, you can make inquiries through your registered representative.

The financial highlights contained in the Prospectus for MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund (the “MainStay CBRE Funds”) reflect the historical financial highlights of Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, and Voya Real Estate Fund, a series of Voya Equity Trust, respectively. Upon completion of the reorganization of Voya CBRE Global Infrastructure Fund with and into the MainStay CBRE Global Infrastructure Fund and the reorganizations of Voya Global Real Estate Fund, a series of Voya Mutual Funds, and Voya Real Estate Fund with and into the MainStay CBRE Real Estate Fund, each of which occurred on February 21, 2020, the MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund assumed the performance, financial and other historical information of the Voya CBRE Global Infrastructure Fund and Voya Real Estate Fund, respectively. Any performance, financial and other historical information provided for MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund in this SAI that relates to periods prior to February 21, 2020, therefore, is that of the applicable Voya Fund noted above.

The audited financial statements of each of the Funds (if applicable), including the Financial Highlights for the most recent fiscal year ended, as presented in the Annual Reports to Shareholders identified in the table below and the reports of KPMG LLP, the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-624-6782.

Shareholder Reports

Fiscal Year End April 30		Annual Report
MainStay CBRE Global Infrastructure Fund MainStay CBRE Real Estate Fund MainStay Conservative ETF Allocation Fund MainStay Defensive ETF Allocation Fund MainStay Equity ETF Allocation Fund	MainStay Growth ETF Allocation Fund MainStay MacKay Intermediate Tax Free Bond Fund MainStay MacKay Short Term Municipal Fund MainStay Moderate ETF Allocation Fund
Fiscal Year End October 31 – MainStay Funds		Annual Report

MainStay Candriam Emerging Markets Debt Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay Strategic Bond Fund

MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay MAP Equity Fund
MainStay Money Market Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund

Fiscal Year End October 31 – MainStay Funds Trust		Annual Report

MainStay Balanced Fund
MainStay Candriam Emerging Markets Equity Fund
MainStay Conservative Allocation Fund
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Equity Allocation Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay Moderate Allocation Fund
MainStay Short Term Bond Fund
MainStay WMC Growth Fund
MainStay WMC International Research Equity Fund
MainStay WMC Small Companies Fund

Fiscal Year End November 30		Annual Report
MainStay Cushing® MLP Premier Fund

NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

MS14-03/21

THE MAINSTAY GROUP OF FUNDS

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of MainStay Funds are currently offered in 12 separate series. Each Fund is a “diversified company”, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), unless otherwise indicated. When formed, the MainStay Candriam Emerging Markets Debt Fund was classified as a “non-diversified” fund as defined in the 1940 Act. However, due to the Fund’s principal investment strategies and investment process, the Fund has historically operated as a “diversified” fund. Therefore, the Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval.

MainStay Equity Funds Prospectus dated February 28, 2021 – Fiscal Year End October 31
MainStay MacKay International Equity Fund MainStay MAP Equity Fund	MainStay Winslow Large Cap Growth Fund MainStay WMC Enduring Capital Fund
MainStay Fixed Income and Mixed Asset Funds Prospectus dated February 28, 2021 – Fiscal Year End October 31
MainStay Candriam Emerging Markets Debt Fund MainStay Income Builder Fund MainStay MacKay Convertible Fund MainStay MacKay High Yield Corporate Bond Fund	MainStay MacKay Strategic Bond Fund MainStay MacKay Tax Free Bond Fund MainStay MacKay U.S. Infrastructure Bond Fund MainStay Money Market Fund

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009, as amended.

Shares of MainStay Funds Trust are currently offered in 34 separate series. With the exception of MainStay CBRE Real Estate Fund and MainStay Cushing MLP Premier Fund, each Fund is a “diversified company,” as defined in the 1940 Act, unless otherwise indicated. When formed, the MainStay Floating Rate Fund was classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategies and investment process, the Fund has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

MainStay CBRE Specialty Funds Prospectus dated August 31, 2020 – Fiscal Year End April 30
MainStay CBRE Global Infrastructure Fund	MainStay CBRE Real Estate Fund
MainStay ETF Asset Allocation Funds Prospectus dated June 30, 2020 – Fiscal Year End April 30
MainStay Conservative ETF Allocation Fund MainStay Defensive ETF Allocation Fund MainStay Equity ETF Allocation Fund	MainStay Growth ETF Allocation Fund MainStay Moderate ETF Allocation Fund
MainStay MacKay Tax-Exempt Funds Prospectus dated August 31, 2020 – Fiscal Year End April 30
MainStay MacKay Intermediate Tax Free Bond Fund	MainStay MacKay Short Term Municipal Fund
MainStay Asset Allocation Funds Prospectus dated February 28, 2021 – Fiscal Year End October 31
MainStay Conservative Allocation Fund MainStay Equity Allocation Fund	MainStay Growth Allocation Fund MainStay Moderate Allocation Fund
MainStay Equity Funds Prospectus dated February 28, 2021 – Fiscal Year End October 31

MainStay Candriam Emerging Markets Equity Fund
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay S&P 500 Index Fund MainStay MacKay U.S. Equity Opportunities Fund MainStay WMC Enduring Capital Fund MainStay WMC Growth Fund MainStay WMC International Research Equity Fund
MainStay Fixed Income and Mixed Asset Funds Prospectus dated February 28, 2021 – Fiscal Year End October 31
MainStay Balanced Fund MainStay Floating Rate Fund MainStay MacKay California Tax Free Opportunities Fund MainStay MacKay High Yield Municipal Bond Fund	MainStay MacKay New York Tax Free Opportunities Fund MainStay MacKay Short Duration High Yield Fund MainStay MacKay Total Return Bond Fund MainStay Short Term Bond Fund
MainStay U.S. Government Liquidity Fund Prospectus dated February 28, 2021 – Fiscal Year End October 31
MainStay U.S. Government Liquidity Fund*
MainStay Cushing Fund Prospectus dated March 30, 2020 – Fiscal Year End November 30
MainStay Cushing MLP Premier Fund

* Shares of the MainStay U.S. Government Liquidity Fund are currently only available to other investment companies advised by New York Life Investments in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933. The MainStay U.S. Government Liquidity Fund is not covered by this SAI.

General

The Boards of Trustees of the MainStay Funds and MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board." Each Fund is authorized to offer shares in one or more of the following classes (although one or more classes of a Fund may not currently be offered for sale): Class A, Class A2, Investor Class, Class B, Class C, Class C2, Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Candriam Belgium, S.A. (“Candriam Belgium”)	MainStay Funds Trust MainStay Candriam Emerging Markets Equity Fund
Candriam Luxembourg S.C.A. (“Candriam Luxembourg”)	MainStay Funds MainStay Candriam Emerging Markets Debt Fund
CBRE Clarion Securities LLC (“CBRE Clarion”)	MainStay Funds Trust MainStay CBRE Global Infrastructure Fund MainStay CBRE Real Estate Fund
Cushing® Asset Management, LP (“Cushing”)	MainStay Funds Trust MainStay Cushing MLP Premier Fund
Epoch Investment Partners, Inc. ("Epoch")

MainStay Funds

MainStay Income Builder Fund (equity portion)
MainStay MAP Equity Fund (portion)
MainStay Funds Trust

MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund

MacKay Shields LLC ("MacKay Shields")

MainStay Funds

MainStay Income Builder Fund (fixed-income portion)
MainStay MacKay Convertible Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Funds Trust

MainStay MacKay California Tax Free Opportunities Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund

Markston International LLC ("Markston")	MainStay Funds MainStay MAP Equity Fund (portion)
NYL Investors LLC (“NYL Investors”)	MainStay Funds MainStay Money Market Fund MainStay Funds Trust MainStay Balanced Fund (fixed-income portion) MainStay Floating Rate Fund MainStay Short Term Bond Fund
Wellington Management Company LLP (“Wellington”)

MainStay Funds

MainStay WMC Enduring Capital Fund
MainStay Funds Trust

MainStay Balanced Fund (equity portion)
MainStay WMC Growth Fund
MainStay WMC International Research Equity Fund
MainStay WMC Small Companies Fund

Winslow Capital Management, LLC ("Winslow Capital")	MainStay Funds MainStay Winslow Large Cap Growth Fund

Collectively, these agreements are referred to as the "Subadvisory Agreements." Candriam Belgium, Candriam Luxembourg, CBRE Clarion, Cushing, Epoch, MacKay Shields, Markston, NYL Investors, Wellington and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam Belgium, Candriam Luxembourg, MacKay Shields and NYL Investors are affiliates of New York Life Investments.

Additional Information About Certain Funds

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

THE FUNDS' INVESTMENT POLICIES

The investment restrictions for each Fund as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's assets will not be considered a violation of the Fund’s policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value (“NAV”) unless otherwise indicated.

For purposes of applying each Fund's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

MainStay Balanced Fund
MainStay Candriam Emerging Markets Debt Fund
MainStay Candriam Emerging Markets Equity Fund
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Cushing MLP Premier Fund
MainStay Defensive ETF Allocation Fund
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Income Builder Fund
MainStay MacKay California Tax Free Opportunities Fund
MainStay MacKay Convertible Fund
MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Short Term Municipal Fund
MainStay WMC Small Companies Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay MAP Equity Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC International Research Equity Fund

The fundamental investment restrictions applicable to the Funds apply to each of the Funds, except as noted below:

Each Fund (except MainStay MacKay Short Term Municipal Fund):

1. Except MainStay Candriam Emerging Markets Debt Fund, MainStay Cushing MLP Premier Fund and MainStay CBRE Real Estate Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay Candriam Emerging Markets Debt Fund, MainStay Cushing MLP Premier Fund and MainStay CBRE Real Estate Fund are each a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

When formed, the MainStay Candriam Emerging Markets Debt Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the MainStay Candriam Emerging Markets Debt Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or with respect to the MainStay Cushing MLP Premier Fund, tax-exempt securities of state and municipal governments or their political subdivisions; (iii) with respect only to the MainStay Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund, Clause (iii)).

Under normal market conditions, the MainStay CBRE Global Infrastructure Fund will invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.

Under normal market conditions, the MainStay CBRE Real Estate Fund will invest more than 25% of the value of its total assets at the time of purchase in the securities of companies principally engaged in the real estate industry.

Under normal market conditions, the MainStay Cushing MLP Premier Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including master limited partnerships (“MLPs”) operating in such industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. Except the MainStay Cushing MLP Premier Fund, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The MainStay Cushing MLP Premier Fund may not purchase physical commodities or contracts relating to physical commodities (unless acquired as a result of owning securities or other instruments) except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. May make loans to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restriction is applicable to the MainStay Balanced Fund only.

• The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The following fundamental investment restriction is applicable to the MainStay MacKay California Tax Free Opportunities Fund only. The MainStay MacKay California Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

The following fundamental investment restriction is applicable to the MainStay MacKay High Yield Municipal Bond Fund only. The MainStay MacKay High Yield Municipal Bond Fund must:

• Invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The following fundamental investment restriction is applicable to the MainStay MacKay New York Tax Free Opportunities Fund only. The MainStay MacKay New York Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

The following fundamental investment restrictions are applicable to the MainStay MacKay Short Term Municipal Fund only. The MainStay MacKay Short Term Municipal Fund may not:

1. Invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund.

2. Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

4. Borrow money or issue senior securities, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

5. Lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board;

6. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

7. Purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

8. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

The following fundamental investment restrictions are applicable to the MainStay MacKay Tax Free Bond Fund only. The MainStay MacKay Tax Free Bond Fund must:

1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Additional Fundamental Investment Policies Related to Fund Names

In addition to the fundamental investment policies discussed above, the MainStay MacKay Intermediate Tax Free Bond Fund and MainStay MacKay Short Term Municipal Fund also each have a name that suggests that each Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The MainStay MacKay Short Term Municipal Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in municipal debt securities, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). The MainStay MacKay Intermediate Tax Free Bond Fund under normal circumstances, will invest at least 80% of the value of the Fund's net assets, plus any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. Please see the discussion regarding fundamental investment restrictions above and in the Funds’ Prospectus for more information.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Funds' fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the SEC or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Fund's “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.

For the purposes of the Funds' fundamental investment restriction relating to concentration, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry, unless their payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuer (such as private activity and revenue bonds or municipal securities backed principally from the assets or revenues of non-governmental users).

For the purposes of the MainStay MacKay Intermediate Tax Free Bond Fund's and MainStay MacKay Short Term Municipal Fund’s industry concentration policy, the Manager or Subadvisor may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager and the Subadvisor may, but need not, consider industry classifications provided by third parties or the staff of the SEC.

• Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (i.e., reverse repurchase agreements, short sales and certain derivative transactions). Under the 1940 Act and interpretations thereof, such borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund: (1) maintains an offsetting financial position in accordance with applicable SEC guidance or SEC staff interpretations; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance or SEC staff interpretations. Therefore, such transactions will not be subject to the limitations otherwise applicable to borrowings by the Fund. However, appropriate cover will depend on the type of transaction, and the three preceding methods cannot be used as to all derivatives.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

• 80% Policy. In accordance with SEC staff guidance, the MainStay MacKay Intermediate Tax Free Bond Fund will not count investments that are subject to the federal alternative minimum tax towards its 80% investment policy. Accordingly, the MainStay MacKay Intermediate Tax Free Bond Fund, under normal circumstances, will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investments, the income from which is exempt from federal income tax and federal alternative minimum tax.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

In addition to each Fund’s fundamental investment restrictions, the Trustees have adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following non-fundamental investment restrictions may be changed or amended by action of the Trustees at any time without requiring prior notice to or approval of shareholders, unless set forth below.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's assets will not be considered a violation.

Non-Fundamental Investment Policies Related to Fund Names

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. Except for the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Tax Free Bond Fund, the MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days’ prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in fixed-income securities of issuers in emerging markets.
MainStay MacKay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay MacKay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay MacKay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay MacKay Strategic Bond Fund	To invest, under normal conditions, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
MainStay MacKay U.S. Infrastructure Bond Fund

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt securities and/or securities intended primarily to finance infrastructure-related activities.

MainStay MAP Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in equity securities.
MainStay Winslow Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
MAINSTAY FUNDS TRUST
MainStay Candriam Emerging Markets Equity Fund

To invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets.

MainStay CBRE Global Infrastructure Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies.
MainStay CBRE Real Estate Fund

To invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITs”) and other real estate companies.

MainStay Conservative ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds.
MainStay Cushing MLP Premier Fund

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments.

MainStay Defensive ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds.
MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch U.S. All Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. companies across all market capitalizations.
MainStay Epoch U.S. Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
MainStay Equity Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity funds.

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MainStay Equity ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity exchange-traded funds.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay Growth ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds.
MainStay MacKay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay MacKay Short Duration High Yield Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield debt securities.
MainStay MacKay Total Return Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay MacKay U.S. Equity Opportunities Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities.
MainStay Moderate ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds.
MainStay Short Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in debt securities.
MainStay WMC Small Companies Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.
MainStay WMC International Research Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.

The 80% investment policies for the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Tax Free Bond Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above and in the Funds’ Prospectuses for more information.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, the Manager or Subadvisor(s) to each Fund may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets and under all conditions. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectuses, investment techniques are discretionary. That means the Manager or each Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. However, the MainStay Money Market Fund seeks to maintain a stable NAV of $1.00 per share. Each Fund is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In addition, events such as earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters, may have broad adverse social, political, and economic effects on the global economy, which could negatively impact the value of the Funds' investments. The potential for market turbulence may have an adverse effect on the value of the Funds' investments.

In the past, instability in the financial markets led the United States and other governments to take a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies and self-regulatory organizations have taken, and could take in the future, actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets vary, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.

From time to time, global financial markets experience periods of unprecedented turmoil. For example, between 2007 and 2009, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Significant events, such as these, may happen in the future and could have a significant and adverse effect on the Funds' portfolio holdings. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities and credit markets.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of master limited partnerships ("MLPs") and other issuers in which the Funds invest to sustain their historical distribution levels, which in turn, may adversely affect the Funds. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Funds' performance will correlate with any increase in oil or gas prices. The Funds and their shareholders could therefore lose money as a result of the conditions in the energy market.

In addition, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). On January 31, 2020, the United Kingdom officially withdrew from the EU and the two sides entered into a transition period, during which period EU law continued to apply in the United Kingdom. The transition period ended on December 31, 2020. On December 30, 2020, the United Kingdom and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the United Kingdom’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund's investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.

During the period immediately after the 2007-2009 financial crisis, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) implemented various measures designed to stabilize the U.S. economy, including keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities on the open market (“Quantitative Easing”). In 2014, the Federal Reserve Board stopped purchases under Quantitative Easing, and in 2015, the Federal Reserve Board began a series of increases to the federal funds rate that continued through 2018. In July 2019, the Federal Reserve Board lowered the federal funds rate for the first time since 2008, and further decreased the federal funds rate in September and October of 2019 and March 2020. If the Federal Reserve Board increases the federal funds rate again, there is a risk that interest rates could rise again across the U.S. financial system, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund's performance.

In addition, an outbreak of infectious respiratory disease caused by a novel coronavirus known as COVID-19 (“Coronavirus”), first detected in China in December 2019, has been detected globally. Epidemics and/or pandemics, such as the Coronavirus, have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of the Coronavirus, and other epidemics and/or pandemics that may arise in the future, are uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. In addition, public health crises caused by the Coronavirus may exacerbate other pre-existing political, social and economic risks in certain countries.

Merger, Reorganization or Liquidation of a Fund

The Board may determine to merge or reorganize a Fund or a class of shares, or to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. In the event of a liquidation of the Fund, a shareholder of the Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security and Disruptions in Operations

With the increasing use of the Internet and technology in connection with the Funds' operations, the Funds may be more susceptible to greater operational and information security risks resulting from breaches in cyber security. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Funds' or their service providers’ operations, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of or denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information (i.e., identity theft or other privacy breaches). In addition, a cyber security breach may cause disruptions and impact the Funds' business operations, which could potentially result in financial losses, inability to determine a Fund's NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Funds work closely with third-party service providers (e.g., custodians), cyber security breaches at such third-party service providers or trading counterparties may subject a Fund's shareholders to the same risks associated with direct cyber security breaches. Further, cyber security breaches at an issuer of securities in which the Funds invest may similarly negatively impact a Fund's shareholders because of a decrease in the value of these securities. These incidents could result in adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

While the Funds have established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security and operational systems of issuers or third-party service providers, and certain security breaches may not be detected. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. In addition, there are inherent limitations to these plans and systems, and certain risks may not yet be identified and new risks may emerge in the future. The Funds and their shareholders could be negatively impacted as a result of any security breaches or operational disruptions and may bear certain costs tied to such events.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Fund may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls"). CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be classified as an illiquid investment.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties may be classified as an illiquid investment.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of foreign banks and of U.S. banks, among other things, generally are required to maintain specified levels of capital, and are subject to other supervision and prudential regulation designed to promote financial safety and soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. Deposits held at U.S. banks and U.S. S&Ls are insured up to the insurance limit (currently $250,000 per person per bank) by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government. To the extent a Fund has money deposited at a bank, any amounts over $250,000 will not be insured.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) an increased possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality to the extent they do not have any U.S. banking operations.

See "Cash Equivalents" for more information.

Borrowing and Transactions Involving Leverage

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, or for other reasons to cover a borrowing transaction, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of a Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position in accordance with applicable SEC guidance or SEC staff interpretations, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance or SEC staff interpretations (collectively, "covers" the "senior securities" transactions). The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations ("CDOs"), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured vehicles. CBOs, CLOs, CDOs and similarly structured vehicles are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs are trusts backed by other types of assets, including synthetic instruments that provide exposure to other asset- backed securities representing obligations of various parties. CBOs, CLOs, CDOs and similarly structured vehicles may charge management fees and administrative expenses.

For CBOs, CLOs, CDOs, and similarly structured vehicles the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO, CDO or similarly structured vehicle depend largely on the type of the underlying collateral and the class of the issuer in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, CDOs and similarly structured vehicles may be classified as illiquid investments. Notwithstanding such classification, an active dealer market may exist for CBOs, CLOs, CDOs and similarly structured vehicles allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds' Prospectuses (e.g., interest rate, credit, liquidity, prepayment and default risk), CBOs, CLOs, CDOs and similarly structured vehicles carry additional risks including, but not limited to: (i) the possibility that distributions or principal and interest payments from the underlying collateral will not be adequate to make interest or other payments owed to holders of the issuer’s instruments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by CDOs are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a type of mortgage related or asset backed security. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

Rating agencies, from time to time, have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the unprecedented disruption during 2007 through 2009 in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These types of economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The rise in the rate of foreclosures of properties following the 2007 through 2009 disruptions has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have taken or are considering taking actions to address fallout from, or to mitigate the future occurrence of events similar to, the financial crisis of 2008, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

A CMO is secured with collateral consisting of mortgage-related securities, and is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund's investment objectives and policies, the Fund’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be classified as illiquid investments.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or a Subadvisor, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Fund may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 or A-1, or if not rated by an NRSRO, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund (with the exception of the MainStay Money Market Fund) may invest up to 5% of its total assets in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors such as changes in overall market movements, political and economic events and policies, including environmental policies and regulation, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, disease, pandemics, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or a Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Contingent Convertible Securities

The MainStay MacKay Convertible Fund may invest in a type of convertible securities referred to as contingent convertible securities (“CoCos”), which are a form of hybrid debt security typically issued as subordinated debt instruments (i.e., the rights and claims of holders of CoCos will generally rank junior to the claims of holders of the issuer’s other debt instruments). Unlike traditional convertible securities, the conversion of a CoCo is contingent and occurs based on specified triggering events.

CoCos are usually issued by non-U.S. banks and are subject to risks in addition to those of convertible securities because, among other things, CoCos may be automatically converted to equity (such as common stock) or have their principal written down upon the occurrence of certain triggering events. These triggering events are usually linked to regulatory capital or other financial thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern, such as an issuer’s capital falling below a specified level, an increase in an issuer’s risk weighted assets, or the issuer’s share price falling below a particular level for a set period of time. If the issuer triggers the CoCo’s conversion mechanism, the Fund may lose all or part of the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity or other security ranking junior to the corresponding CoCo, which may occur at a predetermined share price. CoCos’ unique equity conversion and principal write-down features are tailored to the issuer and its regulatory requirements and are set forth in the applicable documentation governing the CoCos.

CoCos often have no stated maturity and often have fully discretionary coupons. This means coupons can potentially be suspended or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. In light of the uncertainty with respect to investments in CoCos, their value is subject to heightened volatility and may decrease quickly in the event that coupon payments are suspended or otherwise adversely affected.

CoCos are typically issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos would generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder of the CoCos will be further subordinated as a result of the conversion from being the holder of a debt instrument to being the holder of an equity instrument. Holders of CoCos may be limited in their ability to institute claims against issuers.

The value of CoCos may fluctuate based on unpredictable factors and will be influenced by many factors, including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Covenant-Lite Obligations

A Fund may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase or sell a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturities of a Fund's investments, and changes in values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. The value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities, thus potentially increasing the volatility of a Fund’s NAV per share. Lower-rated debt securities generally carry greater risk that the issuer will default or be delinquent on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better, or BBB- or better by an NRSRO, or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating or deemed to be comparable to such rating by the Manager or Subadvisor have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency downgrades the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Fund's portfolio.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Managed Futures. A Fund may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Fund may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Fund.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives include standardized options, futures and swap contracts traded in an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Exchange-traded contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange-traded contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing and exchange-trading. Swap transactions that are not exchange-traded and/or centrally cleared are less liquid than centrally cleared and exchange-traded instruments. Eventually, it is expected that many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the

Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

2. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including certain currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to the risk that they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the derivative. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets or enter into offsetting transactions to "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Fund's transactions in derivatives (such as options, swaps, and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Manager has filed notices of eligibility to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) for the Funds offered in this SAI, and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. The Manager is also exempt from registration as a “commodity trading advisor” (“CTA”) with respect to the Funds covered by this SAI. Accordingly, the Manager is not subject to regulation as a CPO or CTA with respect to the Funds.

The terms of Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 require each of the Funds covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, the Funds' investment strategies, applicable Prospectus or the SAI.

For certain Funds operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, are not currently subject to registration or regulation as a CPO with regard to these Funds under the CEA. When the temporary exemption expires, to the extent these Funds are not otherwise eligible for exemption from CFTC regulation, the Manager may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the resale prices on these securities could be adversely impacted as a result of relative illiquidity. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of the registration. Direct investments can be difficult to price accurately and may be valued at “fair value” in accordance with valuation policies established by the Board, and are subject to the valuation risks. See “How Portfolio Securities Are Valued” below.

Distressed Securities

Certain Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Funds may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Fund's investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Fund's original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Growth Stock. A Fund may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies falls behind other types of investments, such as smaller capitalized companies, a Fund’s investments in large-cap issuers may be more likely to adversely affect its performance relative to funds investing in smaller cap companies.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Value Stock. A Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Fund's portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked. See "Floating Rate and Variable Rate Securities" and "LIBOR Replacement" for more information concerning LIBOR.

Exchange-Traded Funds

A Fund may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies whose shares trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, and may trade at prices above or below the value of their underlying portfolios. The share price of an ETF is derived from and based upon the securities held by the ETF and the relative supply of and demand for the

ETF’s shares. A lack of liquidity in an ETF’s shares could result in its share price being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund‘s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective, or for other portfolio management reasons.

A Fund may invest in certain ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Fund's investments in a single ETF to 5% of the Fund’s total assets and in all ETFs to 10% of the Fund’s total assets and 3% of the total shares outstanding of the ETF. In reliance on applicable exemptive orders and/or regulations under the 1940 Act, a Fund may generally invest in excess of these limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.

An ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the applicable Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

The purchase of ETFs may require the payment of substantial premiums above, or discounts below, the value of such ETFs’ portfolio securities or NAVs and may be illiquid. Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV. Market makers in an ETF’s shares generally seek to take advantage of arbitrage opportunities when the price of an ETF’s shares differ from the aggregate value of the ETF’s underlying portfolio securities, thus enabling an ETF’s share price to track the value of its portfolio holdings. However, market makers may choose to “step away” from this role, which may result in a premium or discount for the shares as compared to their net asset value.

A Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or Subadvisor believes that it is in the Fund’s best interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Fund invests ceases to be a registered investment company, a Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Fund incurs various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because certain of the ETFs in which a Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Exchange Traded Notes

A Fund may invest in exchange-traded notes (“ETNs”), which are unsecured and unsubordinated structured debt securities that combine certain features of debt securities and ETFs and typically provide exposure to a market index. A Fund will bear its proportionate share of any fees and expenses of any ETNs in which it invests and, as a result, returns on these investments typically do not correlate fully to the performance of the relevant market index. Investments in ETNs are subject to risks similar to debt securities, including credit risk and counterparty risk, and the value of an ETN may be impacted by time remaining to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the ETN or the components of the relevant market index. Unlike many debt securities, no periodic coupon payments are distributed and no principal protections exist for investments in ETNs. In addition, ETNs are subject to the other risks associated with the components of the relevant market index and the risks generally associated with investments in ETFs. For example, a Fund may be limited in its ability to sell its ETN holdings at a favorable time or price depending on the availability and liquidity of a secondary market, and a Fund may have to sell some or all of its ETN holdings at a discount. The timing and character of income and gains derived by a Fund from investments in ETNs for U.S. federal income tax purposes is under consideration by the U.S. Treasury and Internal Revenue Service (“IRS”) and may also be affected by future legislation.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm or standby commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that their NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate or LIBOR. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7 under the 1940 Act.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates as its recommendation, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, which has been used increasingly on a voluntary basis in new instruments and transactions. At times, SOFR has proven to be more volatile than the 3-month LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

For more information on the risks associated with the discontinuation and transition of LIBOR, please see “LIBOR Replacement” in this section.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be classified as illiquid investments.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations and policies applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The MainStay Money Market Fund is permitted to purchase U.S. dollar-denominated securities of foreign issuers subject to Rule 2a-7 under the 1940 Act. Securities of issuers within a given country may be denominated in the currency of another country. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

Generally, an issuer of a security is considered to be U.S. or foreign based on the issuer’s “country of risk,” as determined by a third party service provider such as Bloomberg. In determining whether an issuer of a security is foreign, a Fund will ordinarily look to the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although a Fund will generally rely on an issuer’s “country of risk,” as determined by Bloomberg, when categorizing securities as either U.S. or foreign-based, it is not required to do so.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic or trade or other economic developments (including, for example, sanctions or tariffs), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Funds may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Additionally, investments in certain countries may subject a Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Fund invests, or result in unexpected tax liabilities for a Fund.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic and legal structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. Countries with lower levels of government regulation could be more susceptible to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. There is also a risk that the SEC and the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect the audit work and practices of PCAOB-registered auditing firms in emerging market countries, such as China, and this may result in the unavailability of financial information about U.S.-listed emerging market companies. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Funds of Funds

The “MainStay Asset Allocation Funds,” consisting of the MainStay Conservative Allocation Fund, MainStay Equity Allocation Fund, MainStay Growth Allocation Fund, and MainStay Moderate Allocation Fund, and the "MainStay ETF Asset Allocation Funds," consisting of the MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund and MainStay Moderate ETF Allocation Fund , are each a "fund of funds," and are collectively referred to as the “MainStay Funds of Funds.” Each of the MainStay Asset Allocation Funds seeks to achieve its investment objective by investing primarily in certain series of MainStay Funds Trust and The MainStay Funds. The MainStay Asset Allocation Funds may also invest in exchange-traded funds advised by New York Life Investments or its affiliates. The series/funds in which the MainStay Asset Allocation Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds in which the MainStay Asset Allocation Funds currently invest are advised by New York Life Investments or its affiliates and are considered to be within the same "group of investment companies" as the MainStay Asset Allocation Funds. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. New York Life Investments may change the Underlying Funds from time to time without prior approval from shareholders. The MainStay Asset Allocation Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities, and reverse repurchase agreements. These securities are described later in this section.

Each MainStay ETF Asset Allocation Fund (except the MainStay Equity ETF Allocation Fund) invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds. The MainStay Equity ETF Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity exchange-traded funds. Each of the MainStay ETF Asset Allocation Funds seeks to achieve its investment objective by investing in unaffiliated passively-managed exchange-traded funds. The series/funds in which the MainStay ETF Asset Allocation Funds invest may be referred to in this SAI as the "Underlying ETFs." The MainStay ETF Asset Allocation Funds do not currently invest in Underlying ETFs that are "affiliates" of or within the same "group of investment companies" as the MainStay ETF Asset Allocation Funds, but reserve the right to do so without prior shareholder approval. New York Life Investments may change the Underlying ETFs from time to time without prior approval from shareholders.

By investing in the Underlying Funds and Underlying ETFs (as applicable), the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in this section depending upon how their assets are allocated among the Underlying Funds and Underlying ETFs. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds and Underlying ETFs, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds and Underlying ETFs that are not described below. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds and Underlying ETFs. These securities and instruments are described in the Underlying Funds' and Underlying ETFs' current prospectuses and statements of additional information, which for the Underlying Funds that are within the same “group of investment companies” as the MainStay Funds of Funds are available upon request, free of charge, by calling us toll-free at 800-624-6782 or on the internet at newyorklifeinvestments.com.

The Underlying Funds and Underlying ETFs may engage in investment practices, or invest in instruments to the extent permitted in the prospectus and SAI or other offering documents through which they are offered. Unless otherwise stated in the applicable prospectus or other offering documents, investment techniques are discretionary. That means the manager or subadvisor of an Underlying Fund or Underlying ETF may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities but, to the extent employed, could from time to time have a material impact on the performance of the Underlying Funds or Underlying ETFs. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits.

To the extent that a Fund invests in other investment companies, these regulatory changes could potentially impose new limits on the Fund’s investment strategies and operations.

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets or enter into offsetting transactions to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its accompanying reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management, income enhancement and investment and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. If market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account.

However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund (with the exception of the MainStay Money Market Fund) may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of a Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's assets being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" refers to companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities typically provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Investments

A Fund may acquire an illiquid investment so long as immediately after the acquisition the Fund would not have invested more than 15% of its net assets in illiquid investments that are assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay Money Market Fund). A Fund will consider taking measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.

An illiquid investment for each Fund, other than the MainStay Money Market Fund, means any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. With respect to the MainStay Money Market Fund, illiquid security means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Illiquid investments may include repurchase agreements maturing in more than seven days.

The Funds, other than the MainStay Money Market Fund, have implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Funds' “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Fund's investments in accordance with the Liquidity Program.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Often, illiquid investments will be valued in accordance with fair valuation procedures adopted by the Board. An investment’s illiquidity might prevent the sale of such investment at a time when the Manager or Subadvisor might wish to sell, and these investments could have the effect of decreasing a Fund's liquidity. Difficulty in selling an investment, particularly an illiquid investment, may result in a loss or may be costly to a Fund.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Manager or Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Inflation Risk

A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund's investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Information Regarding Investments in a Fund by Management or Affiliates

The Manager, Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Fund. These investments may be redeemed from a Fund at any time, which may adversely impact the Fund and its shareholders. Additionally, the Manager, Subadvisor or their affiliates may choose to hedge all or part of their investment in a Fund. It is not expected that any such hedge will adversely impact any Fund.

Infrastructure Industry Risk

The MainStay MacKay U.S. Infrastructure Bond Fund and the MainStay CBRE Global Infrastructure Fund have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards as well as federal and state or local funding for infrastructure projects. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.

Specific infrastructure assets in which each Fund invests may be subject to the following additional risks:

• communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

• energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy companies.

• social infrastructure companies are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

• transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

• utility company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Initial Public Offerings

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Interfund Lending

The Funds have obtained an exemptive order from the SEC allowing the Funds to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund. The Funds are currently parties to a line of credit which restricts a Fund's ability to participate in interfund lending while the Fund has an outstanding balance on the line of credit.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund's fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Fund may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund’s Prospectus and SAI and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act). These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations.

Among other things, the 1940 Act limitations generally prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund’s total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds and typically do not apply to certain investments in money market funds, including money market funds advised by the Manager. The Funds' investments in money market funds may include money market funds managed by New York Life Investments that are offered for sale only to the Funds and other funds within the MainStay Group of Funds such as the MainStay U.S. Government Liquidity Fund. The MainStay U.S. Government Liquidity Fund invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e. collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. A Fund may invest in money market funds for various cash management purposes. In addition, no Fund (with the exception of the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain underlying funds may be advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the underlying funds advised by those entities are considered to be in the same “group of investment companies” as the Funds for purposes of Section 12(d)(1)(G) of the 1940 Act. For example, exchange-traded funds advised by IndexIQ Advisors LLC are considered to be in the same group of investment companies as the Funds because IndexIQ Advisors LLC and New York Life Investments are under common control. For purposes of determining compliance with a Fund's policy on concentrating its investments in any one industry, the Funds will look through investments in underlying investment companies for purposes of applying their concentration limitations, if the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Fund’s concentration limitation.

The Funds may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the 1940 Act or exemptive relief or regulations thereunder. For more information, please see “Exchange-Traded Funds.”

Potential conflicts of interest situations could occur where a Fund's portfolio manager is subject to competing interests that have the potential to influence his or her decision to invest a Fund's assets in a fund managed by New York Life Investments. For example, the MainStay U.S. Government Liquidity Fund, along with other money market funds managed by New York Life Investments, is available as an investment option for portfolio managers of each Fund. New York Life Investments and its affiliates would generate additional revenue from a Fund's investments in these money market funds as compared to investments in money market funds sponsored by third parties. A portfolio manager may also have an incentive to invest in the MainStay U.S. Government Liquidity Fund or another fund managed by New York Life Investments to increase the fund’s assets under management or otherwise support the fund. These incentives may result in decisions that adversely impact a Fund. Like any other Fund investment, it is possible for a Fund to lose money by investing in other funds.

New York Life Investments and the portfolio managers have a fiduciary duty to each Fund to act in that Fund’s best interests when selecting underlying funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investments will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of lending fees or the spread received in connection with the investment of cash collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash, U.S. Treasury securities and/or U.S. government agency securities that are issued or guaranteed by the United States government or its agencies or instrumentalities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with JP Morgan Chase Bank, N.A. (“JPMorgan”), which acts as the Funds' agent in making loans of portfolio securities, subject to the supervision and control of the Manager or a Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons, such as the financial failure of the securities lending agent. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or a Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or a Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund, including the value of any cash collateral received.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on any cash collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of any cash collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

The Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are managed by the Manager, its affiliates or unaffiliated third-party investment advisers.

LIBOR Replacement

The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance.

The Financial Conduct Authority, the United Kingdom’s financial regulatory body and regulator of LIBOR, has announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will likely face similar issues.

In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit sensitive component in the calculation of the rate. Alternative reference rates generally reflect the performance of the market for U.S. treasury securities, which are secured by the U.S. treasury, and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using certain alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

Various pending legislation, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse a Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law.

Certain classes of instruments invested in by a Fund may be more sensitive to LIBOR cessation than others. For example, certain asset classes such as floating rate notes may not contemplate a LIBOR cessation and/or might freeze a last-published or last-used LIBOR rate for all future payment dates upon a discontinuation of LIBOR. Also, for example, syndicated and other business loans tied to LIBOR may not provide a clear roadmap for LIBOR’s replacement, leaving any future adjustments to the determination of a quantum of lenders. Securitizations and other asset-backed transactions may experience disruption as a result of inconsistencies between when collateral assets shift from LIBOR and the rate with which those assets replace LIBOR and when the securitization notes shift from LIBOR as well as the rate with which the securitization notes replace LIBOR.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund’s investments. As a result of this uncertainty and developments relating to the transition process, a Fund and its investments may be adversely affected.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies.

A Fund may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Fund must rely on the agent bank and/or the seller of the participation for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan. In addition, an agent bank may be responsible for various services with respect to the loan including, recordkeeping or other services (such as interest payment services) with respect to Loan Participation Interests held by a Fund and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays, and the bankruptcy or insolvency of such agents. The Funds are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Funds, the Funds' investments and the Funds' investment performance.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants, if any, contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral although they may not be fully collateralized and may be uncollateralized. The borrower pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously owned by a different lender. Unlike when a Fund purchases a participation interest, a Fund that purchases an assignment will become a lender for the purposes of the relevant loan agreement.

A Fund can purchase a loan by signing as a direct lender under the loan document or by purchasing an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest received by the Fund through the amortization of the purchase price discount. Where reduced primary investment opportunities in floating rate loans exist, a Fund may be able to invest in floating rate loans only through participation interests or assignments. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair, delay or negate a Fund's ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral although they may not be fully collateralized or may be uncollateralized. However, the value of the collateral may not be sufficient to repay the loan or, should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets.

The borrower under a floating rate loan must comply with restrictive covenants, if any, contained in the floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant includes a promise by the borrower to not take certain action that may impair the rights of lenders or increase the credit risk associated with the borrower or the loan. Generally these covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from certain asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) that is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank may have the right to demand immediate repayment in full of the outstanding floating rate loan on behalf of the syndicate lenders. Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant-Lite Obligations” discussed above.

The Manager or Subadvisor must determine that the investment is suitable for each Fund based on the Manager's or Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

In addition, the Fund may have arrangements with loan, administrative and similar agents under which these agents provide recordkeeping or other services (such as interest payment services) with respect to loan positions held by a Fund and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays, and the bankruptcy or insolvency of such agents. The Funds are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Funds, the Funds' investments and the Funds' investment performance.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships

The Funds may invest in certain companies that are structured as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to net taxable income from certain MLPs. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in such MLPs would generally be eligible for the 20% deduction for any such taxable income from these investments while investors investing in those MLPs indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs"), which are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Funds may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Funds may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following: MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which a Fund will invest; a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends; a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies; MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies; the natural resources sector is highly competitive; extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities; the amount of cash that a Fund has available to distribute to shareholders will depend on the ability of the companies in which a Fund has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends; the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment; there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance; certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

Money Market Investments

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the MainStay Money Market Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager or Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the MainStay Money Market Fund's Board of Trustees. In the event that an instrument acquired by the MainStay Money Market Fund experiences a default (other than an immaterial default unrelated to the financial condition of the issuer), ceases to be an eligible security under Rule 2a-7 or experiences an event of insolvency under Rule 2a-7, the Fund will dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, unless the Manager (or the Board with the assistance of the Manager) finds that disposal of the security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the portfolio security). These circumstances are subject to certain reporting requirements under the Fund’s procedures adopted under Rule 2a-7.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or a Subadvisor.

Rating agencies, from time to time, have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Adverse economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, certain adverse economic conditions may result in interest rate spreads for mortgage-backed securities being widened and becoming more volatile. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience declines after they are purchased by such Fund.

Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures may adversely affect the value of mortgage-backed securities held by a Fund. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

The U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have taken or are considering taking actions to address fallout from, or to mitigate the future occurrence of events similar to, the financial crisis of 2008, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Some of the loans or other similar debt obligations to which a Fund may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Fund to the risks of “Covenant-Lite Obligations” discussed above.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

In June 2019, under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC launched the common securitization platform (“CSP”) and began the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative is intended to maximize liquidity for both FNMA and FHLMC MBS in the “to-be-announced” (“TBA”) market. The CSP began issuing UMBS in June 2019. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. In September 2008, the FHFA placed FNMA and FHLMC in conservatorship. At the same time, the U.S. Treasury and the FHFA as conservator of FNMA and FHLMC entered into Senior Preferred Stock Purchase Agreements (“SPAs”) whereby the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these SPAs, as currently amended, the U.S. Treasury has pledged to provide a financial commitment up to certain amounts for each instrumentality in the event an instrumentality has a net worth deficit in any given quarter. In addition, pursuant to a letter agreement, the instrumentalities are required to pay a quarterly dividend to the U.S. Treasury in an amount by which the net worth of each of FNMA and FHLMC exceeds $25 billion and $20 billion, respectively. The FHFA recently announced plans to consider taking FNMA and FHLMC out of conservatorship. Should FNMA and FHLMC be taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also unclear how the capital structure of FNMA and FHLMC would be constructed post-conservatorship, and what effects, if any, the privatization of FNMA and FHLMC will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the FNMA and FHLMC out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Fund's investments to lose value. A number of legal motions taken by junior preferred shareholders of the GSEs against the FHFA and the U.S. Treasury may further complicate any plans by the FHFA to take these entities out of conservatorship.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund's investment objectives and policies, the Fund’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be classified as illiquid investments.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be classified as illiquid investments.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities held by a Fund and thereby adversely affect the ability of the mortgage-backed security issuer to make principal payments to holders, such as a Fund. Further, mortgage-backed securities are also subject to the risks associated with the types of real estate to which they relate and adverse economic or market events with respect to these property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types).

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See “Collateralized Debt Obligations”). The Funds' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Delinquencies and losses on sub-prime and non-prime automobile loans have increased in recent years and, as a result, issuers of asset-backed securities backed by such loans may be adversely affected in their ability to continue to make principal and interest payments. The risk associated with investments in asset-backed securities may be heightened to the extent that a Fund invests in such loans.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Fund's investments in municipal securities may be affected by political, societal and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, the current COVID-19 pandemic has significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of a Fund’s investments in municipal securities. In particular, responses by municipalities to the COVID-19 pandemic have caused disruptions in business activities. These and other effects of the COVID-19 pandemic, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Fund’s investments.

Additionally, Puerto Rico, in particular, has been experiencing significant financial difficulties and other events that have adversely affected its economy, infrastructure and financial condition, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds (“TOBs”), which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner. In addition, many states and municipalities have been adversely impacted by the ongoing Coronavirus pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund's investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code. Changes to the Bankruptcy Code or the administration of its provisions relating to municipal bankruptcies could adversely impact a Fund's investments in municipal securities.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt.

Puerto Rico has faced a number of significant fiscal challenges, including a structural imbalance between its general fund revenues and expenditures, substantial unemployment, and mounting unfunded retirement obligations. To help address these and other challenges, in June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and allows Puerto Rico and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. The Oversight Board is comprised of seven members appointed by the President who are nominated by a bipartisan selection process. The budget process requires the Oversight Board, the governor of Puerto Rico, and Puerto Rico’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the governor of Puerto Rico.

In 2017, the Oversight Board filed debt restructuring petitions in federal court on behalf of Puerto Rico and certain of its instrumentalities to seek bankruptcy-type protections from debt and unfunded pension obligations. As a result of these petitions, the ability of the creditors of Puerto Rico and its instrumentalities that have filed for Title III relief to take action with respect to outstanding obligations has been temporarily stayed. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain Puerto Rico instrumentalities and is negotiating the restructuring of its debt with certain other bondholders as of the date of this SAI. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. On February 4, 2019, the judge overseeing the Title III proceedings approved the Plan of Adjustment between the Puerto Rico Sales Tax Financing Corporation (“COFINA”) and its creditors, which restructures approximately $17.0 billion of COFINA’s debt and provides Puerto Rico with an average annual savings of $456 million through 2057, which is an overall savings of approximately 32%. As of the date of this SAI, negotiations between Puerto Rico and its instrumentalities and their respective creditors to restructure outstanding debt obligations remain ongoing, and it is not possible to predict whether Puerto Rico and its instrumentalities will be able to come to similar agreements with other creditors.

Due to the ongoing budget impact from COVID-19 on Puerto Rico's finances, the Oversight Board or Puerto Rico could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Oversight Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Oversight Board is changing significantly due to existing members either stepping down or being replaced as the current board’s term has expired. There is no assurance that newly appointed board members will approve the restructuring agreements the prior board had negotiated.

In September 2017, two successive hurricanes caused significant damage to Puerto Rico. The hurricanes caused severe flooding and infrastructure damage, and more than 1 million people lost power throughout the island. Estimates suggest that the hurricanes caused more than $80 billion in damage, which led to additional strain on Puerto Rico’s economic situation. In February 2018, Congress appropriated approximately $90 billion for disaster recovery efforts for areas affected by the hurricanes, and approximately $11 billion was available for Puerto Rico. In late December 2019 and January 2020, a series of earthquakes, including the strongest earthquake to hit the island in more than a century, caused an estimated $200 million in damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The damage caused by the hurricanes and earthquakes is expected to have substantial adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to lose substantial revenue as a result of decreased tourism and general business operations. There can be no assurances that Puerto Rico will receive the necessary aid to rebuild from the damage caused by the hurricanes or earthquakes or that future catastrophic weather events or natural disasters will not cause similar damage. Any such developments will have an adverse effect on Puerto Rico’s finances and negatively impact the payment of principal and interest, the marketability, liquidity, and value of securities issued by Puerto Rico. Moreover, future weather events or natural disasters could negatively impact Puerto Rico’s ability to resolve ongoing debt negotiations. Any delays in debt restructuring negotiations could adversely affect Fund performance.

On August 2, 2019, Ricardo Roselló resigned as governor of Puerto Rico, and Pedro Pierluisi was sworn in as governor. On August 7, 2019, the Supreme Court of Puerto Rico ruled that Mr. Pierluisi's succession as governor of Puerto Rico was unconstitutional, and Wanda Vázquez was sworn in as governor. The effects of these changes and any potential future changes regarding the governor of Puerto Rico on Puerto Rico are uncertain, including with respect to political and economic stability and the status of Puerto Rico’s debt restructuring negotiations. Any increase in instability in this regard could place additional pressure on Puerto Rico’s financial situation which would negatively impact the market stability and liquidity of Puerto Rico’s municipal bonds.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be classified as illiquid investments.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund‘s investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Fund from its investment in such municipal bond may be taxable. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

With respect to the MainStay MacKay California Tax Free Opportunities Fund, please see Appendix A for specific risks associated with investments in California. With respect to MainStay MacKay New York Tax Free Opportunities Fund, please see Appendix B for specific risks associated with investments in New York.

Options

A Fund may use options for any purpose consistent with their respective investment objectives, such as to seek to hedge or manage risk, or to seek to increase total return. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Writing (selling) options involves greater risk than purchasing options because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the loss of the premium payment paid, as would be the case with purchasing options. Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks.

A Fund may purchase put options on underlying assets to protect their holdings in an underlying or related asset against a substantial decline in market value. Underlying assets are considered related if their price movements generally correlate with one another. The purchase of put options on underlying assets held in the portfolio or related to such underlying assets will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio asset without actually selling the asset.

In addition, a Fund will continue to receive interest or dividend income on the underlying asset. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the underlying asset to be sold is identical or substantially identical to an underlying asset already held by the Fund or to an underlying asset that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the underlying assets decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the underlying assets remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on underlying assets the Fund intends to purchase to protect against substantial increases in prices of such underlying assets pending their ability to invest in an orderly manner in such underlying assets. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase an underlying asset at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the underlying assets increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the underlying assets remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") call options on its portfolio assets in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying asset at the exercise price upon the exercise of the option at a certain time or times prior to the expiration date, depending on the terms of the option, regardless of the market price of the underlying asset during the option period. A call option may be covered by, among other things, the writer's owning the underlying asset throughout the option period, or by holding, on a share-for-share basis, a call on the same underlying asset as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying asset above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the underlying asset decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying assets pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. “Bermudian Style” options may only be exercised at certain times. Call options and the assets underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying assets above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline.

A Fund may protect itself from further losses due to a decline in value of the underlying asset or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same underlying asset with the same exercise price and expiration date as the call option that it has previously written on any particular underlying asset. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying asset owned by a Fund. When an underlying asset is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that underlying asset or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying asset until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying asset upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying assets at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option.

Each Fund pays brokerage commissions and dealer spreads in connection with writing call options and effecting closing purchase transactions, as well as for purchases and sales of underlying assets. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying assets appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or a Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) call options involves the risk that the seller may be obligated to deliver underlying assets at less than their current market price and, in the case of an unhedged written option, the risk of loss is theoretically unlimited. Unhedged call options and call options that are not hedged by the option's underlying instrument have speculative characteristics and are riskier than hedged call options because the Fund could be obligated to deliver a security it does not own and cannot obtain at a favorable price. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options.

Writing Put Options. A Fund may also write put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying asset to the seller of the option at a specified price at a certain time or times during the term of the option, depending on the terms of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified underlying assets at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same underlying asset as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying asset, the relationship of the exercise price to such market price, the historical price volatility of the underlying asset, the option period, supply and demand and interest rates.

A put writer assumes the risk that the market price for the underlying asset will fall below the exercise price, in which case the writer would be required to purchase the underlying asset at a higher price than the then-current market price of the underlying asset. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying asset plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of puts and calls on the same underlying asset). The extent to which a Fund may write put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or a Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) put options involves the risk that the seller may be obligated to purchase underlying assets for a higher price than their current market price and, in the case of an unhedged written put option, the risk of loss may be substantial. Unhedged put options have speculative characteristics and are riskier than hedged put options because the Fund could be obligated to purchase a worthless instrument that it cannot sell in the market at a later date. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike price of the written (sold) options.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or a Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the securities are traded. To the extent that the options markets close before the markets for the securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the underlying assets held or to be acquired by a Fund will not exactly match the underlying assets represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the underlying assets comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual underlying assets held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or OTC. Exchange-traded options generally settle in cash, whereas OTC options may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Qualified Financial Contracts

Regulations adopted by prudential regulators require that certain qualified financial contracts (as defined below) entered into with certain counterparties that are U.S. banks or are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to an automatic one-day stay during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds. “Qualified financial contracts” include securities contracts, swaps, currency forwards and other derivatives and related agreements as well as repurchase agreements and securities lending agreements.

Quantitative Investing Risk

The Manager or a Subadvisor may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in managing the Funds, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes.  The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Fund is subject to the risk that any quantitative tools used by the Manager or a Subadvisor will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadvisor’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Fund may also be adversely affected by the Manager’s or Subadvisor’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

Quantitative Models

Any quantitative models used by the Manager or a Subadvisor may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance.

Real Estate Companies and Real Estate Investment Trusts ("REITs")

Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate, risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage, market illiquidity, extended vacancies of properties, increase in competition, property taxes, capital expenditures and operating expenses, changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems, tenants bankruptcies or other credit problems, casualty or condemnation losses, uninsured damages from floods, earthquakes or other natural disasters, limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type on in certain other respects, a Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights. A Fund’s investment in real estate companies is particularly sensitive to economic downturns.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to qualify as a RIC because of certain income source requirements applicable to RICs under the Internal Revenue Code.

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal

Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

The Funds, as well as the issuers of the securities and other instruments in which the Funds may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its investment strategy, either generally or with respect to certain industries or countries. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Funds will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Funds for investment purposes. If a large portion of a Fund's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Funds will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable. Future regulatory developments regarding cover requirements likely will impact a Fund's ability to engage in derivatives transactions.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the

Funds may write. Option positions of all investment companies advised by the Manager or a Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein. The final rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception that is included in the final rule which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit a Fund's securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. The Manager and Subadvisors cannot predict the effects of these regulations on a Fund. The Manager and Subadvisors intend to monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment objectives, but there can be no assurance that it will be successful in doing so.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Manager and/or Subadvisor will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of the Fund to use such contracts. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The Manager and/or Subadvisor will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for a Fund prior to the applicable compliance date.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or a Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in Section 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the applicable Prospectus and this SAI, certain Funds may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each Fund may enter into short sales "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's investment holdings.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. Inasmuch as a Fund's swap transactions are offset by segregated cash or liquid assets to cover a Fund's current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Manager or Subadvisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

A Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock is a type of swap agreement that is similar to an interest rate swap whereby it enables a Fund to lock in a specified municipal interest rate for a portion of its portfolio. An MMD Rate Lock is a contract between counterparties pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether municipal interest rates (typically based on the 30-year “AAA” Municipal Market Data rate) are above or below a specified rate on the expiration date of the contract. A Fund will ordinarily use these transactions as a hedge or for duration or risk management purposes although the Funds are permitted to enter into MMD Rate Locks to seek to enhance income or gain. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by a Fund.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because, among other reasons, swaps are two party contracts and may have terms of greater than seven days, swap agreements may be classified as illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. However, central clearing and exchange-trading do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap thus requiring a Fund to incur increased expenses to access the same types of swaps. Uncleared swaps are subject to minimum margin requirements that will be implemented on a phased-in basis. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as a Fund's swap transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Manager believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets in the notional amount of credit default swaps that it sells to cover its obligations.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.

Swaptions. A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

Whether a Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed by the Internal Revenue Code may limit the Funds' ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risks

A Fund's investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. While it may not always be successful in doing so, a Fund will seek to avoid or minimize any adverse tax consequences that could arise from such investment practices.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under these or other conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under these or other conditions, a Fund may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or a Subadvisor to be of comparable high quality and liquidity. In addition, certain Funds may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced Purchase Commitments

To-Be-Announced ("TBA") purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Funds to post collateral in connection with their TBA transactions. The required margin could increase the cost to the Funds and impose additional complexity to enter into TBA transactions.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Fund, which could have a material negative impact on the Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Variable Rate Demand Notes ("VRDNs")

Certain Funds may invest in VRDNs, which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Certain Funds may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs may provide a Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed by irrevocable letters of credit or guaranty of the relevant Institution. A Fund that invests in a Participating VRDN would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

Warrants and Rights

To the extent that a Fund invests in equity securities, the Fund may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of The MainStay Funds or MainStay Funds Trust (“Independent Trustees”).

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung* 1962	MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since January 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2017

* This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, S.A., Candriam Luxembourg, S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During Past Five Years."

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	78

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018

Susan B. Kerley 1951	MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	78

MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since January 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios)

Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Partners in Health: Trustee since 2019;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011

** Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

***  Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

Trustees

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Funds in light of the Funds' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Funds or to board members of other mutual funds generally.

Ms. Hung. Ms. Hung has been a Trustee since 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015.

She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.

Mr. Chow. Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since 2017. Mr. Chow serves as an Audit Committee Financial Expert for the MainStay Group of Funds. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 30 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has been a trustee of Berea College, serves on the Executive Committee and is the Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford from 2009 to 2017.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the MainStay Group of Funds. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the MainStay Group of Funds. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Nolan. Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has served as the Chairman of the Investment Committee since 2007. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold. Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Contracts Committee since January 2018. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee from 2008 to 2019 and is a Trustee of the University. Since 2019, Mr. Perold has served as a Trustee at Partners in Health. In addition, Mr. Perold has served as the Chief Executive Officer of CapShift Advisors LLC, a SEC-registered investment adviser, since 2018.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds as well as key service providers to the Funds, including the services provided to the Funds by the Manager and Subadvisors. The Board holds regularly scheduled meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of the Funds' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Funds regularly report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board oversees the Funds' liquidity risk (defined by the SEC as the risk a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) through, among other things, receiving periodic reporting and presentations by investment and other personnel of New York Life Investments and its affiliates. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds (other than the MainStay Money Market Fund) have implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds' liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of New York Life Investments as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program's Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Trustees)*

NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kirk C. Lehneis 1974	President, MainStay Funds and MainStay Funds Trust (since 2017)

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015 - 2016); Managing Director, Product Development (From 2010 - 2015), New York Life Investment Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**

Scott T. Harrington 1959	Vice President — Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since January 2020)

Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust (since January 2020); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since January 2020); Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)

* The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board.

**Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Committees of the Board

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Jacques P. Perold (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Richard S. Trutanic.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Jacques P. Perold.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The primary purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, the Manager and Subadvisors, and other service providers to the Funds. The Risk and Compliance Oversight Committee also oversees the implementation of the Funds' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' Manager, Subadvisors and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds' CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic.

Valuation Committee. The primary purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, David H. Chow, J. Kevin Gao, Dale A. Hanley, Susan B. Kerley, Yi-Chia Kuo (non-voting member), Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action.

Valuation Subcommittee. The primary purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person, by telephone conference call or via-emails. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Christopher Feind, J. Kevin Gao, Dale A. Hanley, Yi-Chia Kuo (non-voting member), Dennis Pilger and Amaury Rzad. The table below shows the number of times each committee met during each of the following most recently completed fiscal year ends:

Committee Meetings

FISCAL YEAR END	Audit Committee	Contracts Committee	Investment Committee	Nominating and Governance Committee	Risk and Compliance Oversight Committee	Valuation Committee	Valuation Subcommittee
April 30, 2020	5	6	4	7	7	4	0
October 31, 2020	6	6	4	5	10	4	80
November 30, 2019	6	6	5	6	8	4	4

Ownership of Securities

As of December 31, 2020, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung

MainStay MacKay New York Tax Free Opportunities Fund - $100,001 - $500,000

MainStay MacKay Short Duration High Yield Fund - $10,001 - $50,000

MainStay MacKay Short Term Municipal Fund - $100,001 - $500,000

MainStay MacKay Tax Free Bond Fund - $100,001 - $500,000

MainStay Winslow Large Cap Growth Fund - $100,001 - $500,000

Over $100,000

Independent Trustees

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	MainStay MacKay S&P 500 Index Fund - Over $100,000	Over $100,000
Susan B. Kerley

MainStay CBRE Global Infrastructure Fund - $10,001 - $50,000

MainStay Conservative Allocation Fund - Over $100,000

MainStay Epoch Capital Growth Fund - Over $100,000

MainStay Floating Rate Fund - Over $100,000

MainStay MacKay Convertible Fund - Over $100,000

MainStay Moderate Allocation Fund - Over $100,000

Over $100,000
Alan R. Latshaw	MainStay MacKay High Yield Corporate Bond Fund - Over $100,000 MainStay Winslow Large Cap Growth Fund - $10,001 - $50,000	Over $100,000
Richard H. Nolan, Jr.	MainStay Floating Rate Fund - Over $100,000 MainStay MacKay DefinedTerm Municipal Opportunities Fund - Over $100,000 MainStay MacKay High Yield Corporate Bond Fund - Over $100,000	Over $100,000
Jacques P. Perold	MainStay Winslow Large Cap Growth Fund - Over $100,000 MainStay WMC Enduring Capital Fund - $50,001 - $100,000 MainStay WMC International Research Equity Fund - $50,001 - $100,000	Over $100,000
Richard S. Trutanic

MainStay Epoch Global Equity Yield Fund - $10,001 - $50,000

MainStay Income Builder Fund - $10,001 - $50,000

MainStay Money Market Fund - $50,001 - $100,000

MainStay WMC International Research Equity Fund - $1 - $10,000

Over $100,000

As of December 31, 2020, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following table reflects the compensation received by certain Trustees for the relevant fiscal years from the Fund Complex. The Fund Complex consists of the MainStay Group of Funds, as well as MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, which are registrants not discussed in this SAI. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer; a fee for each regularly scheduled Board meeting and associated Committee meetings attended; and fees for attending other in-person

Board meetings, attending a regular in-person meeting telephonically, and attending an in-person Board meeting that is not regularly scheduled telephonically. The Chairman of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TRUSTEE	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO TRUSTEES[1]
		FISCAL YEAR END APRIL 30, 2020	FISCAL YEAR END OCTOBER 31, 2020	FISCAL YEAR END NOVEMBER 30, 2019
David H. Chow	None	$ 335,000	$ 340,000	$ 340,000
Susan B. Kerley	None	395,000	400,000	400,000
Alan R. Latshaw	None	335,000	340,000	340,000
Richard H. Nolan, Jr.	None	335,000	340,000	340,000
Jacques P. Perold	None	335,000	340,000	340,000
Richard S. Trutanic	None	335,000	340,000	340,000

1.  Includes compensation paid by MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund.

The following table shows the compensation paid to Independent Trustees during the relevant fiscal years (or periods). The table is organized by fiscal year end.

	AGGREGATE COMPENSATION FROM THE FUNDS

FISCAL YEAR ENDED	David H. Chow	Susan B. Kerley	Alan R. Latshaw	Richard H. Nolan, Jr.	Jacques P. Perold	Richard S. Trutanic
April 30	$ 2,884	$ 3,398	$ 2,884	$ 2,884	$ 2,926	$ 2,884
October 31 – MainStay Funds	137,732	162,037	137,732	137,732	139,451	137,732
October 31 – MainStay Funds Trust	98,258	115,598	98,258	98,258	99,496	98,258
November 30	5,581	6,562	5,581	5,581	5,665	5,581

Codes of Ethics

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreements

Pursuant to the respective Amended and Restated Management Agreements with MainStay Funds Trust and The MainStay Funds, dated February 27, 2015, as amended ("Management Agreements"), New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

A Fund's Management Agreement remains in effect for two years following its initial effective date and continues in effect thereafter for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error of judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each Fund, and except as indicated in the Prospectuses or elsewhere in this SAI, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the CCO’s compensation (a portion of which is reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the conditions of the Order (as described below) and the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). For its services, each Fund, except the MainStay Asset Allocation Funds, pays the Manager a monthly fee, which is based on each Fund's average net assets. The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

This authority is subject to certain conditions, which include: (i) the MainStay Group of Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Manager will provide general management services to each applicable Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the Board, will (a) set the Fund’s overall investment strategies; (b) evaluate, select, and recommend subadvisors to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Fund’s investment objective, policies and restrictions; (iii) the MainStay Group of Funds will provide an information statement to shareholders of a Fund containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Fund basis; (v) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Fund with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the MainStay Group of Funds as a whole within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

For more information regarding the Order, including whether a Fund may not use some or all of the relief granted by the Order without obtaining shareholder approval, see the Prospectuses under the heading "Operation as a Manager of Managers."

Expenses Borne by the MainStay Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this SAI, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing Prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

Pursuant to an agreement between the Trusts and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Funds. The Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Funds.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund reimburses the Manager for a portion of the CCO’s compensation.

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for certain Funds to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and supervision by the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Fund, Subadvisors provide continuous supervision of the investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments contained in each Fund. The Subadvisors perform other portfolio management duties pursuant to the applicable Subadvisory Agreement.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the chart below.

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	0.350% on assets up to $500 million; and 0.325% on assets over $500 million
MainStay Income Builder Fund

Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch.

MacKay Shields: 0.32% on allocated assets up to $500 million;
0.30% on allocated assets from $500 million to $1 billion;
0.2875% on allocated assets from $1 billion to $5 billion; and

0.2825% over $5 billion

MainStay MacKay Convertible Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $2 billion; and 0.245% on such assets over $2 billion
MainStay MacKay High Yield Corporate Bond Fund

0.300% on assets up to $500 million;
0.275% on assets from $500 million to $5 billion;
0.2625% on assets from $5 billion to $7 billion;
0.250% on assets from $7 billion to $10 billion;
0.245% on assets from $10 billion to $15 billion; and

0.24% over $15 billion

MainStay MacKay International Equity Fund	0.445% on assets up to $500 million and 0.425% on assets over $500 million
MainStay MacKay Strategic Bond Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
MainStay MacKay Tax Free Bond Fund

0.225% on assets up to $500 million;
0.2125% on assets from $500 million to $1 billion;
0.200% on assets from $1 billion to $5 billion;
0.195% on assets from $5 billion to $7 billion; and
0.190% on assets over $7 billion

MainStay MacKay U.S. Infrastructure Bond Fund	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay MAP Equity Fund

Epoch: 0.425% on allocated assets up to $500 million;
0.4125% on allocated assets from $500 million to $1 billion; and
0.400% on allocated assets over $1 billion
Markston: 0.450% on allocated assets up to $250 million;
0.400% on allocated assets from $250 million to $500 million; and
0.350% on allocated assets over $500 million

MainStay Money Market Fund	0.200% on assets up to $500 million; 0.175% on assets from $500 million to $1 billion; and 0.150% on assets over $1 billion

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Winslow Large Cap Growth Fund

On the average daily NAV of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Winslow Large Cap Growth Fund,
0.400% on such assets up to $100 million;
0.350% on such assets from $100 million up to $350 million;
0.300% on such assets from $350 million up to $600 million;
0.250% on such assets from $600 million up to $1 billion;
0.200% on such assets from $1 billion to $2.5 billion;
0.24% on such assets from $2.5 billion to $5 billion; and

0.25% on such assets over $5 billion

MainStay WMC Enduring Capital Fund	0.2375% on assets up to $500 million; 0.225% on assets from $500 million to $1 billion; and 0.2125% on assets over $1 billion

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $2 billion; and 0.255% on allocated assets over $2 billion
MainStay Candriam Emerging Markets Equity Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay CBRE Global Infrastructure Fund	0.425% on all assets
MainStay CBRE Real Estate Fund	0.375% on all assets
MainStay Cushing MLP Premier Fund	0.55% on assets up to $3 billion; and 0.525% on assets over $3 billion
MainStay Epoch Capital Growth Fund	0.375% on all assets
MainStay Epoch Global Equity Yield Fund	0.350% on all assets
MainStay Epoch International Choice Fund	0.400% on assets up to $5 billion; 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets over $7.5 billion
MainStay Epoch U.S. All Cap Fund	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets over $1 billion
MainStay Epoch U.S. Equity Yield Fund	0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion
MainStay Floating Rate Fund	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
MainStay MacKay California Tax Free Opportunities Fund	0.225% on up to $1 billion; 0.215% on assets from $1 billion to $3 billion; and 0.210% on assets over $3 billion
MainStay MacKay High Yield Municipal Bond Fund

0.275% on assets up to $1 billion;
0.270% on assets from $1 billion to $3 billion;
0.265% on assets from $3 billion to $5 billion;
0.260 on assets from $5 billion to $7 billion;
0.255% on assets from $7 billion to $9 billion; and
0.25% on assets over $9 billion

MainStay MacKay Intermediate Tax Free Bond Fund	0.200% on all assets
MainStay MacKay New York Tax Free Opportunities Fund	0.225% on up to $1 billion; 0.215% on assets from $1 billion to $3 billion; and 0.210% on assets over $3 billion
MainStay MacKay S&P 500 Index Fund	0.080% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion
MainStay MacKay Short Duration High Yield Fund	0.325% on all assets
MainStay MacKay Short Term Municipal Fund	0.175% on assets up to $1 billion; and 0.165% on assets over $1 billion
MainStay MacKay Total Return Bond Fund	0.250% on assets up to $1 billion; 0.2375% on assets from $1 billion to $3 billion; and 0.2325% on assets over $3 billion
MainStay MacKay U.S. Equity Opportunities Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay Short Term Bond Fund	0.125% on assets up to $1 billion; and 0.100% on assets over $1 billion

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS TRUST
MainStay WMC Growth Fund	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
MainStay WMC International Research Equity Fund	0.335% on all assets
MainStay WMC Small Companies Fund	0.375% on assets up to $1 billion; 0.3625% on assets from $1 billion to $2 billion; and 0.35% on assets over $2 billion

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have agreed to waive or reimburse their fees proportionately.

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

Epoch and New York Life Investments have entered into an agreement pursuant to which Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board that Epoch continue to serve as subadvisor for the MainStay Epoch Funds and certain other MainStay Funds subadvised by Epoch for the five years following the closing of the transaction contemplated by such agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (iv) Epoch and New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

New York Life Investments and CBRE Clarion have entered into an agreement pursuant to which CBRE Clarion and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board that CBRE Clarion continue to serve as subadvisor for certain MainStay Funds subadvised by CBRE Clarion for the three years following the initial term of the subadvisory agreement with New York Life Investments, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) CBRE Clarion agrees not to provide advisory or subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new CBRE Clarion products; and (iv) CBRE Clarion and New York Life Investments enter into a distribution relationship with respect to certain CBRE Clarion products.

New York Life Investments and Wellington have entered into an agreement pursuant to which Wellington and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things (i) New York Life Investments agrees to recommend to the Board that Wellington continue to serve as subadvisor for certain MainStay Funds subadvised by Wellington for the five years following the initial term of the subadvisory agreement with New York Life Investments, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; and (ii) Wellington agrees not to provide advisory or subadvisory services to certain competing funds pursuant to the terms of the agreement.

Management Fees

The tables below show the amount of the Management fee paid by each Fund and the amount of any Management fees waived and/or reimbursed by New York Life Investments for the last three fiscal years (or periods).

	2020		2019		2018
	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year ending April 30
MAINSTAY FUNDS TRUST
MainStay CBRE Global Infrastructure Fund[1]	$ 384,374	$ 101,556	$ 0	$ 0	$ 0	$ 0
MainStay CBRE Real Estate Fund[1]	725,314	345,608	0	0	0	0
MainStay MacKay Intermediate Tax Free Bond Fund[2]	171,891	150,406	0	0	0	0
MainStay MacKay Short Term Municipal Fund[3]	1,695,769	192,335	1,319,543	139,397	1,296,172	194,516

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

3 Effective May 22, 2018, the MainStay MacKay Short Term Municipal Fund’s management fee was lowered from 0.45% on all assets to 0.35% on all assets.

The MainStay ETF Asset Allocation Funds each commenced operations on June 30, 2020. Therefore, each Fund had not yet paid any management fees under the Management Agreement.

	2020		2019		2018
	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year ending October 31
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund[1]	$ 858,687	$ 206,021	$ 1,045,279	$ 50,154	$ 1,185,480	$ 9,217
MainStay Income Builder Fund	9,117,556	0	9,138,050	31,325	10,448,819	35,031
MainStay MacKay Convertible Fund	8,449,827	756,070	7,771,639	884,647	7,050,614	701,850
MainStay MacKay High Yield Corporate Bond Fund	57,205,955	0	50,073,114	0	50,871,855	0
MainStay MacKay International Equity Fund	2,839,641	659,274	2,751,837	520,869	2,964,590	15,314
MainStay MacKay Strategic Bond Fund	4,692,436	0	6,115,196	0	7,224,495	0
MainStay MacKay Tax Free Bond Fund	25,489,278	0	15,965,602	0	12,600,035	0
MainStay MacKay U.S. Infrastructure Bond Fund	2,262,345	469,112	734,582	199,102	575,965	70,447
MainStay MAP Equity Fund	7,493,498	7,093	7,794,215	70,880	8,910,527	46,800
MainStay Money Market Fund	1,729,637	881,321	1,416,356	64,382	1,291,567	39,405
MainStay Winslow Large Cap Growth Fund	77,721,584	511,340	71,525,027	176,956	76,819,889	374,784
MainStay WMC Enduring Capital Fund	931,401	2,211	1,084,722	13,526	1,033,294	6,762
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	3,698,398	24,381	4,280,187	25,452	5,021,715	28,844
MainStay Candriam Emerging Markets Equity Fund	703,446	267,577	682,698	188,537	672,0221	267,658
MainStay Conservative Allocation Fund	0	57,898	0	46,046	0	38,029
MainStay Epoch Capital Growth Fund	792,344	33,434	880,357	108,632	871,314	0
MainStay Epoch Global Equity Yield Fund	11,376,635	812,717	14,661,669	902,082	24,452,803	2,006,225
MainStay Epoch International Choice Fund	2,825,644	14,213	3,604,870	1,314	4,691,215	436
MainStay Epoch U.S. All Cap Fund	4,762,810	9,262	5,924,223	7,621	6,415,491	8,183
MainStay Epoch U.S. Equity Yield Fund	6,794,785	338,590	7,302,131	75,870	7,916,591	87,629
MainStay Equity Allocation Fund	0	196,581	0	203,491	0	129,520
MainStay Floating Rate Fund	6,171,685	0	8,207,530	0	8,991,873	0
MainStay Growth Allocation Fund	0	252,200	0	269,248	0	210,671
MainStay MacKay California Tax Free Opportunities Fund	4,627,009	485,454	2,951,384	357,604	1,618,789	229,934
MainStay MacKay High Yield Municipal Bond Fund	38,975,759	0	32,361,422	0	21,363,794	0
MainStay MacKay New York Tax Free Opportunities Fund	4,360,948	474,203	2,731,850	362,090	1,667,410	239,013
MainStay MacKay S&P 500 Index Fund	1,625,969	102,091	1,644,617	91,811	2,011,603	68,398
MainStay MacKay Short Duration High Yield Fund	9,403,737	0	7,876,986	0	7,378,674	240,670
MainStay MacKay Total Return Bond Fund	6,696,137	2,949	6,229,429	454,998	6,017,335	486,355
MainStay MacKay U.S. Equity Opportunities Fund	2,231,388	718,670	6,245,909	0	10,226,604	0
MainStay Moderate Allocation Fund	0	189,581	0	160,756	0	138,724
MainStay Short Term Bond Fund	301,445	82,754	717,681	6,176	461,591	5,987
MainStay WMC Growth Fund	5,074,101	92,008	4,701,884	128,434	4,698,369	96,409
MainStay WMC International Research Equity Fund	3,057,839	0	4,360,047	0	8,156,916	0
MainStay WMC Small Companies Fund	2,445,808	98,935	3,506,067	60,589	5,090,477	57,030

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. The amounts shown are for the period since inception.

	2019		2018		2017
	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED
Fund with fiscal year ending November 30
MAINSTAY FUNDS TRUST
MainStay Cushing MLP Premier Fund	$ 13,426,443	$ 0	$ 15,035,623	$ 0	$ 15,510,492	$ 0

Subadvisory Fees

The tables below show the amount of the Subadvisory fee the amount of the subadvisory fee paid by the Manager from the management fee, and the amount of the subadvisory fee waived and/or reimbursed for the last three fiscal periods.

	2020		2019		2018
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year ending April 30
MAINSTAY FUNDS TRUST
MainStay CBRE Global Infrastructure Fund[1]	$ 192,187	$ 50,091	$ 0	$ 0	$ 0	$ 0
MainStay CBRE Real Estate Fund[1]	362,657	173,017	0	0	0	0
MainStay MacKay Intermediate Tax Free Bond Fund[2]	85,945	75,203	0	0	0	0
MainStay MacKay Short Term Municipal Fund	847,885	96,167	659,771	69,698	648,086	96,979

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

	2020		2019		2018
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year ending October 31
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund
MacKay Shields	$ 0	$ 0	$ 316,281[1]	$ 3,194	$ 571,248	$ 4,608
Candriam Luxembourg	429,343	103,133	193,366[2]	20,065	0	0
MainStay Income Builder Fund
Epoch	1,940,809	0	2,074,711	0	2,429,167	0
MacKay Shields	2,690,418	0	2,567,026	8,705	2,884,743	9,540
MainStay MacKay Convertible Fund	4,136,354	378,035	3,803,909	442,323	3,450,466	350,925
MainStay MacKay High Yield Corporate Bond Fund	28,060,187	0	24,564,436	0	24,955,927	0
MainStay MacKay International Equity Fund	1,419,821	329,864	1,375,919	260,208	1,482,295	5,808
MainStay MacKay Strategic Bond Fund	2,293,460	0	2,991,902	0	3,535,701	0
MainStay MacKay Tax Free Bond Fund	12,423,950	0	7,779,665	0	6,137,917	0
MainStay MacKay U.S. Infrastructure Bond Fund	1,131,172	239,002	366,930	95,106	287,983	35,224
MainStay MAP Equity Fund
Epoch	1,342,675	0	1,450,916	0	1,718,618	0
Markston	2,714,880	0	2,764,104	0	3,092,557	0
MainStay Money Market Fund	864,819	47,336	708,178	8,325	645,783	1,235
MainStay Winslow Large Cap Growth Fund	31,018,083	691,966	28,323,925	583,539	30,626,039	743,710
MainStay WMC Enduring Capital Fund
MacKay Shields	465,701	1,106	542,361	6,763	516,647	2,322
MAINSTAY FUNDS TRUST
MainStay Balanced Fund
MacKay Shields	963,708	6,195	1,268,166	7,628	1,626,026	7,597
NYL Investors	792,606	0	786,069	0	797,979	0
MainStay Candriam Emerging Markets Equity Fund	351,723	133,788	341,349	94,268	336,011	133,829
MainStay Conservative Allocation Fund	0	0	0	0	0	0
MainStay Epoch Capital Growth Fund	396,172	16,742	440,179	54,291	435,657	0
MainStay Epoch Global Equity Yield Fund	5,688,317	0	7,330,835	0	12,226,401	0
MainStay Epoch International Choice Fund
Epoch	1,412,822	7,106	1,802,435	0	2,345,608	0
ICAP	0	0	0	0	0	0
MainStay Epoch U.S. All Cap Fund	2,381,405	0	2,962,111	0	3,207,746	0
MainStay Epoch U.S. Equity Yield Fund	3,397,393	140,576	3,651,065	0	3,958,295	0
MainStay Equity Allocation Fund	0	0	0	0	0	0
MainStay Floating Rate Fund	3,085,842	0	4,103,765	0	4,496,047	0
MainStay Growth Allocation Fund	0	0	0	0	0	0

	2020		2019		2018
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay MacKay California Tax Free Opportunities Fund	2,312,727	242,727	1,475,692	178,802	809,423	114,960
MainStay MacKay High Yield Municipal Bond Fund	19,488,927	0	16,179,459	0	10,682,229	0

MainStay MacKay New York Tax Free Opportunities Fund	2,180,474	237,101	1,365,925	181,045	833,705	119,506
MainStay MacKay S&P 500 Index Fund	812,985	51,046	822,308	45,906	1,005,801	29,721
MainStay MacKay Short Duration High Yield Fund	4,701,868	0	3,938,493	0	3,689,337	120,335
MainStay MacKay Total Return Bond Fund	3,348,069	1,407	3,114,715	227,283	3,008,667	243,462
MainStay MacKay U.S. Equity Opportunities Fund	1,115,694	359,335	3,122,955	0	5,113,302	0
MainStay Moderate Allocation Fund	0	0	0	0	0	0
MainStay Short Term Bond Fund	150,722	41,377	358,841	945	230,795	983
MainStay WMC Growth Fund
MacKay Shields	2,537,050	46,004	2,350,942	64,217	2,349,184	37,423
MainStay WMC International Research Equity Fund
MacKay Shields	1,528,920	0	2,180,023	0	4,078,458	0
MainStay WMC Small Companies Fund
Epoch	0	0	887,625[3]	0	2,545,238	0
MacKay Shields	1,222,904	49,468	865,408[4]	17,069	0	0

1 For the period November 1, 2018 through June 20, 2019.

2 For the period June 21, 2019 through October 31, 2019.

3 For the period November 1, 2018 through March 31, 2019.

4 For the period April 1, 2019 through October 31, 2019.

	2019		2018		2017
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
Fund with fiscal year ending November 30
MAINSTAY FUNDS TRUST
MainStay Cushing MLP Premier Fund	$ 6,713,222	$ 0	$ 7,517,811	$ 0	$ 7,755,246	$ 0

JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan") provides sub-administration and sub-accounting services to the_Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' NAVs and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. JPMorgan has sub-custodial arrangements for holding such Funds' foreign assets. For providing these services to the Funds, JPMorgan is compensated by New York Life Investments.

Distribution Agreements

NYLIFE Distributors LLC (“Distributor”), a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor and principal underwriter of each Fund's shares pursuant to Amended and Restated Distribution Agreements ("Distribution Agreements"), each dated August 1, 2014. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated broker-dealer, and other financial intermediaries, sell shares of the Funds pursuant to dealer agreements with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and the respective cost of any advertising. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments and receives no other compensation from the MainStay Group of Funds under the Distribution Agreements. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

A Fund's Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect for one-year periods only if its continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds and/or MainStay Funds Trust. The Distribution Agreements will terminate in the event of assignment.

Distribution Plans

With respect to each of the Funds (except the MainStay Money Market Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class A2, Investor Class, Class B, Class C, Class C2, Class R2, Class R3 and SIMPLE Class shares of certain Funds (the "Class A Plans," the "Class A2 Plan," the "Investor Class Plans," the "Class B Plans," the "Class C Plans," the "Class C2 Plans," the "Class R2 Plans," the "Class R3 Plans," and the "SIMPLE Class Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Class A2, Investor Class, Class B, Class C, Class C2, Class R2, Class R3 and SIMPLE Class shares.

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee it receives during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. With regard to Class B shares that are converted to Class A or Investor Class shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

A 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not interested persons has been committed to the Independent Trustees. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.

Pursuant to FINRA Rule 2341, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

Class A2 shares were not offered prior to September 30, 2020. Therefore, no distribution and/or service fees have been paid by MainStay MacKay Short Term Municipal Fund for Class A2 shares for the fiscal year ended April 30, 2020.

Distribution Related Fees and Expenses for Funds with Fiscal Year Ending April 30

For the fiscal years ending April 30, 2020, April 30, 2019 and April 30, 2018, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class C and Class R3 Plans, as applicable, as follows:

	YEAR ENDED 4/30/20
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MainStay CBRE Global Infrastructure Fund[1]	$ 15,396	$ 27	$ 5,343	$ 0
MainStay CBRE Real Estate Fund[1]	236,847	16	115,813	10,612
MainStay MacKay Intermediate Tax Free Bond Fund[2]	96	53	150	0
MainStay MacKay Short Term Municipal Fund	305,646	9,516	0	0

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

	YEAR ENDED 4/30/19
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN
MainStay MacKay Short Term Municipal Fund	$254,152	$8,528

	YEAR ENDED 4/30/18
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN
MainStay MacKay Short Term Municipal Fund	$312,547	$7,782

For the fiscal years ended April 30, 2020, April 30, 2019 and April 30, 2018, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, as follows:

	YEAR ENDED 4/30/20
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MainStay CBRE Global Infrastructure Fund[1]	$4,273	$517	$0
MainStay CBRE Real Estate Fund[1]	4,475	627	1
MainStay MacKay Intermediate Tax Free Bond Fund[2]	0	0	0
MainStay MacKay Short Term Municipal Fund	521,794	14,135	34,848

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

	YEAR ENDED 4/30/20
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MainStay CBRE Global Infrastructure Fund[1]	$177	$24	$0
MainStay CBRE Real Estate Fund[1]	193	27	0
MainStay MacKay Intermediate Tax Free Bond Fund[2]	0	0	0
MainStay MacKay Short Term Municipal Fund	33,653	852	29

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

	YEAR ENDED 4/30/19
	CLASS A SHARES		INVESTOR CLASS SHARES
FUND	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
MainStay MacKay Short Term Municipal Fund	$302,797	$10,340	$29,038	$919

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES
FUND	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
MainStay MacKay Short Term Municipal Fund	$26,813	$21

	YEAR ENDED 4/30/18
	CLASS A SHARES		INVESTOR CLASS SHARES
FUND	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
MainStay MacKay Short Term Municipal Fund	$236,732	$7,547	$25,313	$860

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES
FUND	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
MainStay MacKay Short Term Municipal Fund	$60,216	$12

For the fiscal year ended April 30, 2020, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CLASS C SHARES	YEAR ENDED 4/30/20
MainStay CBRE Global Infrastructure Fund[1]	$ 0
MainStay CBRE Real Estate Fund[1]	283
MainStay MacKay Intermediate Tax Free Bond Fund[2]	200

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

For the fiscal year ended April 30, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of the Funds:

	YEAR ENDED 4/30/20
CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUS TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay CBRE Global Infrastructure Fund[1]	$95	$55	$3,626	$0	$7,110	$1,099	$11,985
MainStay CBRE Real Estate Fund[1]	260	153	10,670	2,850	48,560	4,751	67,244
MainStay MacKay Intermediate Tax Free Bond Fund[2]	1	1	43	218	31	15	309
MainStay MacKay Short Term Municipal Fund	5,731	5,101	209,544	356,864	534,131	77,773	1,189,144

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

For the fiscal year ended April 30, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of the Funds:

	YEAR ENDED 4/30/20
INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUS TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay CBRE Global Infrastructure Fund[1]	$0	$0	$4	$48	$34	$2	$87
MainStay CBRE Real Estate Fund[1]	0	0	6	48	0	2	56
MainStay MacKay Intermediate Tax Free Bond Fund[2]	0	0	1	1	0	2	4
MainStay MacKay Short Term Municipal Fund	187	206	6,612	38,702	96	2,199	48,002

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

For the fiscal year ended April 30, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of the Funds:

	YEAR ENDED 4/30/20
CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUS TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay CBRE Global Infrastructure Fund[1]	$1	$1	$41	$4	$394	$23	$463
MainStay CBRE Real Estate Fund[1]	3	2	233	4	34,274	339	34,855
MainStay MacKay Intermediate Tax Free Bond Fund[2]	0	0	1	0	242	2	245

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

For the fiscal year ended April 30, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of the MainStay MacKay Intermediate Tax Free Bond Fund:

	YEAR ENDED 4/30/20
CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUS TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay MacKay Intermediate Tax Free Bond Fund[1]	$10	$6	$383	$0	$1,962	$134	$2,495

1 MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception.

The MainStay ETF Asset Allocation Funds commenced operations on June 30, 2020. Therefore, no distribution and/or service fees had been paid by these Funds for the fiscal year ended April 30, 2020.

Distribution Related Fees and Expenses for Funds with Fiscal Year Ending October 31

For the fiscal year ended October 31, 2020, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class C2, Class R2, Class R3 and SIMPLE Class Plans as follows:

		YEAR ENDED 10/31/20
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS C2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO SIMPLE CLASS PLAN
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$215,242	$36,512	$21,553	$87,474	$--	$0	$0	$0
MainStay Income Builder Fund	1,580,889	207,659	225,131	1,723,825	--	6,730	5,058	21
MainStay MacKay Convertible Fund	1,467,195	147,950	109,408	571,312	--	0	0	0
MainStay MacKay High Yield Corporate Bond Fund	8,387,184	383,564	537,199	3,358,506	--	32,669	7,781	21
MainStay MacKay International Equity Fund	146,882	56,553	27,788	34,212	--	1,133	5,500	0
MainStay MacKay Strategic Bond Fund	449,439	46,632	65,502	775,389	--	15,711	1,204	0
MainStay MacKay Tax Free Bond Fund	5,867,288	24,060	57,197	1,141,770	0	0	0	0
MainStay MacKay U.S. Infrastructure Bond Fund	233,729	50,174	22,506	101,536	--	0	0	0
MainStay MAP Equity Fund	1,010,431	181,394	172,807	192,210	--	1,786	11,537	0
MainStay Money Market Fund	0	0	0	0	--	0	0	0
MainStay Winslow Large Cap Growth Fund	2,908,403	284,743	203,280	1,211,523	--	404,844	284,569	20
MainStay WMC Enduring Capital Fund	157,408	40,966	41,816	88,596	--	0	1,132	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	656,075	123,544	126,983	381,046	--	5,481	11,224	0
MainStay Candriam Emerging Markets Equity Fund	1,405	861	0	1,763	--	0	0	0
MainStay Conservative Allocation Fund	857,692	109,277	150,220	401,727	--	257	4,918	21
MainStay Epoch Capital Growth Fund	12,821	3,231	0	11,303	--	0	0	0
MainStay Epoch Global Equity Yield Fund	257,509	22,025	0	715,046	--	1,310	2,436	0
MainStay Epoch International Choice Fund	54,053	14,225	0	56,033	--	22,926	23,650	20
MainStay Epoch U.S. All Cap Fund	96,018	24,584	19,517	21,317	--	0	0	0
MainStay Epoch U.S. Equity Yield Fund	1,028,183	220,445	114,168	255,712	--	6,096	18,717	21
MainStay Equity Allocation Fund	628,449	185,716	223,793	168,506	--	0	6,308	20
MainStay Floating Rate Fund	738,729	53,774	23,049	701,352	--	0	2,296	20
MainStay Growth Allocation Fund	1,347,330	333,605	376,996	335,818	--	238	6,053	40
MainStay MacKay California Tax Free Opportunities Fund	839,162	1,559	0	296,081	27	0	0	0
MainStay MacKay High Yield Municipal Bond Fund	5,319,422	13,237	0	4,038,664	--	0	0	0
MainStay MacKay New York Tax Free Opportunities Fund	1,384,313	1,170	0	511,529	118	0	0	0
MainStay MacKay S&P 500 Index Fund	1,443,166	141,778	0	0	--	0	0	20
MainStay MacKay Short Duration High Yield Fund	622,882	16,747	0	453,467	--	1,305	684	0
MainStay MacKay Total Return Bond Fund	173,744	17,261	21,052	151,289	--	210	1,546	20
MainStay MacKay U.S. Equity Opportunities Fund	154,208	12,709	0	415,094	--	0	0	0
MainStay Moderate Allocation Fund	1,392,629	261,584	359,077	396,659	--	352	4,684	24
MainStay Short Term Bond Fund	78,604	8,551	0	0	--	0	0	21
MainStay WMC Growth Fund	1,196,427	268,747	175,039	31,256	--	177	0	0
MainStay WMC International Research Equity Fund	37,514	7,815	0	93,903	--	0	0	0
MainStay WMC Small Companies Fund	303,642	107,982	55,075	41,917	--	223	1,656	0

For the fiscal year ended October 31, 2019, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/19
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$228,629	$40,845	$31,511	$152,048	$0	$0
MainStay Income Builder Fund	1,469,539	216,921	279,196	1,985,637	8,129	1,543
MainStay MacKay Convertible Fund	1,318,109	142,246	133,312	691,409	0	0
MainStay MacKay High Yield Corporate Bond Fund	8,310,941	402,404	714,360	4,518,995	30,669	4,276
MainStay MacKay International Equity Fund	147,738	57,214	38,141	54,706	1,173	4,962
MainStay MacKay Strategic Bond Fund	515,084	50,187	91,901	1,089,724	17,137	992
MainStay MacKay Tax Free Bond Fund	3,672,083	24,198	67,605	1,114,277	0	0
MainStay MacKay U.S. Infrastructure Bond Fund	176,220	52,140	28,546	132,094	0	0
MainStay MAP Equity Fund	998,125	197,165	232,433	397,844	2,076	10,246
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Winslow Large Cap Growth Fund	2,378,800	278,633	235,393	1,645,671	503,258	297,736
MainStay WMC Enduring Capital Fund	157,334	41,668	51,666	125,017	0	842
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	678,268	131,051	166,509	581,900	7,950	15,820
MainStay Candriam Emerging Markets Equity Fund	122	349	0	545	0	0
MainStay Conservative Allocation Fund	773,883	103,180	195,395	498,128	93	2,934
MainStay Epoch Capital Growth Fund	7,030	2,019	0	8,675	0	0
MainStay Epoch Global Equity Yield Fund	305,250	24,630	0	1,189,288	1,487	3,307
MainStay Epoch International Choice Fund	58,127	15,080	0	78,411	30,641	26,147
MainStay Epoch U.S. All Cap Fund	89,985	24,371	26,059	28,876	0	0
MainStay Epoch U.S. Equity Yield Fund	1,061,815	252,263	161,635	346,699	7,081	19,835
MainStay Equity Allocation Fund	596,737	179,264	288,479	206,791	0	3,886
MainStay Floating Rate Fund	871,832	57,425	41,964	1,109,806	0	1,588
MainStay Growth Allocation Fund	1,255,587	307,174	487,535	411,745	127	3,666
MainStay MacKay California Tax Free Opportunities Fund	529,063	1,105	0	205,192	0	0
MainStay MacKay High Yield Municipal Bond Fund	4,911,017	11,738	0	4,213,593	0	0
MainStay MacKay New York Tax Free Opportunities Fund	778,950	988	0	339,688	0	0
MainStay MacKay S&P 500 Index Fund	1,316,570	118,429	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	476,432	16,674	0	478,948	212	796
MainStay MacKay Total Return Bond Fund	122,286	14,655	26,432	138,746	194	1,040
MainStay MacKay U.S. Equity Opportunities Fund	220,539	13,364	0	719,869	0	0
MainStay Moderate Allocation Fund	1,266,201	235,280	451,120	492,711	142	3,164
MainStay Short Term Bond Fund	48,418	7,915	0	0	0	0
MainStay WMC Growth Fund	1,061,751	269,412	206,616	38,807	145	0
MainStay WMC International Research Equity Fund	59,215	8,779	0	196,153	0	0
MainStay WMC Small Companies Fund	368,246	122,734	88,921	93,352	283	1,334

For the fiscal year ended October 31, 2018, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/18
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$249,504	$43,193	$47,912	$242,924	$0	$0
MainStay Income Builder Fund	1,556,219	224,659	352,000	2,486,796	9,866	648
MainStay MacKay Convertible Fund	1,268,730	138,354	174,669	824,466	0	0
MainStay MacKay High Yield Corporate Bond Fund	8,780,506	408,582	945,846	6,154,587	20,766	2,394
MainStay MacKay International Equity Fund	156,000	62,735	56,011	81,037	2,194	6,556
MainStay MacKay Strategic Bond Fund	652,903	52,548	131,847	1,482,888	5,632	628
MainStay MacKay Tax Free Bond Fund	3,882,233	24,796	80,144	1,142,888	0	0
MainStay MacKay U.S. Infrastructure Bond Fund	186,899	56,306	39,568	79,940	0	0
MainStay MAP Equity Fund	1,004,309	217,886	322,073	755,721	6,207	9,911
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Winslow Large Cap Growth Fund	2,374,287	278,846	302,126	2,192,236	693,871	345,672
MainStay WMC Enduring Capital Fund	152,906	43,485	63,987	159,390	0	583
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	689,744	136,586	220,321	874,407	11,976	27,278
MainStay Candriam Emerging Markets Equity Fund[1]	153	164	0	657	0	0
MainStay Conservative Allocation Fund	794,725	95,973	264,657	667,646	0	1,488
MainStay Epoch Capital Growth Fund	543	218	0	468	0	0
MainStay Epoch Global Equity Yield Fund	1,474,919	26,165	0	1,688,242	1,131	3,228
MainStay Epoch International Choice Fund	72,355	16,520	0	107,422	48,637	34,308
MainStay Epoch U.S. All Cap Fund	88,183	25,136	35,663	41,688	0	0
MainStay Epoch U.S. Equity Yield Fund	1,065,305	270,478	230,633	476,931	12,763	21,852
MainStay Equity Allocation Fund	636,101	179,854	398,683	278,205	0	2,073
MainStay Floating Rate Fund	944,638	53,021	57,954	1,461,991	0	911
MainStay Growth Allocation Fund	1,301,205	293,915	681,261	542,144	0	1,996
MainStay MacKay California Tax Free Opportunities Fund	287,492	793	0	140,714	0	0
MainStay MacKay High Yield Municipal Bond Fund	2,658,879	9,354	0	3,963,807	0	0
MainStay MacKay New York Tax Free Opportunities Fund	409,294	898	0	251,269	0	0
MainStay MacKay S&P 500 Index Fund	1,347,769	103,781	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	1,015,872	14,400	0	494,145	216	368
MainStay MacKay Total Return Bond Fund	128,279	14,614	39,009	179,728	238	340
MainStay MacKay U.S. Equity Opportunities Fund	322,483	14,185	0	1,089,936	0	0
MainStay Moderate Allocation Fund	1,267,418	217,055	602,301	656,019	0	2,033
MainStay Short Term Bond Fund	49,562	7,210	0	0	0	0
MainStay WMC Growth Fund	1,085,711	313,926	281,613	52,703	148	0
MainStay WMC International Research Equity Fund	120,779	10,769	0	392,760	0	0
MainStay WMC Small Companies Fund	426,937	139,121	135,199	169,923	371	918

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2020, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

	YEAR ENDED 10/31/20
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$77,891	$11,873	$665
MainStay Income Builder Fund	517,187	52,518	25,832
MainStay MacKay Convertible Fund	920,106	132,617	8,996
MainStay MacKay High Yield Corporate Bond Fund	4,570,912	660,892	38,593
MainStay MacKay International Equity Fund	65,031	9,488	867
MainStay MacKay Strategic Bond Fund	128,757	19,012	588
MainStay MacKay Tax Free Bond Fund	557,446	68,693	243,743
MainStay MacKay U.S. Infrastructure Bond Fund	53,063	6,477	5,510
MainStay MAP Equity Fund	269,009	38,616	1,045
MainStay Money Market Fund	0	0	150,276
MainStay Winslow Large Cap Growth Fund	1,706,941	240,736	32,690
MainStay WMC Enduring Capital Fund	61,879	8,918	203
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	160,508	15,315	5,884
MainStay Candriam Emerging Markets Equity Fund	9	1	0
MainStay Conservative Allocation Fund	410,573	40,610	3,085
MainStay Epoch Capital Growth Fund	40,982	6,010	98
MainStay Epoch Global Equity Yield Fund	61,203	8,428	1,297
MainStay Epoch International Choice Fund	12,924	1,672	51
MainStay Epoch U.S. All Cap Fund	83,752	11,630	479
MainStay Epoch U.S. Equity Yield Fund	331,107	46,646	10,179
MainStay Equity Allocation Fund	391,717	35,609	2,374
MainStay Floating Rate Fund	235,645	24,162	38,940
MainStay Growth Allocation Fund	743,632	67,205	1,330
MainStay MacKay California Tax Free Opportunities Fund	168,937	22,294	144,937
MainStay MacKay High Yield Municipal Bond Fund	1,092,025	132,198	494,166
MainStay MacKay New York Tax Free Opportunities Fund	147,466	16,328	173,451
MainStay MacKay S&P 500 Index Fund	841,202	118,219	11,831
MainStay MacKay Short Duration High Yield Fund	292,171	27,366	50,068
MainStay MacKay Total Return Bond Fund	358,968	50,715	4,923
MainStay MacKay U.S. Equity Opportunities Fund	61,326	8,085	388
MainStay Moderate Allocation Fund	715,715	66,999	5,343
MainStay Short Term Bond Fund	132,358	6,289	1,377
MainStay WMC Growth Fund	212,165	30,851	92
MainStay WMC International Research Equity Fund	24,936	3,527	653
MainStay WMC Small Companies Fund	128,435	18,253	1,224

For the fiscal year ended October 31, 2019, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

YEAR ENDED 10/31/19
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR

	YEAR ENDED 10/31/19
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR		CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$91,457		$13,038	$1,395
MainStay Income Builder Fund	978,950		139,662	15,641
MainStay MacKay Convertible Fund	978,527		140,085	5,755
MainStay MacKay High Yield Corporate Bond Fund	4,782,845		639,279	46,211
MainStay MacKay International Equity Fund	54,547		8,156	1,587
MainStay MacKay Strategic Bond Fund	182,867		25,388	2,388
MainStay MacKay Tax Free Bond Fund	503,817		63,176	129,169
MainStay MacKay U.S. Infrastructure Bond Fund	57,710		7,109	46
MainStay MAP Equity Fund	230,008		32,192	529
MainStay Money Market Fund	4,282		1,462	42,876
MainStay Winslow Large Cap Growth Fund	1,190,133		168,259	2,720
MainStay WMC Enduring Capital Fund	104,585		15,195	2,027
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	408,563		58,158	2,754
MainStay Candriam Emerging Markets Equity Fund	516		57	4,887
MainStay Conservative Allocation Fund	599,901		80,602	468
MainStay Epoch Capital Growth Fund	2,192		300	83
MainStay Epoch Global Equity Yield Fund	102,313		15,166	2,673
MainStay Epoch International Choice Fund	18,853		2,661	434
MainStay Epoch U.S. All Cap Fund	82,518		12,273	1,482
MainStay Epoch U.S. Equity Yield Fund	324,435		46,094	2,843
MainStay Equity Allocation Fund	572,580		72,605	10,786
MainStay Floating Rate Fund	475,783		53,297	84,728
MainStay Growth Allocation Fund	1,091,055		138,261	3,097
MainStay MacKay California Tax Free Opportunities Fund	134,088		15,499	57,251
MainStay MacKay High Yield Municipal Bond Fund	1,375,423		173,990	219,113
MainStay MacKay New York Tax Free Opportunities Fund	214,275		23,394	41,722
MainStay MacKay S&P 500 Index Fund	745,742		73,832	7,867
MainStay MacKay Short Duration High Yield Fund	368,972		39,105	28,215
MainStay MacKay Total Return Bond Fund	122,660		17,205	631
MainStay MacKay U.S. Equity Opportunities Fund	99,002		14,846	2,537
MainStay Moderate Allocation Fund	995,221	,	129,900	1,441
MainStay Short Term Bond Fund	88,604		9,092	2,274
MainStay WMC Growth Fund	150,206		21,354	198
MainStay WMC International Research Equity Fund	20,013		2,789	1,771
MainStay WMC Small Companies Fund	138,410		19,451	4,011

For the fiscal year ended October 31, 2018, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

YEAR ENDED 10/31/18
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR

	YEAR ENDED 10/31/18
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR		CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$110,604		$16,938	$2,681
MainStay Income Builder Fund	997,419		140,151	6,964
MainStay MacKay Convertible Fund	1,039,126		147,025	3,940
MainStay MacKay High Yield Corporate Bond Fund	5,120,899		721,299	82,144
MainStay MacKay International Equity Fund	141,032		20,710	1,844
MainStay MacKay Strategic Bond Fund	238,870		32,990	12,160
MainStay MacKay Tax Free Bond Fund	327,841		43,118	143,604
MainStay MacKay U.S. Infrastructure Bond Fund	23,005		2,846	19
MainStay MAP Equity Fund	282,488		39,167	453
MainStay Money Market Fund	1,176		(24)	27,445
MainStay Winslow Large Cap Growth Fund	1,083,868		150,997	9,253
MainStay WMC Enduring Capital Fund	141,165		21,389	468
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	429,004		60,507	807
MainStay Candriam Emerging Markets Equity Fund[1]	0		0	0
MainStay Conservative Allocation Fund	1,014,147		142,423	10,613
MainStay Epoch Capital Growth Fund	1,595		218	0
MainStay Epoch Global Equity Yield Fund	201,069		27,712	19,311
MainStay Epoch International Choice Fund	27,835		4,064	440
MainStay Epoch U.S. All Cap Fund	67,650		9,771	1,793
MainStay Epoch U.S. Equity Yield Fund	265,296		37,810	2,344
MainStay Equity Allocation Fund	728,737		96,791	1,448
MainStay Floating Rate Fund	605,429		70,743	58,599
MainStay Growth Allocation Fund	1,531,229		207,385	2,630
MainStay MacKay California Tax Free Opportunities Fund	88,461		11,075	22,616
MainStay MacKay High Yield Municipal Bond Fund	846,538		109,422	111,809
MainStay MacKay New York Tax Free Opportunities Fund	81,722		11,372	24,233
MainStay MacKay S&P 500 Index Fund	797,135		81,185	18,881
MainStay MacKay Short Duration High Yield Fund	243,329		28,986	17,533
MainStay MacKay Total Return Bond Fund	85,412		12,223	1,608
MainStay MacKay U.S. Equity Opportunities Fund	444,721		60,490	7,696
MainStay Moderate Allocation Fund	1,306,295	,	178,461	3,462
MainStay Short Term Bond Fund	43,921		4,553	8
MainStay WMC Growth Fund	150,732		21,002	465
MainStay WMC International Research Equity Fund	93,100		13,396	7,029
MainStay WMC Small Companies Fund	215,633		30,750	698

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2020, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

	YEAR ENDED 10/31/20
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$17,903	$2,299	$0
MainStay Income Builder Fund	149,585	13,519	167
MainStay MacKay Convertible Fund	204,607	28,349	0
MainStay MacKay High Yield Corporate Bond Fund	509,029	63,108	0
MainStay MacKay International Equity Fund	42,778	5,871	0
MainStay MacKay Strategic Bond Fund	31,676	4,003	0
MainStay MacKay Tax Free Bond Fund	33,422	4,037	0
MainStay MacKay U.S. Infrastructure Bond Fund	14,976	1,784	0
MainStay MAP Equity Fund	133,778	18,400	3

MainStay Money Market Fund	41	0	0
MainStay Winslow Large Cap Growth Fund	541,505	74,210	71
MainStay WMC Enduring Capital Fund	45,000	6,162	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	100,260	8,982	0
MainStay Candriam Emerging Markets Equity Fund	976	141	0
MainStay Conservative Allocation Fund	229,915	20,514	0
MainStay Epoch Capital Growth Fund	7,496	1,026	0
MainStay Epoch Global Equity Yield Fund	14,744	2,049	0
MainStay Epoch International Choice Fund	10,133	1,342	0
MainStay Epoch U.S. All Cap Fund	46,460	6,402	6
MainStay Epoch U.S. Equity Yield Fund	126,517	17,337	42
MainStay Equity Allocation Fund	474,323	41,750	4
MainStay Floating Rate Fund	52,387	4,783	0
MainStay Growth Allocation Fund	729,510	64,827	0
MainStay MacKay California Tax Free Opportunities Fund	12,343	1,444	0
MainStay MacKay High Yield Municipal Bond Fund	45,108	5,340	24
MainStay MacKay New York Tax Free Opportunities Fund	4,116	481	0
MainStay MacKay S&P 500 Index Fund	286,190	33,095	0
MainStay MacKay Short Duration High Yield Fund	26,009	2,482	0
MainStay MacKay Total Return Bond Fund	34,590	4,179	0
MainStay MacKay U.S. Equity Opportunities Fund	24,950	3,452	0
MainStay Moderate Allocation Fund	710,231	62,732	22
MainStay Short Term Bond Fund	8,084	428	0
MainStay WMC Growth Fund	79,340	10,950	6
MainStay WMC International Research Equity Fund	9,444	1,314	0
MainStay WMC Small Companies Fund	92,673	12,642	5

For the fiscal year ended October 31, 2019, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

YEAR ENDED 10/31/19
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR

	YEAR ENDED 10/31/19
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR		CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$20,573		$2,486	$33
MainStay Income Builder Fund	259,468		34,984	10
MainStay MacKay Convertible Fund	270,444		36,895	3
MainStay MacKay High Yield Corporate Bond Fund	621,295		75,165	2
MainStay MacKay International Equity Fund	55,633		7,399	0
MainStay MacKay Strategic Bond Fund	46,605		5,592	0
MainStay MacKay Tax Free Bond Fund	37,739		4,412	144
MainStay MacKay U.S. Infrastructure Bond Fund	16,665		1,950	56
MainStay MAP Equity Fund	147,476		19,846	0
MainStay Money Market Fund	2,331		828	1,153
MainStay Winslow Large Cap Growth Fund	450,708		61,304	152
MainStay WMC Enduring Capital Fund	63,303		8,450	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	233,110		31,331	0
MainStay Candriam Emerging Markets Equity Fund	427		60	0
MainStay Conservative Allocation Fund	410,379		51,987	0
MainStay Epoch Capital Growth Fund	3,826		516	108
MainStay Epoch Global Equity Yield Fund	19,641		2,635	0
MainStay Epoch International Choice Fund	14,997		1,956	0
MainStay Epoch U.S. All Cap Fund	51,731		6,948	0
MainStay Epoch U.S. Equity Yield Fund	138,781		19,084	4
MainStay Equity Allocation Fund	785,598		99,992	0
MainStay Floating Rate Fund	88,760		8,006	0
MainStay Growth Allocation Fund	1,226,982		154,015	0
MainStay MacKay California Tax Free Opportunities Fund	12,569		1,401	0
MainStay MacKay High Yield Municipal Bond Fund	65,233		8,258	64
MainStay MacKay New York Tax Free Opportunities Fund	4,098		454	0
MainStay MacKay S&P 500 Index Fund	375,147		32,078	0
MainStay MacKay Short Duration High Yield Fund	29,459		2,652	51
MainStay MacKay Total Return Bond Fund	30,910		3,841	0
MainStay MacKay U.S. Equity Opportunities Fund	34,102		4,459	123
MainStay Moderate Allocation Fund	1,063,848	,	135,063	1
MainStay Short Term Bond Fund	15,430		1,352	0
MainStay WMC Growth Fund	95,544		12,818	0
MainStay WMC International Research Equity Fund	18,639		2,599	0
MainStay WMC Small Companies Fund	119,650		16,026	1

For the fiscal year ended October 31, 2018, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

YEAR ENDED 10/31/18
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR

	YEAR ENDED 10/31/18
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR		CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$36,745		$4,467	$23
MainStay Income Builder Fund	253,044		33,974	10
MainStay MacKay Convertible Fund	245,240		32,645	36
MainStay MacKay High Yield Corporate Bond Fund	665,372		79,211	12
MainStay MacKay International Equity Fund	86,828		11,675	4
MainStay MacKay Strategic Bond Fund	57,844		6,973	5
MainStay MacKay Tax Free Bond Fund	36,225		4,141	43
MainStay MacKay U.S. Infrastructure Bond Fund	23,112		2,567	0
MainStay MAP Equity Fund	189,366		25,163	8
MainStay Money Market Fund	0		0	179
MainStay Winslow Large Cap Growth Fund	446,763		60,653	7
MainStay WMC Enduring Capital Fund	100,870		13,410	6
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	253,547		33,811	5
MainStay Candriam Emerging Markets Equity Fund[1]	865		104	0
MainStay Conservative Allocation Fund	504,560		68,192	0
MainStay Epoch Capital Growth Fund	643		108	0
MainStay Epoch Global Equity Yield Fund	33,364		4,354	13
MainStay Epoch International Choice Fund	18,851		2,548	0
MainStay Epoch U.S. All Cap Fund	58,928		7,769	3
MainStay Epoch U.S. Equity Yield Fund	153,599		20,616	16
MainStay Equity Allocation Fund	975,183		132,389	0
MainStay Floating Rate Fund	100,371		9,623	30
MainStay Growth Allocation Fund	1,566,863		212,975	193
MainStay MacKay California Tax Free Opportunities Fund	6,269		692	0
MainStay MacKay High Yield Municipal Bond Fund	51,351		5,951	7
MainStay MacKay New York Tax Free Opportunities Fund	9,161		1,181	0
MainStay MacKay S&P 500 Index Fund	406,389		34,734	35
MainStay MacKay Short Duration High Yield Fund	32,358		3,019	0
MainStay MacKay Total Return Bond Fund	30,026		3,756	0
MainStay MacKay U.S. Equity Opportunities Fund	55,839		7,480	0
MainStay Moderate Allocation Fund	1,218,651	,	164,533	0
MainStay Short Term Bond Fund	10,748		934	0
MainStay WMC Growth Fund	123,829		17,395	24
MainStay WMC International Research Equity Fund	30,962		4,211	0
MainStay WMC Small Companies Fund	159,111		21,255	14

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. The amounts shown are for the period since inception.

For the fiscal years ended October 31, 2020, October 31, 2019 and October 31, 2018, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class B shares of the Funds:

CLASS B SHARES	YEAR ENDED 10/31/20	YEAR ENDED 10/31/19	YEAR ENDED 10/31/18
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$1,003	$2,713	$4,569
MainStay Income Builder Fund	16,065	33,219	36,688
MainStay MacKay Convertible Fund	6,665	13,257	14,051
MainStay MacKay High Yield Corporate Bond Fund	24,075	85,411	110,370
MainStay MacKay International Equity Fund	1,507	2,720	3,588
MainStay MacKay Strategic Bond Fund	4,734	13,237	22,546
MainStay MacKay Tax Free Bond Fund	19,389	18,256	12,651
MainStay MacKay U.S. Infrastructure Bond Fund	1,398	2,444	4,384
MainStay MAP Equity Fund	12,388	14,080	28,066
MainStay Money Market Fund[1]	48,348	47,660	47,481
MainStay Winslow Large Cap Growth Fund	9,481	10,213	33,047

MainStay WMC Enduring Capital Fund	3,931	6,328	7,188
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	11,605	14,034	22,450
MainStay Conservative Allocation Fund	8,619	17,660	38,554
MainStay Epoch U.S. All Cap Fund	968	1,430	4,395
MainStay Epoch U.S. Equity Yield Fund	6,193	8,381	18,819
MainStay Equity Allocation Fund	12,855	27,834	50,550
MainStay Floating Rate Fund	4,587	7,437	4,977
MainStay Growth Allocation Fund	36,474	48,672	81,620
MainStay MacKay High Yield Municipal Bond Fund	0	0	0
MainStay MacKay Total Return Bond Fund	1,223	1,488	6,653
MainStay Moderate Allocation Fund	21,550	48,282	81,035
MainStay WMC Growth Fund	7,058	12,391	28,649
MainStay WMC Small Companies Fund	5,749	7,857	12,838

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

For the fiscal years ended October 31, 2020, October 31, 2019 and October 31, 2018, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CLASS C SHARES	YEAR ENDED 10/31/20	YEAR ENDED 10/31/19	YEAR ENDED 10/31/18
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$752	$1,125	$804
MainStay Income Builder Fund	10,265	11,775	24,925
MainStay MacKay Convertible Fund	10,807	11,692	9,874
MainStay MacKay High Yield Corporate Bond Fund	19,213	14,183	28,292
MainStay MacKay International Equity Fund	103	240	1,004
MainStay MacKay Strategic Bond Fund	1,947	2,086	5,229
MainStay MacKay Tax Free Bond Fund	32,591	19,357	20,531
MainStay MacKay U.S. Infrastructure Bond Fund	0	230	190

CLASS C SHARES	YEAR ENDED 10/31/20	YEAR ENDED 10/31/19	YEAR ENDED 10/31/18
MainStay MAP Equity Fund	328	1,594	1,513
MainStay Money Market Fund[1]	8,832	5,383	16,452
MainStay Winslow Large Cap Growth Fund	11,549	10,755	7,241
MainStay WMC Enduring Capital Fund	357	710	1,076
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	4,525	1,717	7,605
MainStay Conservative Allocation Fund	3,842	3,232	10,194
MainStay Epoch Capital Growth Fund	5	0	0
MainStay Epoch Global Equity Yield Fund	2,405	3,731	10,930
MainStay Epoch International Choice Fund	12	68	312
MainStay Epoch U.S. All Cap Fund	126	123	270
MainStay Epoch U.S. Equity Yield Fund	1,572	1,924	1,755
MainStay Equity Allocation Fund	2,224	5,189	5,510
MainStay Floating Rate Fund	10,771	13,414	18,509
MainStay Growth Allocation Fund	1,982	3,588	9,436
MainStay MacKay California Tax Free Opportunities Fund	16,627	3,613	2,183
MainStay MacKay High Yield Municipal Bond Fund	63,323	38,095	30,384
MainStay MacKay New York Tax Free Opportunities Fund	25,656	15,653	3,130
MainStay MacKay Short Duration High Yield Fund	30,947	18,516	19,532
MainStay MacKay Total Return Bond Fund	2,060	1,951	2,052
MainStay MacKay U.S. Equity Opportunities Fund	2,442	8,601	8,550
MainStay Moderate Allocation Fund	3,998	5,530	8,066
MainStay Short Term Bond Fund	0	0	0
MainStay WMC Growth Fund	402	229	451
MainStay WMC International Research Equity Fund	1,258	2,359	7,636
MainStay WMC Small Companies Fund	146	171	876

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

For the period August 31, 2020 (commencement of operations) through fiscal year ended October 31, 2020, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C2 shares of the Funds:

CLASS C2 SHARES	PERIOD ENDED 10/31/20
MAINSTAY FUNDS
MainStay MacKay Tax Free Bond Fund	$0
MAINSTAY FUNDS TRUST
MainStay MacKay California Tax Free Opportunities Fund	0
MainStay MacKay New York Tax Free Opportunities Fund	0

For the fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$122	$112	$8,766	$109,973	$158,193	$22,810	$299,976
MainStay Income Builder Fund	3,411	2,918	202,324	1,192,630	1,037,437	164,405	6,603,125
MainStay MacKay Convertible Fund	1,957	1,673	123,767	944,095	1,194,589	183,639	2,449,720
MainStay MacKay High Yield Corporate Bond Fund	23,341	18,700	1,452,935	7,230,959	4,506,251	1,167,882	14,400,068
MainStay MacKay International Equity Fund	101	92	6,808	108,326	83,953	17,306	216,586
MainStay MacKay Strategic Bond Fund	431	364	29,302	225,227	295,162	66,130	616,617
MainStay MacKay Tax Free Bond Fund	60,874	46,070	3,793,987	1,019,857	7,832,581	2,058,815	14,812,183
MainStay MacKay U.S. Infrastructure Bond Fund	872	659	56,241	145,184	219,845	32,870	455,672
MainStay MAP Equity Fund	367	336	31,114	671,874	467,771	84,322	1,255,784
MainStay Money Market Fund	6,745	6,297	319,901	0	0	118,116	451,059
MainStay Winslow Large Cap Growth Fund	5,772	4,736	361,561	1,385,190	2,661,544	396,478	4,815,279
MainStay WMC Enduring Capital Fund	115	107	7,449	116,029	86,299	12,183	222,182
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	568	525	35,673	468,808	347,429	58,628	911,631
MainStay Candriam Emerging Markets Equity Fund	3	3	149	1,488	237	117	1,997
MainStay Conservative Allocation Fund	1,177	1,099	66,750	994,076	287,965	74,502	1,425,570
MainStay Epoch Capital Growth Fund	66	59	3,510	17,038	29,804	7,364	57,842
MainStay Epoch Global Equity Yield Fund	279	223	19,805	58,349	262,049	39,072	379,777
MainStay Epoch International Choice Fund	22	20	1,817	22,608	39,260	10,468	74,194
MainStay Epoch U.S. All Cap Fund	136	127	7,641	88,225	67,186	7,962	171,277
MainStay Epoch U.S. Equity Yield Fund	582	520	42,698	737,326	516,279	86,903	1,384,307
MainStay Equity Allocation Fund	784	730	45,259	766,375	195,439	54,489	1,063,077
MainStay Floating Rate Fund	1,613	1,438	90,982	536,713	591,696	77,857	1,300,299
MainStay Growth Allocation Fund	1,334	1,246	80,512	1,649,871	279,662	106,138	2,118,764
MainStay MacKay California Tax Free Opportunities Fund	5,435	4,352	323,893	190,701	1,610,339	125,230	2,259,951
MainStay MacKay High Yield Municipal Bond Fund	26,660	20,869	1,642,656	1,169,681	7,377,565	1,212,810	11,450,241
MainStay MacKay New York Tax Free Opportunities Fund	13,805	10,425	862,847	78,320	2,851,547	329,487	4,416,432
MainStay MacKay S&P 500 Index Fund	2,414	2,159	139,859	952,925	901,365	136,350	2,135,071
MainStay MacKay Short Duration High Yield Fund	4,172	3,470	238,108	465,947	910,952	116,588	1,739,237
MainStay MacKay Total Return Bond Fund	623	570	32,531	217,022	277,682	24,375	552,803
MainStay MacKay U.S. Equity Opportunities Fund	155	132	10,315	40,217	142,923	21,834	215,575
MainStay Moderate Allocation Fund	1,351	1,266	81,576	1,679,194	281,922	106,875	2,152,184
MainStay Short Term Bond Fund	738	686	36,022	120,904	106,525	12,125	277,000
MainStay WMC Growth Fund	282	258	29,440	1,007,299	297,457	90,638	1,425,374
MainStay WMC International Research Equity Fund	35	30	2,377	9,500	43,761	10,021	65,723
MainStay WMC Small Companies Fund	210	189	14,389	219,027	178,539	30,885	443,239

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$24	$22	$1,726	$48,394	$1,192	$2,625	$53,982
MainStay Income Builder Fund	211	198	12,556	315,813	7,709	15,470	351,958
MainStay MacKay Convertible Fund	169	159	9,847	304,341	5,685	11,198	331,399
MainStay MacKay High Yield Corporate Bond Fund	527	483	30,525	762,063	26,397	30,099	850,094
MainStay MacKay International Equity Fund	35	33	2,384	87,049	1,527	4,017	95,045
MainStay MacKay Strategic Bond Fund	31	29	2,109	68,626	2,788	3,334	76,916
MainStay MacKay Tax Free Bond Fund	59	56	3,087	57,963	1,242	2,112	64,519
MainStay MacKay U.S. Infrastructure Bond Fund	17	16	1,514	59,642	1,932	3,439	66,559
MainStay MAP Equity Fund	108	100	7,467	268,223	8,363	12,836	297,097
MainStay Money Market Fund	654	608	31,867	42	49	10,729	43,949
MainStay Winslow Large Cap Growth Fund	740	631	43,281	631,848	71,377	26,306	774,182
MainStay WMC Enduring Capital Fund	33	31	2,078	72,916	2,123	2,974	80,153
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	141	133	8,218	200,003	4,942	9,350	222,788
MainStay Candriam Emerging Markets Equity Fund	9	7	551	1,407	143	161	2,279
MainStay Conservative Allocation Fund	305	286	15,693	296,742	4,938	9,923	327,888
MainStay Epoch Capital Growth Fund	7	7	397	8,655	338	280	9,684
MainStay Epoch Global Equity Yield Fund	35	29	2,271	24,899	8,535	1,823	37,593
MainStay Epoch International Choice Fund	8	7	550	21,482	638	999	23,684
MainStay Epoch U.S. All Cap Fund	37	34	2,073	56,496	3,145	1,946	63,731
MainStay Epoch U.S. Equity Yield Fund	101	94	7,634	304,596	10,292	15,305	338,022
MainStay Equity Allocation Fund	612	574	30,969	570,738	8,192	17,738	628,823
MainStay Floating Rate Fund	81	76	4,504	103,229	1,743	4,251	113,885
MainStay Growth Allocation Fund	935	878	47,973	919,008	11,745	30,330	1,010,870
MainStay MacKay California Tax Free Opportunities Fund	11	10	507	11,707	12	198	12,444
MainStay MacKay High Yield Municipal Bond Fund	64	59	3,298	55,674	0	1,475	60,571
MainStay MacKay New York Tax Free Opportunities Fund	4	4	209	4,538	52	114	4,921
MainStay MacKay S&P 500 Index Fund	505	472	25,517	342,885	3,941	13,886	387,206
MainStay MacKay Short Duration High Yield Fund	45	42	2,356	38,730	1,142	1,511	43,826
MainStay MacKay Total Return Bond Fund	33	31	1,851	42,446	2,973	1,444	48,778
MainStay MacKay U.S. Equity Opportunities Fund	25	23	1,411	30,774	1,055	1,072	34,360
MainStay Moderate Allocation Fund	950	892	47,690	854,174	8,755	25,741	938,201
MainStay Short Term Bond Fund	27	25	1,421	14,829	207	814	17,324
MainStay WMC Growth Fund	62	58	6,422	306,548	12,403	17,967	343,459
MainStay WMC International Research Equity Fund	9	8	553	13,213	1,302	598	15,684
MainStay WMC Small Companies Fund	72	67	4,824	174,385	6,885	7,711	193,945

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$1	$1	$135	$3,260	$1,946	$434	$5,777
MainStay Income Builder Fund	2	1	846	27,626	25,799	4,162	58,436
MainStay MacKay Convertible Fund	0	0	365	17,919	9,482	1,841	29,608
MainStay MacKay High Yield Corporate Bond Fund	4	3	2,047	54,417	74,478	9,554	140,504
MainStay MacKay International Equity Fund	0	0	93	5,576	1,142	505	7,316
MainStay MacKay Strategic Bond Fund	0	0	236	6,152	9,904	1,111	17,402
MainStay MacKay Tax Free Bond Fund	0	0	411	3,964	23,731	1,935	30,042
MainStay MacKay U.S. Infrastructure Bond Fund	0	0	78	4,288	1,245	436	6,048
MainStay MAP Equity Fund	1	1	620	32,644	6,554	3,033	42,852
MainStay Money Market Fund	0	0	838	0	0	5,034	5,872
MainStay Winslow Large Cap Growth Fund	2	2	754	32,966	11,502	3,606	48,832
MainStay WMC Enduring Capital Fund	1	1	189	6,969	2,955	729	10,843
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	1	1	459	20,557	10,851	2,217	34,086
MainStay Conservative Allocation Fund	1	1	535	32,255	5,044	2,538	40,373
MainStay Epoch U.S. Equity Fund	0	0	392	23,331	4,314	1,933	29,969
MainStay Epoch U.S. All Cap Fund	0	0	65	3,227	967	332	4,591
MainStay Equity Allocation Fund	0	0	754	46,784	5,976	3,698	57,213
MainStay Floating Rate Fund	1	0	115	2,521	3,027	432	6,097
MainStay Growth Allocation Fund	0	0	1,273	82,073	7,802	6,324	97,473
MainStay MacKay Total Return Bond Fund	0	0	73	2,047	3,066	354	5,541
MainStay Moderate Allocation Fund	1	1	1,232	79,280	7,257	6,077	93,847
MainStay WMC Growth Fund	1	1	634	37,941	4,804	2,924	46,305
MainStay WMC Small Companies Fund	0	0	198	10,876	2,798	990	14,864

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$16	$12	$1,259	$20,634	$65,689	$1,792	$89,403
MainStay Income Builder Fund	489	370	35,623	94,461	1,539,687	37,100	1,707,730
MainStay MacKay Convertible Fund	230	174	15,946	72,487	460,232	13,128	562,197
MainStay MacKay High Yield Corporate Bond Fund	1,436	1,094	98,329	899,817	2,411,241	78,782	3,490,699
MainStay MacKay International Equity Fund	4	4	335	10,304	22,683	661	33,991
MainStay MacKay Strategic Bond Fund	82	62	7,534	86,138	667,878	14,951	776,644
MainStay MacKay Tax Free Bond Fund	2,115	1,591	137,544	83,513	1,309,328	64,959	1,599,050
MainStay MacKay U.S. Infrastructure Bond Fund	136	102	8,666	24,679	77,919	3,683	115,185
MainStay MAP Equity Fund	15	13	1,447	40,759	133,754	4,237	180,225
MainStay Money Market Fund	134	123	7,309	0	0	5,699	13,265
MainStay Winslow Large Cap Growth Fund	417	319	29,297	108,957	947,070	25,986	1,112,046
MainStay WMC Enduring Capital Fund	5	4	547	18,521	64,072	1,632	84,781
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	32	27	2,974	81,441	283,233	7,483	375,189
MainStay Candriam Emerging Markets Equity Fund	0	0	19	1,253	181	31	1,484
MainStay Conservative Allocation Fund	61	56	4,240	266,450	121,702	7,183	399,692
MainStay Epoch Capital Growth Fund	1	1	114	1,166	9,401	199	10,883
MainStay Epoch Global Equity Yield Fund	93	70	8,068	21,764	655,524	14,535	700,053
MainStay Epoch International Choice Fund	0	0	206	3,675	51,245	918	56,044
MainStay Epoch U.S. All Cap Fund	3	3	216	10,131	8,319	395	19,067
MainStay Epoch U.S. Equity Yield Fund	78	60	5,529	42,515	186,041	5,636	239,858
MainStay Equity Allocation Fund	48	43	2,941	102,667	56,322	3,215	165,235
MainStay Floating Rate Fund	155	119	11,596	126,080	545,261	14,807	698,018
MainStay Growth Allocation Fund	80	73	4,975	232,852	87,510	6,306	331,797
MainStay MacKay California Tax Free Opportunities Fund	865	648	55,342	6,053	374,497	20,058	457,464
MainStay MacKay High Yield Municipal Bond Fund	2,492	1,870	166,914	121,670	3,739,499	100,097	4,132,541
MainStay MacKay New York Tax Free Opportunities Fund	1,513	1,133	96,716	1,598	646,863	34,868	782,692
MainStay MacKay Short Duration High Yield Fund	339	254	22,342	58,712	367,024	11,472	460,144
MainStay MacKay Total Return Bond Fund	72	55	4,858	33,599	118,063	3,554	160,201
MainStay MacKay U.S. Equity Opportunities Fund	32	25	3,377	7,432	355,332	8,059	374,256
MainStay Moderate Allocation Fund	84	78	5,279	283,326	95,339	7,269	391,373
MainStay WMC Growth Fund	9	8	548	13,294	16,428	638	30,924
MainStay WMC International Research Equity Fund	3	2	481	2,916	81,716	1,576	86,694
MainStay WMC Small Companies Fund	5	5	402	14,671	26,033	1,090	42,207

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the period August 31, 2020 (commencement of operations) through fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C2 shares of each Fund:

CLASS C2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay MacKay Tax Free Bond Fund	$9	$7	$583	$23	$0	$130	$753
MAINSTAY FUNDS TRUST
MainStay MacKay California Tax Free Opportunities Fund	0	0	1	0	2,237	4	2,242
MainStay MacKay New York Tax Free Opportunities Fund	12	9	751	0	2,900	163	3,835

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$30	$23	$1,951	$0	$6,439	$802	$9,244
MainStay MacKay High Yield Corporate Bond Fund	87	65	5,807	231	31,957	3,212	41,359
MainStay MacKay International Equity Fund	1	1	74	0	1,037	85	1,198
MainStay MacKay Strategic Bond Fund	53	40	3,479	6	15,676	8,615	27,869
MainStay MAP Equity Fund	3	3	184	949	817	162	2,118
MainStay Winslow Large Cap Growth Fund	1,149	861	76,329	0	375,330	61,947	515,616
MainStay WMC Enduring Capital Fund	-	-	-	-	-	-	-
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	14	10	915	0	5,427	522	6,887
MainStay Conservative Allocation Fund	1	0	37	0	28	23	89
MainStay Epoch Global Equity Yield Fund	1	1	74	0	1,232	96	1,405
MainStay Epoch International Choice Fund	52	39	3,490	0	22,608	2,116	28,305
MainStay Epoch U.S. Equity Yield Fund	14	11	962	175	5,794	763	7,719
MainStay Growth Allocation Fund	0	0	10	0	235	17	262
MainStay MacKay Short Duration High Yield Fund	0	0	26	0	1,206	87	1,319
MainStay MacKay Total Return Bond Fund	0	0	3	0	131	14	148
MainStay Moderate Allocation Fund	0	0	18	0	273	26	316
MainStay WMC Growth Fund	1	1	71	0	0	25	99
MainStay WMC Small Companies Fund	0	0	12	0	116	16	144

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$21	$19	$1,137	$1,312	$3,602	$381	$6,472
MainStay MacKay High Yield Corporate Bond Fund	31	29	1,470	4,318	3,484	532	9,862
MainStay MacKay International Equity Fund	9	7	574	394	5,113	284	6,381
MainStay MacKay Strategic Bond Fund	2	2	101	506	553	58	1,221
MainStay MAP Equity Fund	12	10	692	2,693	8,834	497	12,738
MainStay Winslow Large Cap Growth Fund	368	283	24,011	4,331	267,691	16,809	313,493
MainStay WMC Enduring Capital Fund	2	2	91	302	634	53	1,084
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	15	13	862	2,540	8,639	520	12,589
MainStay Conservative Allocation Fund	12	12	604	4,125	647	272	5,673
MainStay Epoch Global Equity Yield Fund	2	2	134	784	1,497	102	2,521
MainStay Epoch International Choice Fund	29	22	1,902	1,056	23,950	1,112	28,070
MainStay Epoch U.S. Equity Yield Fund	24	19	1,463	2,770	15,177	880	20,333
MainStay Equity Allocation Fund	12	11	590	1,587	4,549	313	7,062
MainStay Floating Rate Fund	4	4	205	954	1,201	112	2,479
MainStay Growth Allocation Fund	20	19	978	2,329	3,553	381	7,281
MainStay MacKay Short Duration High Yield Fund	3	3	152	395	136	51	740
MainStay MacKay Total Return Bond Fund	2	2	121	301	1,098	72	1,598
MainStay Moderate Allocation Fund	5	5	276	1,578	2,940	201	5,004
MainStay WMC Small Companies Fund	3	3	154	1,369	0	82	1,661

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the period August 31, 2020 (commencement of operations) through fiscal year ended October 31, 2020, it is estimated that the following amounts were spent for distribution-related activities with respect to the SIMPLE Class shares of each Fund:

SIMPLE CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$0	$0	$1	$0	$0	$4	$5
MainStay MacKay High Yield Corporate Bond Fund	0	0	1	0	0	4	5
MainStay Money Market Fund	0	0	1	0	0	4	5
MainStay Winslow Large Cap Growth Fund	0	0	1	0	0	4	5
MAINSTAY FUNDS TRUST
MainStay Conservative Allocation Fund	0	0	1	0	0	4	5
MainStay Epoch International Choice Fund	0	0	1	0	0	4	5
MainStay Epoch U.S. Equity Yield Fund	0	0	1	0	0	4	5
MainStay Equity Allocation Fund	0	0	1	0	0	4	5
MainStay Floating Rate Fund	0	0	1	0	0	4	5
MainStay Growth Allocation Fund	0	0	2	19	0	4	25
MainStay MacKay S&P 500 Index Fund	0	0	1	0	0	4	5
MainStay MacKay Total Return Bond Fund	0	0	1	0	0	4	5
MainStay Moderate Allocation Fund	0	0	11	4	0	7	22
MainStay Short Term Bond Fund	0	0	1	0	0	4	5

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

Distribution Related Fees and Expenses for MainStay Cushing MLP Premier Fund

For the fiscal years ended November 30, 2019, November 30, 2018 and November 30, 2017, the MainStay Cushing MLP Premier Fund paid the following distribution and/or service fees pursuant to the Investor Class, Class A and Class C Plans:

	YEAR ENDED 11/30/19
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
MainStay Cushing MLP Premier Fund	$688,865	$6,617	$3,615,700

	YEAR ENDED 11/30/18
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
MainStay Cushing MLP Premier Fund	$722,716	$6,967	$4,435,093

	YEAR ENDED 11/30/17
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
MainStay Cushing MLP Premier Fund	$787,198	$8,182	$5,290,178

For the fiscal year ended November 30, 2019, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for the MainStay Cushing MLP Premier Fund, as follows:

	CLASS A SHARES		INVESTOR CLASS SHARES
FUND	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
MainStay Cushing MLP Premier Fund	$ 653,140	$ 87,995	$ 11,682	$ 1,591

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES	CDSC CLASS C SHARES
FUND	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
MainStay Cushing MLP Premier Fund	$ 31,335	—	$ 58,092

For the fiscal year ended November 30, 2018, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for the MainStay Cushing MLP Premier Fund, as follows:

	CLASS A SHARES		INVESTOR CLASS SHARES
FUND	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
MainStay Cushing MLP Premier Fund	$ 1,645,341	$ 227,337	$ 17,307	$ 2,404

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES	CDSC CLASS C SHARES
FUND	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
MainStay Cushing MLP Premier Fund	$ 7,219	—	$ 51,116

For the fiscal year ended November 30, 2017, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for the MainStay Cushing MLP Premier Fund, as follows:

	CLASS A SHARES		INVESTOR CLASS SHARES
FUND	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
MainStay Cushing MLP Premier Fund	$ 1,917,066	$ 254,380	$ 23,867	$ 3,374

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES	CDSC CLASS C SHARES
FUND	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
MainStay Cushing MLP Premier Fund	$ 9,526	—	$ 70,774

For the fiscal year ended November 30, 2019, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of the MainStay Cushing MLP Premier Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Cushing MLP Premier Fund	$3,095	$1,852	$116,550	$32,966	$1,270,786	$51,874	$1,477,124

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended November 30, 2019, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of the MainStay Cushing MLP Premier Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Cushing MLP Premier Fund	$13	$14	$435	$15,621	$137	$128	$16,348

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended November 30, 2019, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of the MainStay Cushing MLP Premier Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Cushing MLP Premier Fund	$3,055	$1,777	$115,370	$14,697	$3,355,207	$37,577	$3,527,683

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

Shareholder Services Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers as compensation for services rendered by New York Life Investments to shareholders of the Class R1, Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made. Services provided under the Services Plan include maintaining separate records for each contract owner, disbursing or crediting to shareholders all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds, preparing and transmitting to shareholders periodic statements, as required by law, supporting and responding to service inquiries from shareholders, and maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for shareholders.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where a Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for the Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. The Manager has selected ISS to assist it in researching and voting proxies. ISS provides research and analytical services, operational implementation and recordkeeping, and reporting services to research each proxy and provide a recommendation to the Manager as to how to vote on each issue.

The Manager has adopted ISS’s Sustainability proxy voting guidelines with respect to recurring issues (“Guidelines”). These Guidelines are reviewed at least annually by the Manager’s Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Manager’s general approach to voting decisions on certain issues. Nevertheless, the Manager’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts. In addition, the Manager may choose not to vote a proxy if for example, the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay Balanced Fund (portion), MainStay Conservative Allocation Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate ETF Allocation Fund.

The Guidelines have been developed by ISS and are consistent with the objectives of sustainability minded investors and fiduciaries. On matters of ESG import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Roadmap for Sustainability, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Candriam Emerging Markets Debt Fund and MainStay Candriam Emerging Markets Equity Fund

The Manager has delegated proxy-voting authority to the Funds' Subadvisors, Candriam Belgium and Candriam Luxembourg. A summary of their proxy voting policies and procedures is provided below.

To assist Candriam Belgium and Candriam Luxembourg in researching and voting proxies, they utilize the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on a proprietary proxy voting policy, the latter being the case for Candriam Belgium and Candriam Luxembourg.

In the vast majority of cases, Candriam Belgium and Candriam Luxembourg's policy is similar to or consistent with ISS' "Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam Belgium and Candriam Luxembourg deviate from ISS’ Benchmark Voting Policy for some markets e.g., the level of independence of the Board or the possibility for non-executives to receive equity grants. Candriam Belgium and Candriam Luxembourg also recognizes that there is no one-size fits all solution and takes into consideration company explanations and market practices when casting its votes.

Candriam Belgium and Candriam Luxembourg's proprietary proxy voting policy is defined by Candriam Belgium and Candriam Luxembourg's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam Belgium and Candriam Luxembourg’s own interests or the interests of its affiliates. Candriam Belgium and Candriam Luxembourg's proxy voting policy is based on four principles:

• One share, one vote;

• The equal treatment of shareholders;

• The accountability of the Board; and

• The transparency and integrity of financial statements.

Candriam Belgium and Candriam Luxembourg's Proxy Voting Committee defines and adjusts the proxy voting policy and reviews the votes cast at general meetings. Once a year, Candriam Belgium and Candriam Luxembourg head a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam Belgium and Candriam Luxembourg any changes to their Benchmark Voting Policy. Those elements are then discussed by Candriam Belgium and Candriam Luxembourg's Proxy Voting Committee and if needed, can lead to some changes in the proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam Belgium and Candriam Luxembourg in cases of uncertainties the vote to cast following the voting policy. Following this notification, the individuals in charge of Proxy Voting at Candriam Belgium and Candriam Luxembourg cast votes in accordance with the policy. However, they have the possibility to diverge from the policy when it is deemed necessary. In this case, the reasoning and arguments leading to the decision is explained in writing and discussed by the Proxy Voting Committee.

Should a conflict of interest arise, Candriam Belgium and Candriam Luxembourg could abstain from casting a vote or strictly follow ISS’s recommendation. Candriam Belgium and Candriam Luxembourg define a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam Belgium and Candriam Luxembourg to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with their duties to their clients.

MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, CBRE Clarion. A summary of CBRE Clarion proxy voting policies and procedures is provided below.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. CBRE Clarion has engaged ISS to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots, and recordkeeping. CBRE Clarion provides ISS with its proxy voting guidelines; voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion: (1) provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority; and (2) reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the appropriate CBRE Clarion Analyst reviews the ballots, along with supplemental information about the vote provided by ISS and, if available, other research providers. The Analyst makes the voting decision. If the Analyst votes in contravention of the CBRE Clarion proxy voting guidelines, the rationale for the Analyst’s decision must be written, reviewed and approved by a Senior Portfolio Manager (or designee). The Chief Compliance Officer of CBRE Clarion reviews the written rationale to ensure that the appropriate approval has been received.

Additionally, CBRE Clarion will identify any conflicts in voting proxies which may exist between the interests of CBRE Clarion and its clients. This examination will include a review of the relationship CBRE Clarion has with the companies comprising the firm’s investable universe to determine if the issuer is a client of CBRE Clarion or has some other relationship with the firm. If a material conflict exists CBRE Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). In general, the operation of the proxy voting process is coordinated by CBRE Clarion’s Securities Operations team. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

MainStay Cushing MLP Premier Fund

The Manager has delegated proxy voting authority to the Fund's Subadvisor.

Purpose. The Subadvisor follows this proxy voting policy (the “Policy”) to ensure that proxies the Subadvisor votes, on behalf of each client, are voted to further the best interest of that client. The Policy establishes a mechanism to address any conflicts of interests between the Subadvisor and the client. Further, the Policy establishes how clients may obtain information on how the proxies have been voted.

Determination of Vote. The Subadvisor determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Subadvisor votes in a manner that the Subadvisor believes reasonably furthers the best interests of the client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Subadvisor will cast votes for these matters on a case-by-case basis. The Subadvisor will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest. If a proxy vote creates a material conflict between the interests of the Subadvisor and a client, the Subadvisor will resolve the conflict before voting the proxies. The Subadvisor will either disclose the conflict to the client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Subadvisor’s determination of the client’s best interest and was not the product of the conflict.

Records. The Subadvisor maintains records of (i) all proxy statements and materials the Subadvisor receives on behalf of clients; (ii) all proxy votes that are made on behalf of the clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from clients regarding voting history; and (v) all responses (written and oral) to clients’ requests. Such records are available to the clients (and owners of a client that is an investment vehicle) upon request.

Questions and Requests. This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Subadvisor.

MainStay Epoch Capital Growth, MainStay Epoch Global Equity Yield, MainStay Epoch International Choice, MainStay Epoch U.S. All Cap, MainStay Epoch U.S. Equity Yield, as well as the equity portion of MainStay Income Builder Fund and a portion of MainStay MAP Equity Fund

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch maintains proxy voting authority for client accounts, unless otherwise instructed by the client. Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that its judgment differs from that of ISS, or that investment teams within Epoch wish to vote differently with respect to the same proxy in light of their specific strategy, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for its files.

Additionally, Epoch’s CCO will periodically review the voting of proxies to ensure that all such votes, particularly those diverging from the judgment of ISS, were voted consistent with Epoch’s fiduciary duties.

On at least an annual basis, the Epoch’s CCO or a designee will review this Proxy Voting and Class Action Monitoring policy.

MainStay Income Builder (fixed-income portion and asset allocation), MainStay MacKay California Tax Free Opportunities, MainStay MacKay Convertible, MainStay MacKay High Yield Corporate Bond, MainStay MacKay High Yield Municipal Bond, MainStay MacKay International Equity, MainStay MacKay New York Tax Free Opportunities, MainStay MacKay S&P 500 Index, MainStay MacKay Short Duration High Yield, MainStay MacKay Strategic Bond, MainStay MacKay Tax Free Bond, MainStay MacKay Total Return Bond, MainStay MacKay U.S. Equity Opportunities, and MainStay MacKay U.S. Infrastructure Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. MacKay Shields' proxy voting policies and procedures is provided below.

1. Introduction

MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm’s clients.

2. Statement of Policy

2.1  It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields’ interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2  When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3  MacKay Shields may choose not to vote proxies under the following circumstances:

• If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

• If the cost of voting the proxy outweighs the possible benefit to the client; or

• If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3. Use of Third Party Proxy Voting Service Provider

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., (“ISS”), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4. Proxy Voting Guidelines

4.1  MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). Refer to Exhibit A for the current U.S. Summary Proxy Voting Guidelines.

4.2  MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or international proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Taft-Hartley U.S. Voting Guidelines and Taft-Hartley International Voting Guidelines are attached as Exhibit B.

4.3  For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

4.4  A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5  In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6  Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7  In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.

4.8  For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

5. Client Account Set-up and Review

5.1  Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

5.2  If MacKay Shields has authority to vote a client’s proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines, unless specified in the client’s investment management agreement.

5.3  In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

5.4  MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6. Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C. 4

7. Referral of Voting Decision by ISS to MacKay Shields

7.1  In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2  In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3  In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8. Conflicts of Interest

8.1  The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2.  By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

• Manages the issuer’s or proponent’s pension plan;

• Administers the issuer’s or proponent’s employee benefit plan;

• Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

• Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

• An executive of the issuer or proponent;

• A director of the issuer or proponent;

• A person who is a candidate to be a director of the issuer;

• A participant in the proxy contest; or

• A proponent of a proxy proposal.

8.3  Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4  After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5  If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6  In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

• The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

• The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.

• Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

• Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

• Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9. Securities Lending

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields’ request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

10. Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

• The name of the issuer of the security;

• The security’s exchange ticker symbol;

• The security’s CUSIP number;

• The shareholder meeting date;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether MacKay Shields cast its vote on the matter on behalf of the client;

• How MacKay Shields voted on behalf of the client; and

• Whether MacKay Shields voted for or against management on behalf of the client.

11. Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

• A copy of the Policy and MacKay’s Standard Guidelines and Custom Guidelines;

• A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;

• A record of each vote cast by MacKay Shields on behalf of a client;

• A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

• A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12. Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13. How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed (212) 754-9205 to MacKay Shields Client Services Department at: MacKay Shields LLC, 1345 Avenue of the Americas , New York, NY 10105, ATTN: Client Services.

MainStay Balanced (fixed-income portion), MainStay Floating Rate, MainStay Money Market, and MainStay Short Term Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, NYL Investors. A summary of its proxy voting policies and procedures is provided below.

NYL Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to NYL Investors, all proxies are voted in the best interest of such clients without regard to the interests of NYL Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist NYL Investors in researching and voting proxies, NYL Investors utilizes the research and implementation services of a third-party proxy service provider, ISS. NYL Investors has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. NYL Investors's Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to NYL Investors, it votes them in accordance with the standard voting guidelines unless NYL Investors agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to NYL Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. NYL Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and NYL Investors and its affiliates. NYL Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay MAP Equity Fund (Markston portion)

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Markston, for the portion of the Fund it subadvises. A summary of Markston’s proxy voting policies and procedures is provided below.

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

MainStay Balanced (equity portion), MainStay WMC Enduring Capital, MainStay WMC Growth, MainStay WMC International Research Equity and MainStay WMC Growth Funds

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Welllington. A summary of Wellington’s proxy voting policies and procedures is provided below.

Wellington has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines. Wellington seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Votes all proxies in the best interests of the client for whom it is voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

Wellington provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington will provide specific client information relating to proxy voting to a client upon written request.

MainStay Winslow Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast up until the proxy submission deadline, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at newyorklifeinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds and of New York Life Investments to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Funds.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Fund from which the identity of specific portfolio holdings cannot reasonably be derived (including without limitation, the quality or character of a Fund's portfolio), as reasonably determined by New York Life Investments. In addition, a Fund's cash holdings shall not constitute a portfolio holding.

The Manager or a Fund's Subadvisor(s) may share the Fund’s non-public portfolio holdings information with other subadvisors, pricing services and other service providers to the Fund, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Fund or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Fund. As of the date of this SAI, those service providers that may receive information are State Street, U.S. Bancorp Fund Services, LLC, JPMorgan, National Association, BNY Mellon, KPMG LLP, PricewaterhouseCoopers LLP, Investment Company Institute, Accenture, Brown Brothers Harriman & Co., Harte Hanks Response Management Inc., Russell Mellon, ISS, Abel/Noser Corporation, Omgeo LLC, Merrill Corporation, Glass, Lewis & Co., Charles River, UMB Fund Services, BlackRock, Inc., Eze Castle, Broadridge, Trade Informatics LLC, Global Trade Analytics, Commcise, Advent Software Inc., Financial Tracking Technologies LLC, Instinet Inc., MSCI Inc., Moody’s Analytics Knowledge Services (UK) Limited, Northern Trust Corp. and the agent and banks that participate in the Funds' credit facility. This list may be revised from time to time. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts, pricing agents, rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Pricing Direct Inc., Markit, ICE Data Services Inc. (ICE), SIX Financial Information (“SIX”), Virtu ITG Solutions Network (“Virtu”), Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). These entities may provide information regarding a Fund to its subscribers. The Manager and each Subadvisor may also disclose non-public information regarding a Fund's portfolio holdings information to certain liquidity analytics vendors, including but not limited to, MSCI, Inc., Bloomberg, State Street, JPMorgan, ICE, HedgeMark Advisors, LLC and BlackRock, Inc. in connection with the Liquidity Program. In addition, for the Funds they subadvise, Subadvisors, their agents (e.g., back office service providers) and their employees regularly have access to portfolio holdings more frequently than publicly available. Each Subadvisor is contractually obligated to keep portfolio holdings confidential. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Fund's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the CCO after receipt of a certification from the Fund's portfolio manager that the information provided will, among other things, not harm the Fund or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Funds they subadvise, the Subadvisors, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
For Funds with fiscal year ending April 30 – information is as of April 30, 2020, unless otherwise indicated
Jeremy Anagnos	MainStay CBRE Global Infrastructure Fund	2 RICs $234,711,301	4 Accounts $248,685,196	1 Account $10,534,402	0	0	0
Robert DiMella	MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay Short Term Municipal Fund	13 RICs $18,211,179,958	7 Accounts $8,862,259,118	66 Accounts $19,939,754,607	0	3 Accounts $549,633,330	2 Accounts $435,418,112
David Dowden	MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay Short Term Municipal Fund	13 RICs $18,211,179,958	7 Accounts $8,862,259,118	66 Accounts $19,939,754,607	0	3 Accounts $549,633,330	2 Accounts $435,418,112
T. Ritson Ferguson	MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund	8 RICs $3,073,939,410	16 Accounts $1,288,128,094	26 Accounts $1,734,928,436	0	1 Account $161,831,890	4 Accounts $173,074,318
Daniel Foley	MainStay CBRE Global Infrastructure Fund	2 RICs $234,711,301	3 Accounts $231,252,651	1 Account $10,534,402	0	0	0
Hinds Howard	MainStay CBRE Global Infrastructure Fund	2 RICs $234,711,301	3 Accounts $227,780,250	1 Account $10,534,402	0	0	0
Poul Kristensen	MainStay ETF Asset Allocation Funds	8 RICs $6,442,412,079	0	9 Accounts $52,116,998	0	0	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
John Lawlor	MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay Short Term Municipal Fund	7 RICs $3,808,085,746	7 Accounts $8,862,259,118	66 Accounts $19,939,754,607	0	3 Accounts $549,633,330	2 Accounts $435,418,112
Frances Lewis	MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay Short Term Municipal Fund	9 RICs $16,818,551,945	7 Accounts $8,862,259,118	66 Accounts $19,939,754,607	0	3 Accounts $549,633,330	2 Accounts $435,418,112
John Loffredo	MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay Short Term Municipal Fund	13 RICs $18,211,179,958	7 Accounts $8,862,259,118	66 Accounts $19,939,754,607	0	3 Accounts $549,633,330	2 Accounts $435,418,112
Jonathan Miniman	MainStay CBRE Real Estate Fund	3 RICs $1,677,258,546	8 Accounts $567,163,778	9 Accounts $337,050,711	0	0	0
Michael Petty	MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay Short Term Municipal Fund	13 RICs $18,211,179,958	7 Accounts $8,862,259,118	66 Accounts $19,939,754,607	0	3 Accounts $549,633,330	2 Accounts $435,418,112
Joseph P. Smith	MainStay CBRE Real Estate Fund	6 RICs $2,839,228,110	11 Accounts $1,033,748,620	25 Accounts $1,724,394,034	0	1 Account $161,831,890	4 Accounts $173,074,318
Amit Soni	MainStay ETF Asset Allocation Funds	8 RICs $6,442,412,079	0	9 Accounts $52,116,998	0	0	0
Scott Sprauer	MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay Short Term Municipal Fund	13 RICs $18,211,179,958	7 Accounts $8,862,259,118	66 Accounts $19,939,754,607	0	3 Accounts $549,633,330	2 Accounts $435,418,112
Jonathan Swaney	MainStay ETF Asset Allocation Funds	12 RICs $9,260,781,269	0	9 Accounts $52,116,998	0	0	0
Kenneth Weinberg	MainStay CBRE Real Estate Fund	6 RICs $2,839,228,110	11 Accounts $912,024,162	25 Accounts $1,724,394,034	0	1 Account $161,831,890	4 Accounts $173,074,318
Jae S. Yoon	MainStay ETF Asset Allocation Funds	12 RICs $9,260,781,269	0	9 Accounts $52,116,998	0	0	0
For Funds with fiscal year ending October 31 – information is as of October 31, 2020, unless otherwise indicated
Lee Baker	MainStay MacKay S&P 500 Index Fund	1 RIC $2,848,707,309	0	3 Accounts $493,256,848	0	0	0
Steven D. Bleiberg	MainStay Epoch Capital Growth Fund	3 RICs $1,508,838,147	2 Accounts $1,796,252,666	1 Account $115,943	0	0	0
William J. Booth	MainStay Epoch International Choice Fund	0	4 Accounts $2,382,003,267	11 Accounts $2,068,596,282	0	0	2 Accounts $203,738,379
Jan Boudewijns	MainStay Candriam Emerging Markets Equity Fund	1 RIC $191,618,112	4 Accounts $3,052,309,050	1 Account $205,536,647	0	2 Accounts $52,130,007	0
Magda Branet	MainStay Candriam Emerging Markets Debt Fund	0	5 Accounts $3,932,484,199	1 Account 115,783,243	0	4 Accounts $630,092,067	0
Robert Burke	MainStay MacKay U.S. Infrastructure Bond Fund	5 RICs $3,149,152,210	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539
Patrick M. Burton	MainStay Winslow Large Cap Growth Fund	2 RICs $2,286,000,000	2 Accounts $1,596,000,000	868 Accounts $6,629,000,000	$0	$0	4 Accounts $325,000,000
Mark Campellone	MainStay Floating Rate Fund	1 RIC $624,701,681	0	0	0	8 Accounts $3,397,684,650	0
Joseph Cantwell	MainStay MacKay Strategic Bond Fund	3 Accounts $1,598,631,374	28 Accounts $13,156,471,208	102 Accounts $17,462,679,335	0	1 Account $227,219,261	3 Accounts $2,613,974,591
Peter W. Carpi[1]	MainStay WMC Small Companies Fund	1 RIC $7,000,000	7 Accounts $1,083,000,000	0	0	0	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Stephen R. Cianci	MainStay Income Builder Fund, MainStay MacKay Strategic Bond Fund, MainStay MacKay Total Return Bond Fund	4 RICs $2,246,558,977	28 Accounts $13,156,471,208	102 Accounts $17,462,679,335	0	1 Account $227,219,261	3 Accounts $2,613,974,591
Diliana Deltcheva	MainStay Candriam Emerging Markets Debt Fund	0	5 Accounts $3,932,484,199	1 Account 115,783,243	0	4 Accounts $630,092,067	0
Michael Denlinger[1]	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay U.S. Infrastructure Bond Fund	4 RICs $3,018,305,986	7 Accounts $10,602,894,672	70 Accounts $25,948,318,400	0	2 Accounts $646,110,213	2 Accounts $553,523,800
Robert Dial	MainStay Floating Rate Fund	1 RIC $624,701,681	0	0	0	8 Accounts $3,397,684,650	0
Robert DiMella	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay U.S. Infrastructure Bond Fund	10 RICs $5,943,830,658	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539
David Dowden	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay U.S. Infrastructure Bond Fund	10 RICs $5,943,830,658	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539
Carlos Garcia-Tunon	MainStay MacKay International Equity Fund	1 RIC $482,741,131	0	2 Accounts $641,817,082	0	0	0
Justin Howell	MainStay Epoch U.S. All Cap Fund, MainStay MAP Equity Fund	0	27 Accounts $863,636,374	7 Accounts $1,006,190,489	0	0	0
Adam H. Illfelder[1]	MainStay Balanced Fund	6 RICs $14,483,000,000	3 Accounts $537,000,000	1 Accounts $22,000,000	0	0	0
Matt Jacob	MainStay MacKay Strategic Bond Fund	2 RICs $1,490,957,484	28 Accounts $13,156,471,208	102 Accounts $17,462,679,335	0	1 Account $227,219,261	3 Accounts $2,613,974,591
Justin H. Kelly	MainStay Winslow Large Cap Growth Fund	2 RICs $2,286,000,000	2 Accounts $1,596,000,000	870 Accounts $6,629,000,000	$0	$0	4 Accounts $325,000,000
Migene Kim	MainStay MacKay U.S. Equity Opportunities Fund	5 RICs $2,660,826,068	1 Account $88,477,580	9 Accounts $699,852,393	0	0	0
Poul Kristensen	MainStay Asset Allocation Funds	4 RICs $4,314,426,432	0	1 Account $43,726,716	0	0	0
John Lawlor	MainStay MacKay U.S. Infrastructure Bond Fund	8 RICs $5,446,903,192	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Frances Lewis	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay U.S. Infrastructure Bond Fund	6 RICs $4,424,645,531	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539
John Loffredo	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay U.S. Infrastructure Bond Fund	10 RICs $5,943,830,658	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539
Christopher Mey	MainStay Candriam Emerging Markets Debt Fund	0	5 Accounts $3,932,484,199	1 Account 115,783,243	0	4 Accounts $630,092,067	0
Neil Morlarty, III	MainStay Income Builder Fund, MainStay MacKay Strategic Bond Fund, MainStay MacKay Total Return Bond Fund	4 RICs $2,246,558,977	28 Accounts $13,156,471,208	102 Accounts $17,462,679,335	0	1 Account $227,219,261	3 Accounts $2,613,974,591
Christopher Mullarkey	MainStay MAP Equity Fund	0	0	8 Accounts $85,755,199	0	0	0
James Mulvey	MainStay MAP Equity Fund	0	0	12 Accounts $132,763,554	0	0	0
Ian Murdoch	MainStay MacKay International Equity Fund	1 RIC $482,741,131	0	2 Accounts $641,817,082	0	0	0
Francis J. Ok	MainStay MacKay S&P 500 Index Fund	1 RIC $2,848,707,309	0	3 Accounts $493,256,848	0	0	0
Mona Patni	MainStay MacKay U.S. Equity Opportunities Fund	5 RICs $2,660,826,068	1 Account $88,477,580	9 Accounts $699,852,393	0	0	0
David Pearl	MainStay Epoch U.S. All Cap Fund, MainStay MAP Equity Fund	0	20 Accounts $6,086,531,424	48 Accounts $3,738,988,388	0	1 Account $48,753,237	6 Accounts $365,639,509
Glen Petraglia	MainStay Epoch International Choice Fund	0	1 Account $1,110,428,955	0	0	0	0
Michael Petty	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay U.S. Infrastructure Bond Fund	10 RICs $5,943,830,658	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
William W. Priest	MainStay Epoch Capital Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, MainStay MAP Equity Fund	7 RICs $4,163,704,819	31 Accounts $10,559,107,017	86 Accounts $7,075,250,745	0	1 Account $48,753,237	7 Accounts $481,978,973
Mary L. Pryshlak[1]	MainStay WMC International Research Equity Fund	11 RICs $9,071,000,000	57 Accounts $22,373,000,000	90 Accounts $39,232,000,000	0	0	0
Lawrence Rosenberg	MainStay MacKay International Equity Fund	1 RIC $482,741,131	0	2 Accounts $641,817,082	0	0	0
AJ Rzad	MainStay Balanced Fund, MainStay Short Term Bond Fund	6 RICs $3,780,135,553	10 Accounts $1,706,126,852	15 Accounts $13,246,941,257	0	0	0
Lamine Saidi	MainStay Candriam Emerging Markets Equity Fund	1 RIC $191,618,112	4 Accounts $3,052,309,050	1 Account $205,536,647	0	2 Accounts $52,130,007	0
Philip Screve	MainStay Candriam Emerging Markets Equity Fund	1 RIC $191,618,112	4 Accounts $3,052,309,050	1 Account $205,536,647	0	2 Accounts $52,130,007	0
Andrew J. Shilling[1]	MainStay WMC Growth Fund	2 RICs $12,329,000,000	5 Accounts $3,505,000,000	16 Accounts $5,389,000,000	1 RIC $11,466,000,000	0	0
David J. Siino	MainStay Epoch Capital Growth Fund	3 RICs $1,508,838,147	2 Accounts $1,796,252,666	1 Account $115,943	0	0	0
Edward Silverstein	MainStay MacKay Convertible Fund	1 RIC $998,319,140	1 Account $27,540,681	16 Accounts $1,218,704,815	0	0	0
Kenneth Sommer	MainStay Balanced Fund, MainStay Short Term Bond Fund	4 RICs $2,265,846,150	10 Accounts $1,706,126,852	15 Accounts $13,246,941,257	0	0	0
Amit Soni	MainStay Asset Allocation Funds	4 RICs $4,314,426,432	0	1 Account $43,726,716	0	0	0
Scott Sprauer	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay U.S. Infrastructure Bond Fund	10 RICs $5,943,830,658	7 Accounts $9,979,732,870	68 Accounts $23,861,049,177	0	3 Accounts $679,464,030	2 Accounts $534,282,539
Andrew Susser	MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund	1 RIC $2,928,689,100	8 Accounts $385,644,014	54 Accounts $12,254,374,676	0	0	0
Jonathan Swaney	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Income Builder Fund	6 RICs $5,245,873,757	0	1 Account $43,726,716	0	0	0
Shu-Yang Tan	MainStay MacKay Strategic Bond Fund	2 RICs $1,490,957,484	28 Accounts $13,156,471,208	102 Accounts $17,462,679,335	0	1 Account $227,219,261	3 Accounts $2,613,974,591

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
John Tobin	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	4 RICs $2,654,866,672	16 Accounts $3,744,191,025	16 Accounts $3,204,510,568	0	0	0
Arthur Torrey	MainStay Floating Rate Fund	1 RIC $624,701,681	0	0	0	8 Accounts $3,397,684,650	0
Kera Van Valen	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	4 RICs $2,654,866,672	16 Accounts $3,744,191,025	16 Accounts $3,204,510,568	0	0	0
Michael A. Welhoelter	MainStay Epoch Capital Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, MainStay MAP Equity Fund	8 RICs $4,164,902,569	39 Accounts $11,775,241,942	88 Accounts $7,178,702,341	0	1 Account $48,753,237	7 Accounts $481,978,973
Mark A. Whitaker[1]	MainStay WMC Enduring Capital Fund	8 RICs $19,832,000,000	10 Accounts $2,624,000,000	24 Accounts $3,466,000,000	0	1 Account $10,589,000,000	3 Accounts $916,000,000
Jonathan G. White[1]	MainStay WMC International Research Equity Fund	11 RICs $9,071,000,000	57 Accounts $22,373,000,000	92 Accounts $39,345,000,000	0	0	0
Jae S. Yoon	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Income Builder Fund	6 RICs $5,245,873,757	0	1 Account $43,726,716	0	0	0
For the Fund with fiscal year ending November 30 – information is as of November 30, 2019, unless otherwise indicated
John M. Musgrave	MainStay Cushing MLP Premier Fund	0	1 Account $113,443,287	22 Accounts $258,819,748	0	1 Account $113,443,287	0
Jerry V. Swank	MainStay Cushing MLP Premier Fund	5 RICs $274297,508	3 Accounts $114,820,919	25 Accounts $262,446,048	0	3 Accounts $114,820,919	0

1 As of December 31, 2020.

Portfolio Manager Compensation Structure

New York Life Investments and each Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, these programs encourage an alignment of long-term interests between each Subadvisor and Fund shareholders. Each Subadvisor has structured its compensation plan to be competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results. Each Subadvisor’s compensation program includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is generally based on both quantitative and qualitative factors. Quantitative factors may include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a fund profit re-allocation. In some instances, variable or incentive compensation may be predetermined or guaranteed for a period of time.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

The following table states the dollar range of Fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds, as well as ownership, whether direct or as part of a compensation plan, in any investment vehicles that have substantially similar investment objectives, policies and strategies to the MainStay Group of Funds. These vehicles may include separately managed accounts or private placement vehicles. This ownership is expressed in the following ranges separately and as a total amount: ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
For Funds with fiscal year ending April 30 – information is as of April 30, 2020, unless otherwise indicated
Jeremy Anagnos[1]	MainStay CBRE Global Infrastructure Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Robert DiMella

Mainstay Epoch U.S. All Cap Fund
MainStay MacKay DefinedTerm Municipal Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund

		$100,001 - $500,000 $100,001 - $500,000 $10,001 - $50,000 $1 - $10,000 $1 - $10,000 $100,001 - $500,000 $10,001 - $50,000	$500,001 - $1,000,000	Over $1,000,000
David Dowden

Mainstay Cushing MLP Premier Fund
MainStay MacKay California Tax Free Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund

		$10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
T. Ritson Ferguson[1]	MainStay CBRE Global Infrastructure Fund MainStay CBRE Real Estate Fund	over $1,000,000 over $1,000,000	$0	over $1,000,000 over $1,000,000
Daniel Foley[1]	MainStay CBRE Global Infrastructure Fund	$0 - $10,000	$0	$0 - $10,000
Hinds Howard[1]	MainStay CBRE Global Infrastructure Fund	$10,001 - $50,000	$0	$10,001 - $50,000
Poul Kristensen	MainStay Income Builder Fund MainStay MacKay International Equity Fund	$50,001 - $100,000 $10,001 - $50,000	$0	$50,001 - $100,000
John Lawlor	MainStay Epoch U.S. All Cap Fund MainStay MacKay DefinedTerm Municipal Opportunities Fund MainStay MacKay U.S. Infrastructure Bond Fund	$10,001 - $50,000 $50,001 - $100,000 $10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Frances Lewis	MainStay MacKay DefinedTerm Municipal Opportunities Fund Mainstay MacKay High Yield Municipal Bond Fund MainStay MacKay Short Term Municipal Fund MainStay MacKay Tax Free Bond Fund	$10,001 - $50,000 $50,001 - $100,000 $1 - $10,000 $10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
John Loffredo

MainStay MacKay California Tax Free Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund

		$1 - $10,001 $10,001 - $50,000 $1 - $10,000 $1 - $10,000 $10,001 - $50,000	$500,001 - $1,000,000	Over $1,000,000
Jonathan Miniman[1]	MainStay CBRE Real Estate Fund	$50,001 - $100,000	$0	$50,001 - $100,000
Michael Petty

MainStay MacKay DefinedTerm Municipal Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund

		$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $1 - $10,000 $10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Joseph P. Smith[1]	MainStay CBRE Real Estate Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Amit Soni	MainStay Income Builder Fund	$10,001 - $50,000	$0	$10,001 - $50,000

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Scott Sprauer

MainStay Epoch Global Equity Yield Fund
Mainstay Epoch U.S. Equity Yield Fund
MainStay MacKay California Tax Free Bond Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund

		$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Jonathan Swaney	MainStay Income Builder Fund	$500,001 - $1,000,000	$0	$500,001 - $1,000,000
Kenneth Weinberg[1]	MainStay CBRE Real Estate Fund	$10,001 - $50,000	$0	$10,001 - $50,000
Jae S. Yoon	None	$0	$0	$0
For Funds with fiscal year ending October 31 – information is as of October 31, 2020, unless otherwise indicated
Lee Baker	None	$0	$0	$0
Steven D. Bleiberg	MainStay Epoch Capital Growth Fund	$100,001 - $500,000	$0	$0
William J. Booth	MainStay Epoch International Choice Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Jan Boudewijns	None	$0	$10,001 – $50,000	$10,001 – $50,000
Magda Branet	None	$0	$0	$0
Patrick M. Burton	MainStay Winslow Large Cap Growth Fund	$100,001 - $500,000	$50,001 - $100,000	$500,001 - $1,000,000
Robert Burke	Mainstay MacKay International Equity Fund MainStay MacKay U.S. Infrastructure Bond Fund	$10,001 - $50,000 $1 - $10,000	$0	$10,001 - $50,000
Mark Campellone	None	$0	$0	$0
Joseph Cantwell	None	$0	$0	$0
Peter W. Carpi[2]	None	$0	$0	$0
Stephen R. Cianci	None	$0	$0	$0
Diliana Deltcheva	None	$0	$0	$0
Michael Denlinger[2]	MainStay MacKay International Equity Fund	$1 - $10,000	$0	$1 - $10,000
Robert Dial	MainStay Floating Rate Fund	$10,001 - $50,000	$0	$10,001 - $50,000
Robert DiMella

Mainstay Epoch U.S. All Cap Fund
MainStay MacKay DefinedTerm Municipal Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund

		$100,001 - $500,000 $100,001 - $500,000 $10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$500,001 - $1,000,000	Over $1,000,000
David Dowden

Mainstay Cushing MLP Premier Fund
MainStay MacKay California Tax Free Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund

		$10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
Carlos Garcia-Tunon	MainStay MacKay International Equity Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Justin Howell	Maintay Epoch U.S. All Cap Fund	$10,001 - $50,000	$0	$10,001 - $50,000
Adam H. Illfelder[2]	None	$0	$0	$0
Matt Jacob	None	$0	$0	$0
Justin H. Kelly	MainStay Winslow Large Cap Growth Fund	Over $1,000,000	Over $1,000,000	Over $1,000,000
Migene Kim	MainStay WMC International Research Equity Fund MainStay MacKay U.S. Equity Opportunities Fund	$10,001 - $50,000 $50,001 - $100,00	$100,001 - $500,000	$100,001 - $500,000
Poul Kristensen	MainStay Income Builder Fund MainStay MacKay International Equity Fund	$50,001 - $100,000 $10,001 - $50,000	$0	$50,001 - $100,000
John Lawlor

MainStay Epoch U.S. All Cap Fund
MainStay MacKay DefinedTerm Municipal Opportunities Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay U.S. Infrastructure Bond Fund

		$10,001 - $50,000 $50,001 - $100,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000
Frances Lewis	MainStay MacKay DefinedTerm Municipal Opportunities Fund Mainstay MacKay High Yield Municipal Bond Fund MainStay MacKay Short Term Municipal Fund MainStay MacKay Tax Free Bond Fund	$10,001 - $50,000 $50,001 - $100,000 $1 - $10,000 $10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
John Loffredo

MainStay MacKay California Tax Free Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund

		$1 - $10,000 $10,001 - $50,000 $1 - $10,000 $1 - $10,000 $10,001 - $50,000	$500,001 - $1,000,000	Over $1,000,000
Christopher Mey	None	$0	$0	$0
Neil Moriarty, III	None	$0	$0	$0
Christopher Mullarkey	MainStay MAP Equity Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
James Mulvey	MainStay MAP Equity Fund	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
Ian Murdoch	MainStay MacKay International Equity Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Francis J. Ok	None	$0	$0	$0
Mona Patni	MainStay MacKay U.S. Equity Opportunities Fund	$50,001- $100,000	$0	$100,001 - $500,000
David Pearl	MainStay Epoch U.S. All Cap Fund	Over $1,000,000	$0	Over $1,000,000
Glen Petraglia	None	$0	$0	$0
Michael Petty

MainStay MacKay DefinedTerm Municipal Opportunities Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund

		$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $1 - $10,000 $10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
William W. Priest	MainStay Epoch Global Equity Yield Fund MainStay Income Builder Fund	$10,001 - $50,000		$100,001 - $500,000
Mary L. Pryshlak[2]	None	$0	$0	$0
Lawrence Rosenberg	MainStay MacKay International Equity Fund	$50,001 - $100,000	$0	$50,001 - $100,000
AJ Rzad	None	$0	$0	$0
Lamine Saidi	None	$0	$0	$0
Philip Screve	None	$0	$0	$0
Andrew J. Shilling[2]	None	$0	$0	$0
David J. Siino	MainStay Epoch Capital Growth Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Edward Silverstein	MainStay MacKay Convertible Fund	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000
Kenneth Sommer	None	$0	$0	$0
Amit Soni	MainStay Income Builder Fund	$10,001 - $50,000	$0	$10,001 - $50,000
Scott Sprauer

MainStay Epoch Global Equity Yield Fund
Mainstay Epoch U.S. Equity Yield Fund
Mainstay MacKay High Yield Municipal Bond Fund
MainStay MacKay California Tax Free Opportunities Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund

		$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000
Andrew Susser	MainStay MacKay High Yield Corporate Bond Fund	Over $1,000,000	Over $1,000,000	Over $1,000,000
Jonathan Swaney	MainStay Conservative ETF Allocation Fund MainStay Income Builder Fund	$100,001 - $500,000 500,001 - $1,000,000	$0	Over $1,000,000
Shu-Yang Tan	MainStay MacKay International Equity Fund	$1-$10,000	$100,001 - $500,000	$100,001 - $500,000
John Tobin	MainStay Epoch Global Equity Yield Fund	$100,001 - $500,000	$10,001 - $50,000	$100,001 - $500,000
Arthur Torrey	None	$0	$0	$0
Kera Van Valen	MainStay Epoch Global Equity Yield Fund	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Michael A. Welhoelter	None	$0	$0	$0
Mark A. Whitaker[2]	None	$0	$0	$0
Jonathan G. White[2]	None	$0	$0	$0
Jae S. Yoon	MainStay Income Builder Fund MainStay VP Income Builder Portfolio	$50,001 - $100,000 $10,001 - $50,000	$0	$100,001 - $500,000
For the Fund with fiscal year ending November 30 – information is as of November 30, 2019, unless otherwise indicated
John Musgrave	None	$0	$500,001 - $1,000,000	over $1,000,000
Jerry V. Swank [3]	MainStay Cushing MLP Premier Fund	$100,001 - $500,000	over $1,000,000	over $1,000,000

1 Information is as of September 30, 2020.

2 Information is as of December 31, 2020.

3 An affiliate of Cushing purchased shares of the predecessor funds in order to provide the predecessor funds with over $100,000 of net capital as required by the 1940 Act. Mr. Swank may be deemed to be a beneficial owner of the Fund’s shares by virtue of his control of Cushing and of the affiliate that purchased the shares.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to Funds that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or account managed by the portfolio manager, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Fund or account in a security that is contrary to the position held in the same security by other Funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Fund or account while other Funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain Funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Funds or accounts over other Funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

For any Fund that is subadvised by more than one Subadvisor, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets between or among the Subadvisors. These allocation decisions will be made by the Manager in light of its fiduciary duty to act in the Fund’s best interest and will be subject to the general oversight of the Board.

Candriam Belgium and Candriam Luxembourg

Candriam Belgium and Candriam Luxembourg provide portfolio management services to other accounts using substantially similar investment strategies as the MainStay Candriam Emerging Markets Debt Fund and MainStay Candriam Emerging Markets Equity Fund.

The side-by-side management of these accounts with the Funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam Belgium and Candriam Luxembourg have adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam Belgium and Candriam Luxembourg have set up a Code of Ethics and a Conflicts of Interest Policy, and have implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

CBRE Clarion

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the MainStay CBRE Funds. These accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the MainStay CBRE Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the MainStay CBRE Funds maintained their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Cushing Asset Management, LP

Cushing manages other portfolios with a similar investment strategy to the MainStay Cushing MLP Premier Fund. Conflicts of interest may arise related to the allocation of similar investment opportunities among client portfolios. Cushing has adopted policies and procedures to ensure that all client portfolios are managed in accordance with each client’s investment objective and guidelines and that no client portfolio is inappropriately favored over another.

Epoch Investment Partners, Inc.

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Funds other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

MacKay Shields LLC and NYL Investors LLC

To address potential conflicts of interest between the clients and the Manager, MacKay Shields and NYL Investors have each developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager, MacKay Shields and NYL Investors have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Markston International LLC

Currently, Markston’s solitary line of business is long-only investment management; therefore, Markston believes it would not have any significant conflicts of interest in the management of the portfolios other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Markston faces conflicts of interest related to the allocation of securities. Markston faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest between the clients and the Manager, Markston uses an Allocation Guideline and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although Markston has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the portfolios and other accounts managed.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in its investment management activities related to the Funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Wellington Capital Management LLP

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds. Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Mr. Shilling also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Winslow Capital Management, LLC

Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product essentially identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital believes that it has addressed all potential conflicts of interest that may exist in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts under its management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Asset Allocation Funds primarily invest all of their assets in shares of Underlying Funds other than ETFs, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest. Purchases and sales of ETFs generally are subject to brokerage commissions and related costs.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the MainStay Group of Funds.

As permitted by Section 28(e) of the 1934 Act, the Manager or a Subadvisor may, subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below, cause a Fund to pay a broker/dealer, except the Affiliated Brokers, that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. No commission payments were made to Affiliated Brokers in the last three fiscal periods.

Under MiFID II, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay for research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers, except the Affiliated Brokers, who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions. Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by each of the Funds for the three most recently completed fiscal years, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

Brokerage Commissions

	2020	2019	2018
For Funds with fiscal year ending April 30
MainStay CBRE Global Infrastructure Fund[1]	$ 69,160	$ 0	$ 0
MainStay CBRE Real Estate Fund[1]	354,229	0	0
MainStay MacKay Intermediate Tax Free Bond Fund[2]	644	0	0
MainStay MacKay Short Term Municipal Fund	174	454	699

1 MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund each commenced operations on February 24, 2020. The amounts shown are for the period since inception.

2 MainStay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019. The amounts shown are for the period since inception

	2020	2019	2018
For Funds with fiscal year ending October 31
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	$ 0	$ 0	$ 0
MainStay Income Builder Fund	242,750	196,400	109,270
MainStay MacKay Convertible Fund	22,849	30,330	39,424
MainStay MacKay High Yield Corporate Bond Fund	2,284	0	24,541
MainStay MacKay International Equity Fund	1,239,960	530,553	482,898
MainStay MacKay Strategic Bond Fund	53,686	49,606	102,290
MainStay MacKay Tax Free Bond Fund	72,766	70,660	71,163
MainStay MacKay U.S. Infrastructure Bond Fund	7,084	2,628	0
MainStay MAP Equity Fund	99,174	103,165	135,775
MainStay Winslow Large Cap Growth Fund	2,835,365	2,955,947	3,826,912
MainStay WMC Enduring Capital Fund	289,341	249,880	163,969
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	469,118	472,812	537,423
MainStay Candriam Emerging Markets Equity Fund[1]	87,397	83,301	114,502
MainStay Conservative Allocation Fund	10	781	2,700
MainStay Epoch Capital Growth Fund	50,805	42,674	37,087
MainStay Epoch Global Equity Yield Fund	510,912	506,070	584,732
MainStay Epoch International Choice Fund	253,125	298,697	274,245
MainStay Epoch U.S. All Cap Fund	114,142	151,055	123,059
MainStay Epoch U.S. Equity Yield Fund	150,465	88,510	108,798
MainStay Equity Allocation Fund	112	503	1,256

	2020	2019	2018
MainStay Floating Rate Fund	3,749	2,851	0
MainStay Growth Allocation Fund	24	584	5,175
MainStay MacKay California Tax Free Opportunities Fund	8,973	6,825	5,219
MainStay MacKay High Yield Municipal Bond Fund	41,768	28,676	2,173
MainStay MacKay New York Tax Free Opportunities Fund	2,949	3,287	3,260
MainStay MacKay S&P 500 Index Fund	37,184	31,647	25,134
MainStay MacKay Short Duration High Yield Fund	169	0	0
MainStay MacKay Total Return Bond Fund	65,352	38,761	31,478
MainStay MacKay U.S. Equity Opportunities Fund	515,411	1,381,494	1,616,526
MainStay Moderate Allocation Fund	18	303	5,067
MainStay Short Term Bond Fund	6,268	3,613	882
MainStay WMC Growth Fund	1,027,493	831,854	560,420
MainStay WMC International Research Equity Fund	401,756	868,883	1,767,212
MainStay WMC Small Companies Fund	478,916	262,027	325,808

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. The amounts shown are for the period since inception.

	2019	2018	2017
For the Fund with fiscal year ending November 30
MainStay Cushing MLP Premier Fund	$ 1,846,201	$ 2,250,093	$ 1,172,948

Material differences in the dollar amount of brokerage commissions paid by certain Funds over the last three fiscal years resulted from increases or decreases in the volume of trading activity.

The following tables show the total amount of the transactions and the dollar amount of brokerage commissions paid to brokers that provided research services during the most recent fiscal year end. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

	TOTAL AMOUNT OF TRANSACTIONS	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
For the Fund with fiscal year ending April 30
MainStay CBRE Global Infrastructure Fund	$ 144,769,526	$ 0
MainStay CBRE Real Estate Fund	411,041,844	64,750
For Funds with fiscal year ending October 31
MAINSTAY FUNDS MainStay MAP Equity Fund	125,575,346	36,093
MainStay Winslow Large Cap Growth Fund	12,156,145,305	2,836,365
MAINSTAY FUNDS TRUST MainStay Balanced Fund
	95,674,291	95,698
MainStay WMC Small Companies Fund	95,695,439	95,698
For the Fund with fiscal year ending November 30
MainStay Cushing MLP Premier Fund	1,087,677,025	1,473,621

As of the most recent fiscal year end, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
For the Fund with fiscal year ending April 30
MainStay CBRE Global Infrastructure Fund	State Street Corp	$ 22,062

For Funds with fiscal year ending October 31
MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	State Street Corp.	484,286
MainStay Income Builder Fund	Bank of America Corp.	26,937,467
	JPMorgan Chase & Co.	22,845,725
	Citigroup, Inc.	15,364,178
	Wells Fargo	15,287,628

FUND	BROKER/DEALER	MARKET VALUE
	Morgan Stanley & Co., Inc.	14,765,148
	Goldman Sachs Group Inc. (The)	10,765,915
	Royal Bank of Canada	5,217,533
	Barclays Bank PLC	1,607,278
MainStay MacKay Convertible Fund	Bank of America Corp.	27,155,735
	Wells Fargo	15,580,875
	State Street Corp.	5,572,039
MainStay MacKay High Yield Corporate Bond Fund	State Street Corp.	856,618,887
	Jefferies & Co.	21,244,204
MainStay MacKay International Equity Fund	State Street Corp.	9,261,517
MainStay MacKay Strategic Bond Fund	Wells Fargo	15,390,135
	JPMorgan Chase & Co.	12,901,402
	Bank of America Corp.	12,443,561
	Goldman Sachs Group Inc. (The)	11,404,564
	Citigroup, Inc.	4,283,625
	Morgan Stanley & Co., Inc.	3,978,076
	Barclays Bank PLC	3,099,216
MainStay MAP Equity Fund	Bank of America Corp.	17,562,553
	Morgan Stanley & Co., Inc.	13,629,980
	JPMorgan Chase & Co.	9,468,213
	Goldman Sachs Group Inc. (The)	6,926,048
	Wells Fargo	5,360,376
	Citigroup, Inc.	3,563,570
	State Street Corp.	2,610,792
	Pershing LLC	2,115,786
MainStay Money Market Fund	Royal Bank of Canada	36,006,000
	Toronto Dominion Bank	20,000,000
	Bank of America Corp.	15,000,000
MainStay WMC Enduring Capital Fund	Bank of America Corp.	1,127,670
	JPMorgan Chase & Co.	542,161
	Pershing LLC	513,613
	State Street Corp.	379,964
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	Morgan Stanley & Co., Inc.	6,277,196
	Bank of America Corp.	4,667,973
	JPMorgan Chase & Co.	3,887,836
	Citigroup, Inc.	3,081,275
	State Street Corp.	2,427,030
	Goldman Sachs Group Inc. (The)	1,709,124
	UBS Group A.G.	1,509,946
	Jefferies & Co.	965,940
	Pershing LLC	786,810
	Wells Fargo	689,317
MainStay Candriam Emerging Markets Equity Fund	State Street Corp.	484,286
MainStay Epoch Capital Growth Fund	State Street Corp.	487,661
MainStay Epoch Global Equity Yield Fund	Royal Bank of Canada	11,741,600
	JPMorgan Chase & Co.	10,067,532
MainStay Epoch International Choice Fund	State Street Corp.	5,884,468
MainStay Epoch U.S. All Cap Fund	Bank of America Corp.	8,878,778
	Morgan Stanley & Co., Inc.	8,125,072
	State Street Corp.	4,545,186
MainStay Epoch U.S. Equity Yield Fund	JPMorgan Chase & Co.	12,317,746
	Bank of America Corp.	5,096,543
MainStay MacKay S&P 500 Index Fund	JPMorgan Chase & Co.	11,942,939
	Bank of America Corp.	7,222,765
	Morgan Stanley & Co., Inc.	3,546,426
	Wells Fargo	3,532,472
	Citigroup, Inc.	3,446,765
	Goldman Sachs Group Inc. (The)	2,599,867
	State Street Corp.	1,505,346
	Pershing LLC	1,119,346
MainStay MacKay Short Duration High Yield Fund	State Street Corp.	58,576,219
	Jefferies & Co.	3,828,221
MainStay MacKay Total Return Bond Fund	Bank of America Corp.	38,020,265
	JPMorgan Chase & Co.	37,852,077
	Morgan Stanley & Co., Inc.	20,580,895

FUND	BROKER/DEALER	MARKET VALUE
	Goldman Sachs Group Inc. (The)	13,544,519
	Wells Fargo	11,840,283
	Citigroup, Inc.	9,143,108
	Barclays Bank PLC	1,262,154
MainStay MacKay U.S. Equity Opportunities Fund	Bank of America Corp.	1,077,947
	Pershing LLC	762,792
	Jefferies & Co.	454,583
	State Street Corp.	282,720
MainStay Short Term Bond Fund	Goldman Sachs Group Inc. (The)	977,537
	JPMorgan Chase & Co.	938,341
	Citigroup, Inc.	915,019
	Morgan Stanley & Co., Inc.	649,502
	Bank of America Corp.	557,182
	Wells Fargo	530,534
	Barclays Bank PLC	407,508
	UBS AG	324,062
MainStay WMC International Research Equity Fund	UBS Group A.G.	2,633,731
	State Street Corp.	1,368,547
	Nomura Securities	1,327,509
MainStay WMC Small Companies Fund	State Street Corp.	5,084,301

The MainStay ETF Asset Allocation Funds commenced operations on June 30, 2020. Therefore, no brokerage commissions had been paid by these Funds for the fiscal year ended April 30, 2020.

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Asset Allocation Funds and MainStay ETF Asset Allocation Funds among the Underlying Funds, and Underlying ETFs, respectively, on a frequent basis, the portfolio turnover rate for those Funds is expected to be lower in comparison to most mutual funds. However, the MainStay Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds and Underlying ETFs, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund and Underlying ETF for which financial highlights are available are provided in the financial highlights section of the applicable prospectus.

SECURITIES LENDING

Pursuant to an agreement between the MainStay Group of Funds and JPMorgan, the Funds may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Funds, JPMorgan administers the Funds' securities lending program. The services provided to the Funds by JPMorgan with respect to the Funds' securities lending activities include, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to the Funds at loan termination; and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan.

For the fiscal years ended April 30, 2020 and October 31, 2020, State Street Bank and Trust Company performed securities lending related services for the Funds, with the exception of the MainStay ETF Allocation Funds. It is estimated that the following Funds earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES	ADMINISTRATIVE FEES	INDEMNIFICATION FEES	REBATES PAID TO BORROWERS	OTHER FEES	TOTAL COST	NET INCOME
For Funds with fiscal year end April 30

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES	ADMINISTRATIVE FEES	INDEMNIFICATION FEES	REBATES PAID TO BORROWERS	OTHER FEES	TOTAL COST	NET INCOME
MainStay CBRE Global Infrastructure Fund	$ 73	$ 11	$ 1	N/A	N/A	$ 0	N/A	$ 12	$ 61
For Funds with fiscal year end October 31
THE MAINSTAY FUNDS
MainStay Candriam Emerging Markets Debt Fund	20,705	1,294	479	N/A	N/A	8,511	N/A	10,554	7,336
MainStay Income Builder Fund	116,394	14,335	1,961	N/A	N/A	18,857	N/A	35,153	81,241
MainStay MacKay Convertible Fund	509,851	47,431	13,434	N/A	N/A	180,184	N/A	241,049	268,802
MainStay MacKay High Yield Corporate Bond Fund	124,247	5,267	3,048	N/A	N/A	86,079	N/A	94,394	29,853
MainStay MacKay International Equity Fund	59,260	8,608	96	N/A	N/A	303	N/A	9,007	50,253
MainStay MacKay Strategic Bond Fund	41,692	4,607	1,675	N/A	N/A	9,305	N/A	15,587	26,105
MainStay MacKay U.S. Infrastructure Bond Fund	126	3	3			102		108	18
MainStay MAP Equity Fund	29,796	3,666	729	N/A	N/A	4,623	N/A	9,018	20,778
MainStay Winslow Large Cap Growth Fund	925,991	137,619	8,215	N/A	N/A	309	N/A	146,143	779,848
MainStay WMC Enduring Capital Fund	2,894	308	101	N/A	N/A	740	N/A	1,149	1,745
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	42,743	3,256	836	N/A	N/A	20,192	N/A	24,284	18,459
MainStay Candriam Emerging Markets Equity Fund	7,020	932	105	N/A	N/A	689	N/A	1,726	5,294
MainStay Epoch Capital Growth Fund	40,351	5,703	149	N/A	N/A	2,012	N/A	7,864	32,487
MainStay Epoch Global Equity Yield Fund	193,515	27,819	1,359	N/A	N/A	6,694	N/A	35,872	157,643
MainStay Epoch International Choice Fund	35,493	4,522	159	N/A	N/A	75	N/A	4,756	30,737
MainStay Epoch U.S. All Cap Fund	23,176	3,265	1,120	N/A	N/A	286	N/A	4,671	18,505
MainStay Epoch U.S. Equity Yield Fund	6,208	882	92	N/A	N/A	231	N/A	1,205	5,003
MainStay Floating Rate Fund	36,304	3,856	490	N/A	N/A	10,103	N/A	14,449	21,855
MainStay MacKay S&P 500 Index Fund	16,060	2,037	177	N/A	N/A	2,297	N/A	4,511	11,549
MainStay MacKay Short Duration High Yield Fund	58,350	3,222	1,338	N/A	N/A	35,531	N/A	40,091	18,259
MainStay MacKay Total Return Bond Fund	109,876	8,192	3,345	N/A	N/A	51,912	N/A	63,449	46,427
MainStay MacKay U.S Equity Opportunities Fund	151	20	6	N/A	N/A	12	N/A	38	113
MainStay Short Term Bond Fund	2,418	137	60	N/A	N/A	1,453	N/A	1,650	768
MainStay WMC Growth Fund	170	24	9	N/A	N/A	N/A	N/A	33	137
MainStay WMC International Research Equity Fund	261,109	38,059	1,050	N/A	N/A	8,330	N/A	47,439	213,670
MainStay WMC Small Companies Fund	104,949	13,853	1,510	N/A	N/A	11,013	N/A	26,376	78,573

During the most recent fiscal year end, none of the other Funds covered in this SAI engaged in securities lending activities and, as a result, did not earn income or incur costs or expenses associated with such activities.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Money Market Fund are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the

Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay Money Market Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in an effort to stabilize the NAV per share at $1.00, the Board has the authority to, among other things, (1) reduce or increase the number of shares outstanding on a pro rata basis (such as through a reverse stock split), and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends. In each case, measures taken by the Board in an effort to stabilize the NAV per share at $1.00 are subject to applicable law and the provisions of the MainStay Funds’ organizational documents. These measures may be considered by the Board in circumstances such as a negative interest rate environment.

Under the general oversight of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Fund, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds' investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds' valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectuses, the shareholder reports and below may not represent the specific means by which a Fund's investments are valued on any particular business day.

Portfolio securities of each of the other Funds are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Fund's Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be valued by the Manager using market-based prices provided by independent pricing sources or broker-dealer bid quotations. Centrally cleared swaps will be valued using prices determined by the relevant exchange, if applicable;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investments believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not accept purchase and redemption orders or calculate a NAV for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a NAV as of such earlier closing time.

Floating rate loans are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of The MainStay Funds and MainStay Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the MainStay Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the MainStay Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

• Redemptions via ACH of $100,000 or less, or by wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination), for redemptions by wire of amounts less than $250,000, and for redemptions by ACH of amounts $100,000 or less.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:30 am and 5:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-624-6782 (between 8:30 am and 5:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds reserve the right to redeem shares of any shareholder who has failed to provide a certified Taxpayer Identification Number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer Identification Number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Class A Shares, Class A2 Shares and Investor Class Shares

The sales charge on Class A shares, Class A2 shares and Investor Class shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor in Class A, Class A2 or Investor Class shares will not pay an initial sales charge on investments of $1,000,000 or more ($250,000 or more with respect to MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Income Builder Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Short Term Municipal Fund, MainStay MacKay U.S. Infrastructure Bond Fund, MainStay Moderate Allocation Fund, MainStay Moderate ETF Allocation Fund and MainStay Short Term Bond Fund), the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

Offering Price

The sales charge applicable to an investment in Class A, Class A2 and Investor Class shares of the following Funds is shown in the tables below as a percentage of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of its most recent fiscal year end, the tables also show the sales charge as a percentage of the NAV.

Class A Shares

Fund with a maximum sales charge of 1.00%	Sales charge as a % of NAV
MainStay MacKay Short Term Municipal Fund	1.05%
MainStay Short Term Bond Fund	1.04%
Fund with a maximum sales charge of 1.50%	Sales charge as a % of NAV
MainStay MacKay S&P 500 Index Fund	1.53%

Funds with a maximum sales charge of 3.00%	Sales charge as a % of NAV
MainStay Balanced Fund	3.10%
MainStay Conservative Allocation Fund	3.11%
MainStay Equity Allocation Fund	3.10%
MainStay Floating Rate Fund	3.05%
MainStay Growth Allocation Fund	3.07%
MainStay Income Builder Fund	3.12%
MainStay Moderate Allocation Fund	3.06%
MainStay MacKay Short Duration High Yield Fund	3.07%
Funds with a maximum sales charge of 4.50%
MainStay Candriam Emerging Markets Debt Fund	4.69%
MainStay MacKay California Tax Free Opportunities Fund	4.74%
MainStay MacKay High Yield Corporate Bond Fund	4.62%
MainStay MacKay High Yield Municipal Bond Fund	4.71%
MainStay MacKay Intermediate Tax Free Bond Fund	4.77%
MainStay MacKay New York Tax Free Opportunities Fund	4.70%
MainStay MacKay Strategic Bond Fund	4.66%
MainStay MacKay Tax Free Bond Fund	4.70%
MainStay MacKay Total Return Bond Fund	4.67%
MainStay MacKay U.S. Infrastructure Bond Fund	4.68%
Funds with a maximum sales charge of 5.50%
MainStay Candriam Emerging Markets Equity Fund	5.82%
MainStay CBRE Global Infrastructure Fund	5.82%
MainStay CBRE Real Estate Fund	5.82%
MainStay Cushing MLP Premier Fund	5.83%
MainStay Epoch Capital Growth Fund	5.82%
MainStay Epoch Global Equity Yield Fund	5.81%
MainStay Epoch International Choice Fund	5.82%
MainStay Epoch U.S. All Cap Fund	5.83%
MainStay Epoch U.S. Equity Yield Fund	5.82%
MainStay MacKay Convertible Fund	5.84%
MainStay MacKay International Equity Fund	5.80%
MainStay MacKay U.S. Equity Opportunities Fund	5.81%
MainStay MAP Equity Fund	5.82%
MainStay Winslow Large Cap Growth Fund	5.78%
MainStay WMC Enduring Capital Fund	5.81%
MainStay WMC Growth Fund	5.83%
MainStay WMC International Research Equity Fund	5.78%
MainStay WMC Small Companies Fund	5.84%

Based on the NAV of each Fund below as of June 30, 2020 (commencement of operations), the table below shows the sales charge as a percentage of the NAV.

Funds with a maximum sales charge of 3.00%	Sales charge as a % of NAV
MainStay Conservative ETF Allocation Fund	3.10%
MainStay Defensive ETF Allocation Fund	3.10%
MainStay Equity ETF Allocation Fund	3.10%
MainStay Growth ETF Allocation Fund	3.10%
MainStay Moderate ETF Allocation Fund	3.10%

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The following example assumes a purchase of Class A shares of the MainStay MacKay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay MacKay Convertible Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 5.50% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 5.50% of offering price (5.84% of NAV per share) Class A Per Share Offering Price to the Public	$20.90 $ 1.22 $22.12

The following example assumes a purchase of Class A shares of the MainStay MacKay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay MacKay High Yield Corporate Bond Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 4.50% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 4.50% of offering price (4.62% of NAV per share) Class A Per Share Offering Price to the Public	$5.41 $0.25 $5.66

The following example assumes a purchase of Class A shares of the MainStay MacKay Short Duration High Yield Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay MacKay Short Duration High Yield Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 3.00% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 3.00% of offering price (3.07% of NAV per share) Class A Per Share Offering Price to the Public	$9.45 $0.29 $9.74

The following example assumes a purchase of Class A shares of the MainStay Short Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Short Term Bond Fund at most recent fiscal year end. The offering price of shares of the other listed Fund with a maximum sales charge of 1.00% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 1.00% of offering price (1.04% of NAV per share) Class A Per Share Offering Price to the Public	$10.72 $ 0.11 $10.83

Class A2 Shares

The sales charge applicable to an investment in Class A2 shares of the MainStay MacKay Short Term Municipal Fund will be 2.00% of the offering price per share. Based on the NAV of the MainStay MacKay Short Term Municipal Fund as of its most recent fiscal year end, the sales charge as a percentage of the NAV will be 1.99% for Class A2 shares.

Investor Class Shares

Fund with a maximum sales charge of 0.50%	Sales charge as a % of NAV
MainStay MacKay Short Term Municipal Fund	0.52%
MainStay Short Term Bond Fund	0.46%
Fund with a maximum sales charge of 1.00%	Sales charge as a % of NAV
MainStay MacKay S&P 500 Index Fund	1.01%
Funds with a maximum sales charge of 2.50%	Sales charge as a % of NAV
MainStay Balanced Fund	2.55%
MainStay Conservative Allocation Fund	2.53%
MainStay Equity Allocation Fund	2.56%
MainStay Floating Rate Fund	2.60%
MainStay Growth Allocation Fund	2.58%
MainStay Income Builder Fund	2.58%
MainStay Moderate Allocation Fund	2.53%
MainStay MacKay Short Duration High Yield Fund	2.54%
Funds with a maximum sales charge of 4.00%
MainStay Candriam Emerging Markets Debt Fund	4.14%
MainStay MacKay California Tax Free Opportunities Fund	4.18%
MainStay MacKay High Yield Corporate Bond Fund	4.22%
MainStay MacKay High Yield Municipal Bond Fund	4.16%
MainStay MacKay Intermediate Tax Free Bond Fund	4.15%
MainStay MacKay New York Tax Free Opportunities Fund	4.14%
MainStay MacKay Strategic Bond Fund	4.17%
MainStay MacKay Tax Free Bond Fund	4.20%
MainStay MacKay Total Return Bond Fund	4.20%
MainStay MacKay U.S. Infrastructure Bond Fund	4.20%
Funds with a maximum sales charge of 5.00%
MainStay Candriam Emerging Markets Equity Fund	5.26%
MainStay CBRE Global Infrastructure Fund	5.23%

MainStay CBRE Real Estate Fund	5.25%
MainStay Cushing MLP Premier Fund	5.27%
MainStay Epoch Capital Growth Fund	5.28%
MainStay Epoch Global Equity Yield Fund	5.25%
MainStay Epoch International Choice Fund	5.27%
MainStay Epoch U.S. All Cap Fund	5.28%
MainStay Epoch U.S. Equity Yield Fund	5.24%
MainStay MacKay Convertible Fund	5.26%
MainStay MacKay International Equity Fund	5.26%
MainStay MacKay U.S. Equity Opportunities Fund	5.28%
MainStay MAP Equity Fund	5.25%
MainStay Winslow Large Cap Growth Fund	5.26%
MainStay WMC Enduring Capital Fund	5.26%
MainStay WMC Growth Fund	5.25%
MainStay WMC International Research Equity Fund	5.19%
MainStay WMC Small Companies Fund	5.28%

Set forth below are examples of the method of computing the offering price of the Investor Class shares of these Funds. The following example assumes a purchase of Investor Class shares of the MainStay MacKay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the MainStay MacKay Convertible Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 5.00% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 5.00% of offering price (5.26% of NAV per share) Investor Class Per Share Offering Price to the Public	$20.90 $1.10 $22.00

The following example assumes a purchase of Investor Class shares of the MainStay MacKay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the MainStay MacKay High Yield Corporate Bond Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 4.00% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 4.00% of offering price (4.22% of NAV per share) Investor Class Per Share Offering Price to the Public	$5.45 $0.23 $5.68

The following example assumes a purchase of Investor Class shares of the MainStay MacKay Short Duration High Yield Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the MainStay MacKay Short Duration High Yield Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 2.50% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 2.50% of offering price (2.54% of NAV per share) Investor Class Per Share Offering Price to the Public	$9.46 $0.24 $9.70

The following example assumes a purchase of Investor Class shares of the MainStay Short Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the MainStay Short Term Bond Fund at most recent fiscal year end. The offering price of shares of the other listed Fund with a maximum sales charge of 0.50% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 0.50% of offering price (0.46% of NAV per share) Investor Class Per Share Offering Price to the Public	$10.79 $0.05 $10.84
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of CBRE Clarion Securities LLC, Cushing Asset Management, LP, Epoch Investment Partners, Inc., Markston International LLC, and Winslow Capital Management, LLC, respectively; any employee or registered representative of an authorized financial intermediary firm (and immediate family members); any employee of DST Asset Manager Solutions, Inc. (“DST”) that is assigned to the Fund; and certain additional purchases for grandfathered accounts. Individuals and other types of accounts may purchase Class A2 shares at NAV, without payment of any sales charge, if exchanged for Class A shares of the same Fund through a financial intermediary's share class conversion program. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

Class I shares and Class R6 shares of the Funds are sold at NAV.

Class I shares may be purchased by:

(i) existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $1 million in a Fund;

(iii) institutional investors;

(iv) current Portfolio Managers of the Funds;

(v) current employees of the Subadvisors and the subadvisors to other MainStay Funds; and

(vi) existing and retired MainStay Funds Trustees.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with the Distributor or its affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds and MainStay ETF Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares. Class R1, Class R2, and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including: Section 401(a) and 457 plans, certain Section 403(b)(7) TSA plans, Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and non-qualified deferred compensation plans. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) TSA plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are generally not available to retail accounts. SIMPLE Class shares are generally available only to SIMPLE IRA Plan accounts invested in a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund).

Although an investor will not pay a front-end sales charge on Class I share, Class A share, Class A2 share or Investor Class share investments of $1,000,000 or more ($250,000 or more with respect to MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Income Builder Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Short Term Municipal Fund, MainStay Moderate Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay Short Term Bond Fund and MainStay MacKay U.S. Infrastructure Bond Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement.

With respect to Class A, Class A2 and Investor Class share investments of $1,000,000 or more in a MainStay Fund, other than the MainStay Money Market Fund, $250,000 or more with respect to MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Income Builder Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Short Term Municipal Fund, MainStay Moderate Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay Short Term Bond Fund and MainStay MacKay U.S. Infrastructure Bond Fund, the dealer may receive a commission of up to:

FUND	COMMISSION

MainStay Candriam Emerging Markets Debt Fund
MainStay Candriam Emerging Markets Equity Fund
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Mainstay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay Convertible Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay MAP Equity Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC International Research Equity Fund
MainStay WMC Small Companies Fund

1.00% for $1,000,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more

MainStay Balanced Fund
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Income Builder Fund
MainStay MacKay California Tax Free Opportunities Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

1.00% for $250,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay MacKay S&P 500 Index Fund	0.50% for $1,000,000 to $2,999,999 0.25% for $3,000,000 to $4,999,999 0.20% for $5,000,000 or more
MainStay MacKay Short Term Municipal Fund MainStay Short Term Bond Fund	0.50%

Commission rates are reset 365 days after each purchase that was not previously subject to a front-end sales charge. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A, CLASS A2 AND INVESTOR CLASS SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares in accordance with regulatory requirements, including the SEC’s Regulation Best Interest. Such incentives may take the form of providing reimbursement for administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay, at 800-624-6782.

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Class A, Class A2 and Investor Class Shares

Class A, Class A2 and Investor Class shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A, Class A2 and Investor Class shares redeemed outside of the period specified in the applicable Prospectus. Class A, Class A2 or Investor Class shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A or Investor Class shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Class A or Investor Class shares that were acquired through an exchange if such shares are redeemed within the period specified in the applicable Prospectus. The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within the period specified in the applicable Prospectus.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class B Shares

A CDSC will be imposed on redemptions of Class B shares of the Funds, in accordance with the table in the Prospectuses, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years (four years for MainStay Floating Rate Fund). However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years (four years for MainStay Floating Rate Fund). Please see "Exchange Privileges" below for additional information on CDSC. Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to financial intermediary firms. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the CDSC, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining the rate of any applicable CDSC, it will be assumed that a shareholder is redeeming shares that were held for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

Shareholders should notify the Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the CDSC. Class B shares upon which the CDSC may be waived may not be resold. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals. For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class C and Class C2 Shares

A CDSC of 1.00% of the NAV of Class C and Class C2 shares will be imposed on redemptions of Class C and Class C2 shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C or Class C2 account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C or Class C2 shares in that Fund during the preceding one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund).

Class C or Class C2 shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C or Class C2 shares redeemed more than one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) after their purchase. Class C or Class C2 shares of a Fund may be exchanged for Class C or Class C2 shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C or Class C2 shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) of the date of the initial purchase.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C or Class C2 shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C or Class C2 shares without a sales charge being deducted at the time of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Purchases and Redemptions – Additional Information

In times of very large economic or market changes, redemptions may be difficult to implement by telephone.

Certain Funds have entered into a committed line of credit with State Street as agent, and various other lenders from whom a Fund may borrow in order to honor redemptions. The credit facility is expected to be utilized in periods when a Fund experiences unusually large redemption requests. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

The investor must call 800-624-6782 before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. If requested by a shareholder, a Fund may redeem shares of the Fund solely by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The Funds reserve the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and would be subject to market and other risks before sale. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Under current rules governing money market funds, the MainStay Money Market Fund may suspend redemptions pursuant to Rule 2a-7 (as described in the Prospectus) and as part of a liquidation of the Fund. The Fund may suspend redemptions if (i) (a) the Fund (at the end of a business day) has invested less than ten percent of its total assets in “weekly liquid assets” or (b) the Fund’s price per share, as computed for the purpose of distribution, redemption and repurchase (rounded to the nearest one percent), has deviated from the stable price established by the Board or the Board, including a majority of the Independent Trustees, determines that such a deviation is likely to occur and (ii) the Board, including a majority of the Independent Trustees, irrevocably has approved the liquidation of the Fund. The Fund must first notify the SEC of a suspension of redemptions in connection with its liquidation.

Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The MainStay Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000; (2) writing the Transfer Agent via overnight mail at The MainStay Funds, 430 West 7th Street, Suite 219003, Kansas City, Missouri 64105-1407; (3) calling the Transfer Agent at 800-624-6782 (8:30 am to 5:00 pm Eastern time); (4) contacting your broker/dealer to facilitate the exchange request; (5) calling the MainStay Audio Response System at 800-624-6782; or (6) by accessing your account via newyorklifeinvestments.com/accounts.

Generally, shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B, Class C and Class C2 shares, as applicable, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B, Class C and Class C2 shares, as applicable, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

Where a shareholder seeks to exchange Class A shares or Investor Class shares of the MainStay Money Market Fund for Class A shares or Investor Class shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer identification number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer identification number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer identification number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

Redemption by Check

The MainStay Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the MainStay Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Investor Class, Class B, Class C, Class C2 and SIMPLE Class shares, as applicable, may be subject to automatic conversions between share classes as described in the Prospectuses.

Class B shares are closed to all new purchases and additional investments by existing Class B shareholders. If a shareholder had purchased Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Class A or Investor Class shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Class A or Investor Class shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Class A or Investor Class shares. Class A or Investor Class shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a CDSC that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

Class A shares received by holders of Class P shares of certain Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described in the Prospectuses.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(k) for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as an investment under profit sharing, pension, and other retirement plans, including a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") that are adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. Shares of a Fund may also be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time. Certain Funds may not be available for your plan. Please check with your plan administrator. The below disclosure does not describe the tax consequences of investing in any of the Funds using the assets of a qualified retirement plan. Please review such consequences with your tax advisor.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund may be purchased as an investment under IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant account documents. Third-party administrative services may limit or delay the processing of transactions. Certain Funds may not be available for your account. Please check with your account administrator.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the account) and contain specific information about the account. Each custodial agreement or another plan document will provide that dividends and distributions will be reinvested automatically. For further details with respect to investing the assets of any plan in any Fund, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that Fund.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor regarding investing in any of the Funds using assets of any of the tax-deferred retirement plans or accounts described above.

TRADITIONAL IRAs. For 2020, an individual may contribute as much as $6,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $6,000 (or an additional $6,000 in the case of Spousal IRA), for tax year 2020, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $6,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by $1,000 for 2020.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (“MAGI”). If you or your spouse is an active participant, your MAGI for the year (if you and your spouse file a joint tax return, your combined MAGI) will determine whether you can make a deductible IRA contribution. Your federal tax return will calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $65,000 and phased out at $75,000 (for 2020). The deduction threshold level if you are married and file a joint tax return is $104,000 and phased out at $124,000 (for 2020), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2020). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $196,000 and phased out at $206,000 (for 2020).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution under state law, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to a traditional IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning in the year following the year in which such individual attains age 72. However, different rules relating to mandatory distributions apply to an individual who attained age 70½ before 2020. Failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions. In certain cases, distributions from a Roth IRA may be tax free. For 2020, the Roth IRA, like the traditional IRA, is subject to a $6,000 ($12,000 for a married couple, $7,000 for individuals over age 50, and $14,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with MAGI between $124,000 and $139,000 ($196,000 - $206,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If at least one of these requirements is not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Generally, a balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax-free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on investments can lead to substantial retirement and education savings.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund has either elected or intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund or one Underlying ETF in which it invests against losses incurred in another Underlying Fund or Underlying ETF in which the MainStay Funds of Funds invest. Redemptions of shares in an Underlying Fund or an Underlying ETF, including those resulting from changes in the allocation among Underlying Funds or Underlying ETFs, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds or Underlying ETFs may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute dividends to its shareholders in respect of each taxable year of an amount equal to at least 90% of the sum of its investment company taxable income (as such term is defined in the Internal Revenue Code) and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid investments, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund generally must distribute for the calendar year dividends to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (excluding any capital gains or losses) generally for the calendar year, taking into account certain deferrals and elections, (2) 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund on which the Fund did not incur an income tax during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares received equal to the amount of cash the shareholder could have received as the dividend reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds or Underlying ETFs. Distributions of any long-term capital gains of either the MainStay Funds of Funds or Underlying Funds or Underlying ETFs will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from equity and debt securities will be taxed as ordinary income. Underlying Funds and Underlying ETFs with high portfolio turnover may realize gains at an earlier time than Underlying Funds and Underlying ETFs with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A greater than 60 day holding period and other requirements must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. A portion of the dividends received from the MainStay Funds of Funds may be treated as qualified dividends to the extent that the Underlying Funds and Underlying ETFs receive qualified dividends. Since many of the stocks in which the Funds, Underlying Funds or Underlying ETFs invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the preferential rate applicable to qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

If a Fund makes a distribution derived from income earned in lieu of dividends (a “substitute payment”) with respect to securities on loan, pursuant to a securities lending transaction, such income will not constitute qualified dividend income and will not be eligible for the corporate dividends-received deduction. Similar consequences may apply to repurchase and other derivative transactions. Additionally, to the extent any Fund makes distributions of income earned in lieu of tax-exempt interest with respect to securities on loan, such distributions will not be considered in determining the amount of exempt-interest dividends (defined below) distributed to shareholders.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits generally would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in a Fund's shares generally would be treated as a gain realized from a sale of such shares. In the case of a Fund with a non-calendar taxable year end, the Fund’s earnings and profits are first allocated to distributions made by the Fund on or before December 31 of the taxable year, and then to distributions made by the Fund after December 31 of such taxable year.

Distributions by a Fund (other than the MainStay Money Market Fund) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may economically represent a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that calendar year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. Such deferrals and other rules regarding gains and losses recognized after October 31 and December 31 may affect the amount, timing and tax character of shareholder distributions.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. IRS regulations allow a regulated investment company to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a regulated investment company that have received taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Character of Distributions to Shareholders — The MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Tax Free Bond Fund

The Internal Revenue Code permits the character of federally tax-exempt interest distributed by a regulated investment company to "flow through" as “exempt-interest dividends” to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their income is large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by certain U.S. corporations.

Although a significant portion of the distributions by the Funds generally is expected to constitute exempt-interest dividends, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) generally will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers of bonds held by the Funds. The Funds, the Manager and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from gross income under section 103 of the Internal Revenue Code. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately was determined to be taxable, the Funds might be considered to have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible to the extent it is deemed related to the Funds’ distributions of exempt-interest dividends.

Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

Federal Income Tax Capital Loss Carryforwards

A net capital loss incurred by a Fund may be carried forward for an unlimited period, and may be used to offset future capital gains. Capital losses that are carried forward retain their character as either short-term or long-term capital losses, rather than being considered all short-term capital losses. Accordingly, no capital gain distribution is expected to be paid to shareholders of a Fund to the extent it has capital loss carryforwards until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses.

As of the most recent fiscal year end, the following Funds had capital loss carryforwards approximating the amount indicated for federal income tax purposes:

FUND	AVAILABLE THROUGH	SHORT TERM CAPITAL LOSS AMOUNT (000'S)	LONG TERM CAPITAL LOSS AMOUNT (000’S)
Funds with fiscal year ending April 30
MainStay CBRE Global Infrastructure Fund	Unlimited	$ 7,193	$ --
MainStay CBRE Real Estate Fund	Unlimited	21,121	--
MainStay MacKay Short Term Municipal Fund	Unlimited	791	445
Funds with fiscal year ending October 31
MainStay Candriam Emerging Markets Debt Fund	Unlimited	3,596	9,486
MainStay Candriam Emerging Markets Equity Fund	Unlimited	11,842	3,457
MainStay Epoch Global Equity Yield Fund	Unlimited	69,975	135,580
MainStay Epoch International Choice Fund	Unlimited	86,867	34,949
MainStay Floating Rate Fund	Unlimited	12,001	75,006
MainStay Income Builder Fund	Unlimited	11,815	28,574
MainStay MacKay California Tax Free Opportunities Fund	Unlimited	14,747	3,158
MainStay MacKay High Yield Corporate Bond Fund	Unlimited	11,928	474,220
MainStay MacKay Municipal Bond Fund	Unlimited	24,020	--
MainStay MacKay New York Tax Free Opportunities	Unlimited	12,005	6,143
MainStay MacKay Short Duration High Yield Fund	Unlimited	24,034	30,333
MainStay MacKay Strategic Bond Fund	Unlimited	37,596	170,144
MainStay MacKay Tax Free Bond Fund	Unlimited	24,599	--
MainStay WMC Enduring Capital Fund	Unlimited	378	--
MainStay WMC International Research Equity Fund	Unlimited	124,851	16,047
MainStay WMC Small Companies Fund	Unlimited	28,329	660
Fund with fiscal year ending November 30
MainStay Cushing MLP Premier Fund	2020	61,574	0
	2021	308,878	0
	2024	49,040	0

The following Funds utilized capital loss carryforwards during the most recent fiscal year end:

MainStay Epoch International Choice Fund	$22,192,909
MainStay MacKay Total Return Bond Fund	22,237,829
MainStay MacKay U.S. Infrastructure Bond Fund	887

The MainStay Cushing MLP Premier Fund had the following net operating loss carryovers approximating the amount indicated for federal income tax purposes, expiring on the dates indicated:

FISCAL YEAR ENDED NET OPERATING LOSS	AMOUNT (000’S)	AVAILABLE THROUGH
November 30, 2014	11,692	November 30, 2034
November 30, 2015	51,787	November 30, 2035
November 30, 2016	21,362	November 30, 2026
November 30, 2017	56,386	November 30, 2037
November 30, 2018	0	Indefinite
November 30, 2019	0	Indefinite
Total	141,227

The MainStay ETF Asset Allocation Funds commenced operations on June 30, 2020. Therefore, the Funds had no capital loss carryforwards.

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains, and are subject to certain limitations with respect to carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income distributable to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds acquired by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a Fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Some of the bonds acquired by a Fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A Fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and thus included in a Fund's investment company taxable income, will depend upon which of the permitted accrual methods the Fund elects.

Where a Fund acquires a bond at a price that exceeds the bond’s stated redemption price at maturity, the bond is considered to have been acquired at a premium which is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds acquired by the Fund, the Fund would reduce the tax basis of the bonds as well as its investment company taxable income by the amount of amortized premium on such bonds. Upon the sale or other disposition of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, a Fund is required to reduce its tax basis as well as the amount of tax-exempt interest available for distribution to shareholders as exempt-interest dividends by the amount of such amortized premium.

Taxation of Options, Futures Contracts, and Similar Instruments

Some of the options, futures contracts and forward contracts entered into by a Fund may be treated as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end of the Fund’s taxable year as well as on certain other dates prescribed in the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized by the Fund. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by a Fund to treat such gain or loss on certain forwards, futures and options as capital gain or loss.

Distribution of a Fund's gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain by a Fund as if the appreciated position were sold by the Fund.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund generally would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale generally would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and interest on obligations that is not exempt from federal income tax, will be taxable income to the Funds. The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, or other financial instruments.

The rules governing the tax aspects of swap agreements entered into by a MainStay Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the MainStay Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The MainStay Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income received (including gains recognized) by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. Such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay International Equity Fund and MainStay WMC International Research Equity Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Additionally, a Fund may be eligible to make such election if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified whether the foreign taxes paid by the Fund will be eligible for such treatment for that year and, if so, such notification will report (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be characterized as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder generally will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Passive Foreign Investment Companies

Certain Funds may invest in shares of foreign corporations which may be treated under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself generally will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have otherwise been characterized as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

MLP Equity Securities

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is subject to U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are subject to U.S. federal income tax on such dividends. For this reason, it is said that corporate income is subject to tax at two levels. Unlike a corporation, an MLP is generally treated for U.S. federal income tax purposes as a partnership, which means that it is not subject to U.S. federal income tax at the partnership entity level. A partnership’s net income (loss) and net gains (losses) are considered earned or incurred, as appropriate, by all of its partners and are generally allocated among all the partners in proportion to their equity interests in the partnership. Each partner is generally subject to tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be subject to tax only at one level — at partner-level.

The Internal Revenue Code generally requires a partnership considered a “publicly-traded partnership” under the Internal Revenue Code to be subject to tax as a corporation for U.S. federal income tax purposes. If, however, a partnership satisfies certain requirements, the partnership will be subject to tax as a partnership for U.S. federal income tax purposes. Such partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90% of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is not itself taxable to an investor (because income of the MLP is considered to have been earned by its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see the general description below as to how a MLP investor’s basis is calculated) in the MLP.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a limited partner in such MLP. Accordingly, the Fund will be required to include in its taxable income such Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.

Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

A Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. The amount realized by a Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. A Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to a Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of income or gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. If a Fund is required to sell equity securities of an MLP to meet redemption requests, the Fund may recognize ordinary income and/or gain for U.S. federal income tax purposes in excess of any cash available for distribution to Fund shareholders. A Fund’s investments in partnerships, including MLPs, may result in such Fund being subject to additional state, local, or foreign income, franchise or withholding tax liabilities.

Any capital losses that a Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use in a current taxable year generally may be carried forward indefinitely.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)

Applicable to all Funds except MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund

Under a Notice issued by the IRS, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to Shareholders subject to tax on UBTI (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The IRS Notice also imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate excess inclusion income to shareholders.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report exempt-interest dividends.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under federal income tax law, a Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Money Market Fund), except with respect to certain shareholders exempt from such reporting.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. During February of each calendar year, each of the Funds will issue to each shareholder a statement of the federal income tax status of all distributions paid during the prior calendar year, including, in the case of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has reported as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

If a shareholder recognizes a loss on a sale or other disposition of Fund shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years for a corporate shareholder), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company that engaged in a reportable transaction are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these reporting requirements does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 24%, in the case of nonexempt shareholders if (1) a shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, a shareholder fails to certify that the shareholder is not subject to backup withholding. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder’s U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund and/or the MainStay MacKay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). However, non-U.S. shareholders should refer to the discussion above in respect to Fund investments in certain REITs or in REMIC residual interests.

Applicable to all Funds except MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay Money Market Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Tax Free Bond Fund

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income or gains earned by a non-U.S. Shareholder from a MainStay Fund is considered to be effectively connected with a U.S. trade or business carried on by the non-U.S. Shareholder, then any dividends or distributions paid to such non-U.S. Shareholder as well as any gains realized by such non-U.S. Shareholder on the sale or exchange of the MainStay Fund’s shares will be subject to U.S. federal income tax at the graduated tax rates applicable to U.S. persons. However, non-U.S. Shareholders may be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above). As such, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a MainStay Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the MainStay Fund or the non-U.S. Shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent reported by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may report all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when distributed to non-U.S. Shareholders. In the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Moreover, distributions paid to a non-U.S. Shareholder that a MainStay Fund reports as derived from qualified short-term capital gains or from net capital gain will not be eligible to be treated as such by the non-U.S. Shareholder if the distribution is attributable to a REIT’s distribution to the MainStay Fund of a gain from the sale or exchange of U.S. real property or an interest in a “U.S. real property holding corporation,” as discussed below, and if the MainStay Fund’s direct and indirect interests in U.S. real property exceed certain levels discussed below. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and as included in the Internal Revenue Code (“FIRPTA”), a non-U.S. Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such non-U.S. Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a MainStay Fund is subject to U.S. federal tax treatment as a “U.S. real property holding corporation” and is not considered to be domestically controlled under U.S. tax law, any gain realized on the sale or exchange of the shares of such MainStay Fund by a non-U.S. Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of such MainStay Fund’s shares would be subject to U.S. tax treatment as FIRPTA gain. A MainStay Fund will be a “U.S. real property holding corporation” for U.S. federal tax purposes if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain a MainStay Fund if all of the following requirements are met: (i) the MainStay Fund is treated as a “qualified investment entity” for U.S. federal tax purposes (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) if a non-U.S. Shareholder owns more than 5% of the MainStay Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a MainStay Fund to such non-U.S. Shareholders may also be treated as FIRPTA gain to the extent derived from gain from the disposition of a U.S. real property interest, and therefore generally would be subject to U.S. federal withholding tax, thereby requiring affected non-U.S. Shareholders to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. Shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a MainStay Fund’s shares, distributions made by a MainStay Fund that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable to such non-U.S. Shareholder as ordinary dividends subject to withholding at a 30% or lower treaty rate. It should be noted that the rules set forth above, other than the withholding rules, will apply notwithstanding a MainStay Fund’s participation in a wash sale transaction or its payment of a substitute dividend with respect to such direct or indirect U.S. real property interests.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. Shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. Shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Applicable to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Term Municipal Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. Shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above); however, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a MainStay Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the MainStay Fund or the non-U.S. shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent reported by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may report all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. Shareholders. Moreover, in the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of

24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

OTHER INFORMATION

Organization and Capitalization

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

MainStay Funds Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2016:

• Effective February 29, 2016, the MainStay U.S. Small Cap Fund changed its name to MainStay Epoch U.S. Small Cap Fund;

• MainStay Retirement 2060 Fund commenced operations on February 29, 2016;

• Effective April 8, 2016, MainStay Marketfield Fund merged with and into Marketfield Fund, a series of Trust for Professional Managers;

• MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016;

• Effective after the close of business on February 17, 2017, MainStay High Yield Opportunities Fund merged into MainStay High Yield Corporate Bond Fund, a series of The MainStay Funds;

• Effective February 28, 2017, the MainStay Emerging Markets Opportunities Fund changed its name to MainStay Emerging Markets Equity Fund;

• Effective March 13, 2017, the MainStay ICAP International Fund changed its name to MainStay Epoch International Choice Fund;

• Effective May 8, 2017, the MainStay ICAP Equity Fund and the MainStay ICAP Select Equity Fund merged into MainStay Epoch U.S. Equity Yield Fund;

• MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017;

• MainStay Epoch International Small Cap Fund was closed to new purchases on December 15, 2017 and liquidated on February 16, 2018;

• Effective February 28, 2018, the following name changes occurred:

Old Name	New Name
MainStay California Tax Free Opportunities Fund	MainStay MacKay California Tax Free Opportunities Fund
MainStay Cornerstone Growth Fund	MainStay MacKay Growth Fund
MainStay Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund
MainStay High Yield Municipal Bond Fund	MainStay MacKay High Yield Municipal Bond Fund
MainStay International Opportunities Fund	MainStay MacKay International Opportunities Fund
MainStay New York Tax Free Opportunities Fund	MainStay MacKay New York Tax Free Opportunities Fund
MainStay S&P 500 Index Fund	MainStay MacKay S&P 500 Index Fund
MainStay Short Duration High Yield Fund	MainStay MacKay Short Duration High Yield Fund
MainStay Total Return Bond Fund	MainStay MacKay Total Return Bond Fund
MainStay U.S. Equity Opportunities Fund	MainStay MacKay U.S. Equity Opportunities Fund

• Effective May 22, 2018, the MainStay MacKay Tax Advantaged Short Term Bond Fund changed its name to MainStay MacKay Short Term Municipal Fund;

• MainStay Absolute Return Multi-Strategy Fund was closed to new purchases on June 22, 2018 and liquidated on November 30, 2018;

• Effective February 28, 2019, MainStay Epoch Global Choice Fund merged into MainStay Epoch Capital Growth Fund;

• Effective April 1, 2019, MainStay Epoch U.S. Small Cap Fund changed its name to MainStay MacKay Small Cap Core Fund;

• Effective after the close of business on June 14, 2019, the following mergers occurred:

Acquired Fund	Acquiring Fund
MainStay Retirement 2010 Fund	MainStay Conservative Allocation Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund	MainStay Moderate Allocation Fund
MainStay Retirement 2040 Fund	MainStay Moderate Growth Allocation Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund	MainStay Growth Allocation Fund

• MainStay MacKay Intermediate Tax Free Bond Fund commenced operations on June 28, 2019;

• Effective December 5, 2019, MainStay Indexed Bond Fund changed its name to MainStay Short Term Bond Fund;

• MainStay MacKay Emerging Markets Equity Fund was closed to new purchases on December 13, 2019, and liquidated on February 26, 2020;

• MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund commenced operations on February 24, 2020;

• Effective May 22, 2020, the MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund merged into MainStay CBRE Global Infrastructure Fund;

• MainStay ETF Asset Allocation Funds commenced operations on June 30, 2020;

• Effective July 31, 2020, MainStay Growth Allocation Fund changed its name to MainStay Equity Allocation Fund, and MainStay Moderate Growth Allocation Fund changed its name to MainStay Growth Allocation Fund;

• Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund changed its name to MainStay MacKay U.S. Infrastructure Bond Fund;

• Effective March 5, 2021, MainStay MacKay Growth Fund changed its name to MainStay WMC Growth Fund;

• Effective March 5, 2021, MainStay MacKay International Opportunities Fund changed its name to MainStay WMC International Research Equity Fund; and

• Effective March 5, 2021, MainStay MacKay Small Cap Core Fund changed its name to MainStay WMC Small Companies Fund.

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2016:

• Effective February 28, 2017, the MainStay Global High Income Fund changed its name to MainStay Emerging Markets Debt Fund;

• Effective February 28, 2017, the MainStay MAP Fund changed its name to MainStay MAP Equity Fund;

• Effective February 28, 2018, the following name changes occurred:

Old Name	New Name
MainStay Common Stock Fund	MainStay MacKay Common Stock Fund
MainStay Convertible Fund	MainStay MacKay Convertible Fund
MainStay Emerging Markets Debt Fund	MainStay MacKay Emerging Markets Debt Fund
MainStay Government Fund	MainStay MacKay Government Fund
MainStay High Yield Corporate Bond Fund	MainStay MacKay High Yield Corporate Bond Fund
MainStay International Equity Fund	MainStay MacKay International Equity Fund
MainStay Tax Free Bond Fund	MainStay MacKay Tax Free Bond Fund
MainStay Unconstrained Bond Fund	MainStay MacKay Unconstrained Bond Fund

• Effective February 28, 2019, the MainStay MacKay Government Fund changed its name to MainStay MacKay Infrastructure Bond Fund;

• Effective June 21, 2019, the MainStay MacKay Emerging Markets Debt Fund changed its name to MainStay Candriam Emerging Markets Debt Fund;

• Effective February 28, 2020, the MainStay Large Cap Growth Fund changed its name to MainStay Winslow Large Cap Growth Fund;

• Effective February 28, 2021, MainStay MacKay Unconstrained Bond Fund changed its name to MainStay MacKay Strategic Bond Fund; and

• Effective March 5, 2021, MainStay MacKay Common Stock Fund changed its name to MainStay WMC Enduring Capital Fund.

Special Considerations for the MainStay MacKay S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Class A, Class A2, Investor Class, Class B, Class C, Class C2, Class R2, Class R3 and SIMPLE Class shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Trustee Liability

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of The MainStay Funds. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The MainStay Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust for The MainStay Funds further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the MainStay Funds described in this SAI. KPMG LLP audits the financial statements of the Funds and may provide other audit, tax, and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, as amended, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. For each class, except Class R6, the Funds (except for the MainStay ETF Asset Allocation Funds) pay NYLIM Service Company fees based on the number of accounts, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. For purposes of allocating these fees and expenses, each Fund (except the MainStay ETF Asset Allocation Funds) combines the shareholder accounts of its Class A, A2, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, Class B, Class C, Class C2 and SIMPLE Class shares (as applicable) into another group. The per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets. A Fund's Class R6 shares, if any, are not combined with any other share class for this purpose. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to any Fund’s share class to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. For Class R6 Shares, each applicable Fund pays NYLIM Service Company a fee calculated on the basis of the average daily net assets attributable to that Fund’s Class R6 shares. For the MainStay ETF Asset Allocation Funds, each Fund pays NYLIM Service Company a fee calculated based on the assets in a shareholder's account up to a certain amount and a per-account fee after such amount to the extent the size of a shareholder account is available.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with DST located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to DST per account and per transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, DST deposits cash received in connection with mutual fund transactions in demand deposit accounts with JPMorgan and retains the interest earnings generated from these accounts. DST will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Funds or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Fund shares held through omnibus accounts.

Sub-Administrator

JPMorgan, 383 Madison Avenue, New York, New York 10179, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, JPMorgan is compensated by New York Life Investments.

Custodian

JPMorgan, 383 Madison Avenue, New York, New York 10179, serves as custodian of the cash and securities of the Funds, and has subcustodial agreements for holding the Funds' foreign assets. For providing these services, JPMorgan is compensated by the Funds.

Additionally, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street"), serves as custodian for certain positions held by MainStay MacKay U.S. Equity Opportunities Fund and MainStay WMC International Research Equity Fund. State Street is compensated by those two Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

Management Ownership

As of January 31, 2021, the Trustees and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of shares of each of the Funds, except that they owned 6.0% of Class I shares of MainStay Conservative Allocation Fund and 7.6% of Class I shares of MainStay Moderate Allocation Fund.

Principal Shareholders and Control Persons

The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Manager or a subadvisory agreement with a Subadvisor, without regard to votes by other Fund shareholders. Additional information about Control Persons, if any, is provided following the tables.

The information provided for each Fund is as of the date indicated for each corresponding table below. The information provided for each Fund is as of a date no more than 30 days prior to the date of filing a post-effective amendment to the applicable Trust’s registration statement with respect to such Fund.

Funds with fiscal year ending April 30

(Information is as of July 31, 2020)

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay CBRE Global Infrastructure Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	518,139.900	19.93%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	296,148.625	11.39%
		FOR EXCL BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD FL 5
		JERSEY CITY NJ 07310-2010
		CHARLES SCHWAB & CO INC	293,015.302	11.27%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		VOYA INSTITUTIONAL TRUST COMPANY	208,256.016	8.01%
		PO BOX 990065
		HARTFORD CT 06199-0065
		RAYMOND JAMES	566,486.214	21.79%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	98,117.152	15.45%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1932
		LPL FINANCIAL	48,344.626	7.61%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	31,918.755	5.03%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		AMERICAN ENTERPRISE INVESTMENT SVC	40,767.469	6.42%
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	186,994.714	29.44%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	1,839,155.780	9.40%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1932
		PERSHING LLC	986,788.541	5.04%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0001
		CHARLES SCHWAB & CO INC	1,024,730.201	5.23%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		NATIONAL FINANCIAL SERVICES LLC	6,330,593.509	32.34%
		OUR CUSTOMERS
		ATTN MUTUAL FUNDS DEPARTMENT
		4TH FLOOR
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	2,315,692.921	11.83%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		AMERICAN BUREAU OF SHIPPING	1,747,705.311	8.93%
		ATTN JAMES CLUTTERBUCK
		1701 CITY PLAZA DR
		SPRING TX 77389-1878
	CLASS R6	NEW YORK LIFE INVESTMENT MGMT	2,023.472	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay CBRE Real Estate Fund	CLASS A	CHARLES SCHWAB & CO INC	881,108.365	5.49%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		MORGAN STANLEY SMITH BARNEY LLC	1,325,317.987	8.26%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	991,430.313	6.18%
		FOR EXCL BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD FL 5
		JERSEY CITY NJ 07310-2010
		PERSHING LLC	1,439,428.727	8.97%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0001
		CHARLES SCHWAB & CO INC	3,137,527.154	19.56%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		VOYA RETIREMENT INSURANCE AND	2,302,719.785	14.35%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
	INVESTOR	PAUL J KING TTEE	1,097.151	7.56%
	CLASS	KING LIVING TRUST
		UA DTD 03/20/2014
		SEBASTIAN R MORETTI	1,154.468	7.96%
		MARIA LAURA FERNANDEZ JTWROS
		NEW YORK LIFE TRUST CO	1,373.144	9.46%
		CUST FOR THE IRA R/O
		DAVID ANDREW SCOTT
		NEW YORK LIFE INVESTMENT MGMT	2,082.867	14.35%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE TRUST CO	864.202	5.96%
		CUST FOR IRA OF
		JOHN AHERN
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	152,285.921	8.18%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	334,807.939	17.98%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	100,939.401	5.42%
		FOR EXCL BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD FL 5
		JERSEY CITY NJ 07310-2010
		PERSHING LLC	161,338.141	8.66%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0001
		LPL FINANCIAL	208,526.432	11.20%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SVCS LLC	365,987.563	19.65%
		2801 MARKET STREET
		SAINT LOUIS MO 63103-2523
		UBS WM USA	157,890.982	8.48%
		SPEC CDY A/C EXL BEN CUSTOMERS
		OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	95,336.886	5.12%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	1,420,071.026	6.99%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	1,149,603.841	5.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	1,716,216.663	8.45%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0001
		CHARLES SCHWAB & CO INC	2,318,459.307	11.41%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		BENTLEY UNIVERSITY	1,306,268.771	6.43%
		175 FOREST ST
		WALTHAM MA 02452-4705
		NATIONAL FINANCIAL SERVICES LLC	3,972,241.677	19.55%
		OUR CUSTOMERS
		ATTN MUTUAL FUNDS DEPARTMENT
		4TH FLOOR
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		UBS WM USA	1,321,112.048	6.50%
		SPEC CDY A/C EXL BEN CUSTOMERS
		OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		PIMS/PRUDENTIAL RETIREMENT	1,385,802.744	6.82%
		AS NOMINEE FOR THE TTEE/CUST PL 005
		NYC HEALTH + HOSPITALS TDA
		55 WATER STREET
		26TH FLOOR, 26-118
		NEW YORK NY 10041-0004
	CLASS R3	MERRILL LYNCH PIERCE FENNER &	53,498.830	19.49%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	26,557.351	9.67%
		SPEC CDY A/C EXL BEN CUSTOMERS
		OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MATRIX TRUST COMPANY CUST FBO	14,348.469	5.23%
		AVA EMPLOYMENT ENTERPRISES LLC
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		DCGT AS TTEE AND/OR CUST	39,829.226	14.51%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
		MID ATLANTIC TRUST COMPANY FBO	23,122.723	8.42%
		VORMITTAG ASSOCIATES INC 401 K P
		1251 WATERFRONT PL STE 525

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PITTSBURGH PA 15222-4228
	CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY	3,190,287.958	62.11%
		PO BOX 990065
		HARTFORD CT 06199-0065
		VOYA RETIREMENT INSURANCE AND	415,844.694	8.10%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		RELIANCE TRUST COMPANY FBO	826,618.305	16.09%
		MASSMUTUAL REGISTERED PRODUCT
		PO BOX 28004
		ATLANTA GA 30358-0004
MainStay Conservative ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	48,316.659	12.62%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE TRUST CO	24,339.711	6.36%
		CUST FOR THE IRA OF
		MARK T STEINWAND
		34104 DEER SPRINGS LN
		NORTH FORK CA 93643-9681
		NEW YORK LIFE TRUST CO CUST	50,665.270	13.24%
		MULTIPLE BENEFITS CORP NDFI SIMP-IR
		BEVERLY W HOMBROEK
		1185 MONTCLAIR WAY
		SNELLVILLE GA 30078-7327
		NEW YORK LIFE TRUST CO CUST	26,824.703	7.01%
		MULTIPLE BENEFITS CORP NDFI SIMP-IR
		ADRIAN L HOMBROEK
		1185 MONTCLAIR WAY
		SNELLVILLE GA 30078-7327
	CLASS C	NEW YORK LIFE TRUST CO	5,056.227	27.24%
		CUST FOR THE IRA OF
		ELAINE STANLEY
		NEW YORK LIFE TRUST CO	3,663.688	19.73%
		CUST FOR THE ROTH IRA OF
		JEFFREY LYNN KUTTERER
		NEW YORK LIFE TRUST CO	2,875.109	15.49%
		CUST FOR THE ROTH IRA OF
		MARJORIE WOLFEY KUTTERER
		NEW YORK LIFE TRUST COMPANY	3,001.577	16.17%
		CUST FOR THE ROTH IRA OF
		LYN M PROCTOR
		NEW YORK LIFE INSURANCE COMPANY -	2,500.000	13.47%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS I	NEW YORK LIFE INSURANCE COMPANY -	192,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS R3	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
MainStay Defensive ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	45,806.982	52.72%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE TRUST CO	6,170.981	7.10%
		CUST FOR THE IRA OF
		GERALDINE S FINCH
		MARIA E GRAY	9,462.151	10.89%
		TOD REGISTRATION ON FILE
	CLASS C	NEW YORK LIFE TRUST CO	1,551.598	7.56%
		CUST FOR THE IRA OF
		ADELE N CASADAY
		NEW YORK LIFE TRUST CO	1,572.797	7.67%
		CUST FOR THE IRA OF
		KEVIN N WARDLE
		NEW YORK LIFE INSURANCE COMPANY -	2,500.000	12.19%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		NEW YORK LIFE TRUST CO	2,754.120	13.43%
		CUST FOR THE IRA OF
		MECHELLE D HARRINGTON
		CHARLES & H IRENE NEIBLING REV TR	11,598.706	56.55%
		UA DTD 05/09/2003
		RAUL RAYMOND NEIBLING TTEE
	CLASS I	NEW YORK LIFE INSURANCE COMPANY -	192,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS R3	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
MainStay Equity ETF Allocation Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	5,254.176	5.25%
		CUST FOR THE ROTH IRA OF
		ROBERT A GLECKLER
		TASI K SHERPA	5,044.490	5.04%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE TRUST COMPANY	5,288.856	5.29%
		CUST FOR THE ROTH IRA OF
		BARRY A COCHRAN
		NEW YORK LIFE TRUST CO CUST	12,762.737	12.76%
		SEQUOIA GROUP NDFI SIMP-IRA
		CHRIS KUKUCHKA
	CLASS C	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	79.22%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		KAYLA L ALLMENDINGER	655.645	20.78%
		RETAIL
	CLASS I	NEW YORK LIFE INSURANCE COMPANY -	192,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS R3	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	100.00%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
MainStay Growth ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	31,061.648	8.79%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE TRUST COMPANY	17,801.932	5.04%
		CUST FOR THE ROTH IRA OF
		GEORGE A ST BONORE
	CLASS C	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS I	NEW YORK LIFE INSURANCE COMPANY -	192,500.000	99.65%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS R3	NATIONAL FINANCIAL SERVICES LLC	9,794.319	79.67%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE COMPANY -	2,500.000	20.33%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
MainStay MacKay Intermediate Tax Free Bond Fund	CLASS A	PERSHING LLC	7,561.189	36.36%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NANCY G CASHEN LIVING TRUST	5,563.261	26.75%
		UA DTD 12/30/2003
		NANCY GEANE COURTNEY TTEE
		SUDHAKAR PRASAD	5,099.417	24.52%
		ARTI PRASAD JTWROS
		TOD REGISTRATION ON FILE
		NEW YORK LIFE INSURANCE COMPANY	2,558.540	12.30%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	INVESTOR	NEW YORK LIFE TRUST CO	329.641	11.41%
	CLASS	CUST FOR THE IRA OF
		CURTIS R BALLARD
		NEW YORK LIFE INSURANCE COMPANY	2,558.163	88.58%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS C	PATRICK HAMMON	5,626.958	68.80%
		RETAIL
		NEW YORK LIFE INSURANCE COMPANY	2,551.849	31.20%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS I	NEW YORK LIFE INSURANCE COMPANY	5,119,209.186	96.98%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R6	NEW YORK LIFE INSURANCE COMPANY	2,565.403	100.00%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
MainStay MacKay Short Term Municipal Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	2,579,741.946	9.07%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	8,151,392.402	28.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	3,647,191.641	12.83%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	2,409,319.939	8.47%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NYLIFE DISTRIBUTORS INC	1,683,197.061	5.92%
		MARTA HANSEN DIRECTOR
		BRIAN WICKWIRE MANAGING DIRECTOR
		AUDIT ACCOUNT
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		RAYMOND JAMES	2,913,700.483	10.25%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	6,112,100.974	7.22%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	32,508,490.404	38.38%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION TEAM
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	14,433,258.667	17.04%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	5,136,629.395	6.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	4,763,478.426	5.62%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WEEHAWKEN NJ 07086-6761
		SEI PRIVATE TRUST COMPANY	4,348,731.348	5.13%
		C/O BMO HARRIS SWP
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
MainStay Moderate ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	117,935.988	13.92%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE TRUST COMPANY	114,113.101	13.47%
		CUST FOR THE IRA ROLLOVER
		WILLIAM A CALL
		NEW YORK LIFE TRUST CO	52,569.970	6.21%
		CUST FOR THE IRA R/O
		DOUGLAS G KREDIT
		NEW YORK LIFE TRUST CO CUST	52,698.629	6.22%
		CYNTHIA WIEDERHOLD CPA NDFI SIMP-IR
		CYNTHIA WIEDERHOLD
	CLASS C	MARJORIE A ST BONORE	1,404.989	20.09%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE TRUST CO	678.274	9.70%
		CUST FOR THE ROTH IRA OF
		ANITA J MERRELL
		NEW YORK LIFE TRUST CO	736.651	10.53%
		CUST FOR THE IRA OF
		DENNIS L CARLSON
		NEW YORK LIFE INSURANCE COMPANY -	2,500.000	35.74%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		NEW YORK LIFE TRUST CO	954.758	13.65%
		CUST FOR THE ROTH IRA OF
		TERESA L WRIGHT
		ROGELIO VALDEZ	600.169	8.58%
		TOD REGISTRATION ON FILE
	CLASS I	NEW YORK LIFE INSURANCE COMPANY -	192,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS R3	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	100.00%
		SSC
		ATTN: CRAIG SABAL
		51 MADISON AVENUE
		NEW YORK NY 10010-1655

Funds with fiscal year ending October 31

(Information is as of January 31, 2021)

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay Balanced Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,613,805.022	18.96%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS B	MERRILL LYNCH PIERCE FENNER &	27,896.428	8.30%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	33,088.742	9.85%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	104,796.465	10.67%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	96,578.283	9.83%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	69,816.935	7.11%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	97,992.107	9.97%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	68,306.321	6.95%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	58,459.391	5.95%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	119,791.430	12.19%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	3,208,445.929	62.72%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	905.175	33.59%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		FRONTIER TRUST COMPANY FBO	1,035.697	38.43%
		MANGANO LAW OFFICES CO., LPA 401(K)
		217576
		P.O. BOX 10758
		FARGO ND 58106-0758
		MID ATLANTIC TRUST COMPANY FBO	674.289	25.02%
		NEW YORK RESIDENTIAL WORKS INC 401(
		1251 WATERFRONT PL STE 525

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PITTSBURGH PA 15222-4228
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	8,504.148	15.22%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	26,070.418	46.65%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		UBS WM USA	9,908.823	17.73%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MID ATLANTIC TRUST COMPANY FBO	9,603.820	17.19%
		BELOIT MEMORIAL HOSPITAL 457(B) PLA
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	VOYA INSTITUTIONAL TRUST COMPANY	3,915.936	6.03%
		PO BOX 990065
		HARTFORD CT 06199-0065
		NATIONAL FINANCIAL SERVICES LLC	3,925.134	6.04%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	4,712.031	7.25%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	5,220.854	8.04%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	3,778.697	5.82%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		MID ATLANTIC TRUST COMPANY FBO	4,472.231	6.88%
		MARY ANN SANDERS DMD PA 401(K) PROF
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		JOHN HANCOCK TRUST COMPANY LLC	11,946.091	18.39%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	740.824	45.30%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		NEW YORK LIFE INVESTMENT MGMT	894.667	54.70%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Candriam Emerging Markets Debt Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,058,890.099	35.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	22,045.441	13.79%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	15,173.736	9.49%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	64,034.480	10.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	93,419.434	15.76%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	40,826.945	6.89%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	62,117.572	10.48%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	70,679.957	11.93%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	55,938.830	8.21%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		PERSHING LLC	69,254.605	10.17%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	103,690.776	15.22%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	97,552.655	14.32%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	39,221.282	5.76%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	37,845.004	5.56%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ST LOUIS MO 63103-2523
		UBS WM USA	102,926.675	15.11%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	101,767.623	14.94%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
MainStay Candriam Emerging Markets Equity	CLASS A	PERSHING LLC	10,316.697	6.39%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		BABCO INTERNATIONAL INC PSP MASTER	12,392.655	7.68%
		TEXANA SONNEFELD TTEE
		1931 W GRANT RD STE 320
		TUCSON AZ 85745-1104
	CLASS C	PERSHING LLC	1,815.463	9.67%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE TRUST CO	1,451.693	7.73%
		CUST FOR THE IRA OF
		ANTHONY LAFROMBOISE
		NEW YORK LIFE TRUST CO	1,986.710	10.58%
		CUST FOR THE ROTH IRA OF
		ANGELA ISABEL CHEN
		NEW YORK LIFE TRUST CO	1,663.418	8.86%
		CUST FOR THE ROTH IRA OF
		MELODY CHEN
		CRAIG F GONG	2,250.298	11.98%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE TRUST CO	1,350.736	7.19%
		CUST FOR THE ROTH IRA OF
		MARK D MANTEGNA
		SCOTT W MCKAIG	2,847.923	15.17%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE TRUST CO CUST	1,434.936	7.64%
		S & K MACHINEWORKS & FABRICATION
		DAN SCOTT
	CLASS I	NEW YORK LIFE TRUST CO	703.730	19.98%
		CUST FOR THE ROTH IRA OF
		RICHARD S TRUTANIC
		NEW YORK LIFE INVESTMENT MGMT	2,818.171	80.02%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
	CLASS R6	NEW YORK LIFE INSURANCE CO	1,759,016.939	28.05%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,548,595.408	24.70%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	540,127.755	8.61%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,419,370.356	38.59%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
MainStay Conservative Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,445,098.456	14.62%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	332,528.661	11.07%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	151,378.405	22.27%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		BB&T COMPANY OF VA CUST	52,012.628	7.65%
		FBO IPC PROTOTYPE PLAN
		C/O CYNTHIA JONES
		PO BOX 2899
		VIRGINIA BCH VA 23450-2899
		NATIONAL FINANCIAL SERVICES LLC	75,253.418	11.07%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		STRATEGIC MANAGEMENT ADVISORS LLC	42,442.681	6.24%
		401K PLAN FBO SUSAN B KERLEY
		SUSAN B KERLEY TTEE
		PO BOX 9572
		NEW HAVEN CT 06535-0572
		UBS WM USA	97,401.131	14.33%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	68,584.412	10.09%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R2	UBS WM USA	707.180	7.60%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MID ATLANTIC TRUST COMPANY FBO	8,540.955	91.81%
		ADVALUE PHOTONICS INC. 401(K)
		PROFIT SHARING PLAN & TRUST

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	JOSE L IBARRA MD CASH BALANCE PLAN	66,004.279	63.71%
		JOSE L IBARRA TTEE
		5561 E KINGS CANYON RD
		FRESNO CA 93727-4528
		ARUSHA CONSULTANTS INC 401K PLAN	8,248.709	7.96%
		NIRUPAMA KUMRIA TTEE
		FBO NIRUPAMA KUMIA
		56 ROYAL WAY
		NEW HYDE PARK NY 11040-1233
		MONTEBELLO PROFESSIONAL PHARMACY	5,544.168	5.35%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3735
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	3,040.015	43.50%
		EASY SEVEN LLC
		LARRY D COX
		NEW YORK LIFE INVESTMENT MGMT	2,063.754	29.53%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Epoch Capital Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	261,562.167	36.71%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	37,037.539	5.20%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	4,711.245	5.37%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	5,942.794	6.77%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		AMERICAN ENTERPRISE INVESTMENT SVC	19,465.562	22.18%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		OPPENHEIMER & CO INC. FBO	4,563.452	5.20%
		FBO R GREGORY DRYER IRA
		110 CARRIAGE TRL
		BARRINGTON IL 60010-2869
		UBS WM USA	9,655.790	11.00%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		RAYMOND JAMES	5,399.189	6.15%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	EPOCH INVESTMENT PARTNERS INC	700,669.593	21.62%
		ADAM BORAK CFO
		DAVID BARNETT TTEE
		399 PARK AVE FL 31
		NEW YORK NY 10022-4614
		NEW YORK LIFE INSURANCE CO	170,983.613	5.27%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		57200
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	277,606.125	8.56%
		MAINSTAY VP MODERATE ALLOCATION
		-57220
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	461,419.781	14.23%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	286,988.421	8.85%
		MAINSTAY VP GROWTH ALLOCATION
		-57210
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	207,557.781	6.40%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	211,943.691	6.54%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
MainStay Epoch Global Equity Yield Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	957,601.925	15.39%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	1,138,167.161	18.29%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,090,440.568	17.52%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		RAYMOND JAMES	426,087.572	6.85%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	INVESTOR	MATRIX TRUST COMPANY AS AGENT FOR	39,014.861	8.05%
	CLASS	ADVISOR TRUST, INC
		CARROLLTON ORTHOPAEDIC CLINIC PC
		401K AND PSP
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY AS AGENT FOR	55,026.439	11.35%
		ADVISOR TRUST, INC
		CARROLLTON EMERGENCY PHYSICIANS PC
		401K / PROFIT SHARING PLAN
		717 17TH ST STE 1300
		DENVER CO 80202-3304
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	210,884.881	9.08%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	148,305.393	6.39%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	186,333.286	8.02%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	174,228.336	7.50%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	270,977.463	11.67%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	379,474.782	16.34%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	530,100.792	22.83%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	4,200,496.187	7.71%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	5,172,535.146	9.50%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	3,724,067.819	6.84%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		AMERICAN ENTERPRISE INVESTMENT SVC	11,374,633.497	20.89%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	15,219,004.450	27.95%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		CHARLES SCHWAB & CO INC	3,237,456.676	5.95%
		ATTN: MUTUAL FUNDS DEPT
		TEAM M 333/08-402
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
	CLASS R2	FIIOC FBO	16,004.491	59.10%
		HIRSCHFELD KRAEMER LLP PSP 401K
		100 MAGELLAN WAY
		COVINGTON KY 41015-1999
		NEW YORK LIFE INVESTMENT MGMT	1,809.873	6.68%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		UBS WM USA	9,264.973	34.21%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	BNL ENTERPRISES INC DEF PENS PLAN	2,652.304	9.73%
		ROBERT SANGERMAN TTEE
		5618 W CAVEDALE DR
		PHOENIX AZ 85083-6370
		NEW YORK LIFE INVESTMENT MGMT	1,823.354	6.69%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		MATRIX TRUST COMPANY AS AGENT FOR	1,730.353	6.35%
		ADVISOR TRUST, INC
		WADE'S WOODWORKING INC 401K PLAN
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	10,890.507	39.94%
		EMMANUEL R. DE LA PAZ, DDS PROFIT S
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MATRIX TRUST COMPANY CUST. FBO	6,416.160	23.53%
		G/B MARKETING, INC. PROFIT SHARING
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R6	COMMUNITY BANK NA CUSTODIAN FBO	9,921.626	37.49%
		LOWELL DENTISTRY FOR CHILDREN
		401K PLAN
		6 RHOADS DR STE 7
		UTICA NY 13502-6317
		STATE STREET BANK AND TRUST	8,324.572	31.46%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		GREAT-WEST TRUST COMPANY LLC FBO	4,744.421	17.93%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		MATRIX TRUST COMPANY AS AGENT FOR	2,170.450	8.20%
		ADVISOR TRUST, INC
		PRATHER PLUMBING & HEATING INC,
		717 17TH ST STE 1300
		DENVER CO 80202-3304
MainStay Epoch International Choice Fund	CLASS A	EDWARD D JONES & CO	80,960.068	12.94%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		NATIONAL FINANCIAL SERVICES LLC	162,172.368	25.92%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	50,200.694	8.02%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	4,833.450	5.72%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	59,420.348	70.34%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	572,804.266	8.18%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	609,537.411	8.70%
		MAINSTAY VP MODERATE ALLOCATION
		-57220

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,564,041.946	22.33%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,156,319.837	16.51%
		MAINSTAY VP GROWTH ALLOCATION
		-57210
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	417,851.079	5.96%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	397,822.540	5.68%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	646,538.001	9.23%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	CLASS R1	VOYA RETIREMENT INSURANCE AND	4,599.794	66.21%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		MATRIX TRUST COMPANY CUST. FBO	1,253.479	18.04%
		LOADPATH, LLC 401(K) PLAN
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MID ATLANTIC TRUST COMPANY FBO	886.615	12.76%
		SCHNECK AND SCHNECK INC 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R2	STATE STREET BANK AND TRUST	193,865.495	83.72%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		GREAT-WEST TRUST COMPANY LLC FBO	13,222.900	5.71%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R3	STATE STREET BANK AND TRUST	90,669.145	78.89%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		ASCENSUS TRUST COMPANY FBO	6,242.186	5.43%
		WATSON FAMILY DENTISTRY EE SAVINGS
		208614

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		P.O. BOX 10758
		FARGO ND 58106-0758
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	696.379	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Epoch U.S. All Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	483,899.636	28.95%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	4,208.210	5.42%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NEW YORK LIFE TRUST CO	5,460.291	5.53%
		CUST FOR THE ROTH IRA OF
		MICHAEL R DEPALMA
		12 DEVONSHIRE LN
		MADISON CT 06443-1681
		NEW YORK LIFE TRUST CO CUST	5,571.025	5.64%
		SMITH JOHNSON GROUP INC NDFI SIM-IR
		MICHAEL BELL
		PO BOX 652
		SLATERSVILLE RI 02876-0652
		UBS WM USA	8,971.418	9.09%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	2,731,261.783	76.53%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R6	NEW YORK LIFE INSURANCE CO	1,060,007.454	11.84%
		MAINSTAY VP MODERATE ALLOCATION
		-57220
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,321,816.047	25.93%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,462,871.603	16.34%
		MAINSTAY VP GROWTH ALLOCATION
		-57210
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	974,968.790	10.89%
		MAINSTAY EQUITY ALLOCATION FUND

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	967,792.072	10.81%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,441,219.698	16.09%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
MainStay Epoch U.S. Equity Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,289,996.879	17.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	57,728.651	5.12%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	167,624.210	14.85%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	89,474.482	7.93%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	89,885.213	7.97%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	117,917.026	10.45%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	202,018.956	17.90%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	CHARLES SCHWAB & COMPANY INC	2,793,944.135	15.59%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	1,196,885.574	6.68%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	2,911,297.244	16.24%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	1,228,645.351	6.85%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	1,197,714.960	6.68%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	2,189,341.788	12.21%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R1	PERSHING LLC	7,113.178	15.62%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		ASCENSUS TRUST COMPANY FBO	4,428.381	9.72%
		LAN WAN ENTERPRISE, INC. 401(K) PLA
		205082
		P.O. BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	4,258.142	9.35%
		BUCKMAN, BUCKMAN & REID 401(K) AND
		205649
		PO BOX 10758
		FARGO ND 58106-0758
		NATIONAL FINANCIAL SERVICES LLC	25,989.327	57.06%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	CLASS R2	STATE STREET BANK AND TRUST	35,304.386	45.48%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		FIIOC FBO	4,440.755	5.72%
		FRANK W DIVER INC 401K PS PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		MG TRUST COMPANY TRUSTEE	9,993.190	12.87%
		WILLOW CONSTRUCTION LLC
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	4,520.777	5.82%
		FLEXOGRAFIX INCORPORATED EMPLOYEES
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NATIONAL FINANCIAL SERVICES LLC	10,024.285	12.91%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	CLASS R3	STATE STREET BANK AND TRUST	40,759.076	22.00%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1 LINCOLN ST
		BOSTON MA 02111-2901
		FRONTIER TRUST COMPANY FBO	36,409.565	19.65%
		WATSON FAMILY DENTISTRY EE SAVINGS
		208614
		PO BOX 10758
		FARGO ND 58106-0758
	CLASS R6	NEW YORK LIFE INSURANCE CO	1,686,920.921	26.43%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,537,228.132	24.09%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	578,678.574	9.07%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,256,718.490	35.36%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	1,614.739	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Equity Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,960,419.699	10.56%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	113,292.440	10.38%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	86,509.740	7.93%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS I	PERSHING LLC	44,757.277	13.88%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE AGENTS	119,836.872	37.17%
		REINSURANCE COMPANY
		C/O CHRIS FIEND
		30 HUDSON ST 23RD FLOOR
		JERSEY CITY NJ 07302-4805
		NYLARC HOLDINGS COMPANY	41,449.424	12.86%
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NATIONAL FINANCIAL SERVICES LLC	53,890.943	16.71%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	21,269.027	6.60%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R3	NATIONAL FINANCIAL SERVICES LLC	36,822.562	36.15%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	5,210.221	5.12%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	5,210.221	5.12%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	5,772.545	5.67%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	5,760.454	5.66%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	1,008.983	15.28%
		ST MARYS HOME HEALTH
		GOR KRBOYAN
		NEW YORK LIFE TRUST CO CUST	971.312	14.71%
		HANKEYS RIVERSIDE LLC
		JUSTIN C HANKEY
		NEW YORK LIFE TRUST CO CUST	888.265	13.45%
		HANKEYS RIVERSIDE LLC
		AMANDA L HANKEY
		NEW YORK LIFE TRUST CO CUST	375.498	5.69%
		GOSS EYE CARE LLC
		SARA M GOSS
		NEW YORK LIFE TRUST CO CUST	358.370	5.43%
		CONNOR DALY CONSTRUCTION
		CONNOR DALY
		NEW YORK LIFE INVESTMENT MGMT	1,664.888	25.21%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Floating Rate Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	8,438,223.567	25.99%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	2,584,054.190	7.96%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS B	MERRILL LYNCH PIERCE FENNER &	32,164.828	22.86%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	7,382.749	5.25%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	8,388.607	5.96%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	535,993.404	8.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	310,693.008	5.10%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	423,167.510	6.95%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	2,507,885.758	41.19%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	3,900,936.780	6.44%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	3,564,547.176	5.89%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	17,651,825.209	29.16%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		RAYMOND JAMES	6,488,442.419	10.72%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		COLORADO OFFICIALS & EE RET ASSOC	6,847,437.152	11.31%
		CCOERA 401A & 457 PLANS
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R3	BNL ENTERPRISES INC DEF PENS PLAN	2,929.363	5.07%
		ROBERT SANGERMAN TTEE

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		5618 W CAVEDALE DR
		PHOENIX AZ 85083-6370
		NATIONAL FINANCIAL SERVICES LLC	10,964.912	18.99%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	11,475.167	19.88%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	3,076.467	5.33%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	5,517.604	9.56%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		MID ATLANTIC TRUST COMPANY FBO	13,971.675	24.20%
		TRIANGLE SPORTS INC 401(K) PROFIT S
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
		MATRIX TRUST COMPANY CUST. FBO	3,786.355	6.56%
		G/B MARKETING, INC. PROFIT SHARING
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	11,695,494.675	81.98%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		NEW YORK LIFE INSURANCE CO	1,613,315.160	11.31%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	2,855.909	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,775,705.450	9.46%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	247,016.853	11.03%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	298,728.961	48.99%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		THE GARY M & PATRICIA J O'NEILL	33,307.517	5.46%
		REVOVCABLE LIVING TRUST
		DTD 2/17/1988
		GARY M & PATRICIA J O'NEILL TTEE
		RAYMOND JAMES	65,829.980	10.80%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R1	ASCENSUS TRUST CO FBO	2,426.280	100.00%
		ALLIANCE INSURANCE SERVICES LLC 401
		#225528
		ASCENSUS TRUST COMPANY
		PO BOX 10577
		FARGO ND 58106-0577
	CLASS R2	UBS WM USA	6,471.787	99.29%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	GRAND RIVER GASTROENTEROLOGY PC	9,632.753	11.81%
		PSP 401K KENNETH S LOWN TTEE
		FBO SUSAN KAIS
		3015 3 MILE RD NE
		GRAND RAPIDS MI 49525-3119
		NATIONAL FINANCIAL SERVICES LLC	22,620.689	27.73%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	11,771.521	14.43%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		MID ATLANTIC TRUST COMPANY FBO	4,084.821	5.01%
		LIFETIME FAMILY MEDICINE 401(K) PRO
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	10,781.196	36.36%
		FRANCIS MCQ LAWRENCE PLC
		FRANCIS M LAWRENCE
		NEW YORK LIFE TRUST CO CUST	1,489.380	5.02%
		EASY SEVEN LLC
		CHRISTOPHER J VALENZUELA
		NEW YORK LIFE TRUST CO CUST	1,506.251	5.08%
		GOSS EYE CARE LLC
		SHERRY L MCGRATH
		NEW YORK LIFE INVESTMENT MGMT	1,743.847	5.88%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Income Builder Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	5,442,821.833	15.67%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	180,836.851	18.79%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T99
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	62,711.245	6.52%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PERSHING LLC	52,649.179	5.47%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	59,367.470	6.17%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	559,688.477	7.42%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	492,974.047	6.53%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	422,601.298	5.60%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	512,214.936	6.79%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	1,626,640.093	21.55%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	894,285.397	11.85%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	477,303.728	6.32%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,021,208.238	13.53%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	1,420,032.091	6.07%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	3,693,349.425	15.77%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	2,010,811.441	8.59%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		JOHN HANCOCK TRUST COMPANY LLC	1,196,524.364	5.11%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		LPL FINANCIAL	1,769,818.092	7.56%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	1,367,834.088	5.84%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	2,191,905.364	9.36%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	2,056,271.549	8.78%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		TD AMERITRADE INC FOR THE	1,300,075.940	5.55%
		EXCLUSIVE BENEFIT OF OUR CLIENTS
		PO BOX 2226
		OMAHA NE 68103-2226
		RAYMOND JAMES	2,596,793.374	11.09%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	97,178.860	58.74%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	23,024.449	13.92%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	25,987.691	15.71%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MATRIX TRUST COMPANY CUST. FBO	17,593.091	10.63%
		BRANDYWINE EYE CENTER, PA
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R3	NATIONAL FINANCIAL SERVICES LLC	18,776.874	20.79%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		MID ATLANTIC TRUST COMPANY FBO	15,497.800	17.16%
		ABSOLUTE ENTERPRISES INC 401(K) PRO
		1251 WATERFRONT PL STE 525

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	5,676.666	6.29%
		STANISLAWSKI & COMPANY INC 401(K) P
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
	CLASS R6	NEW YORK LIFE PROGRESS-SHARING	4,677,644.523	97.17%
		STATE STREET BANK TTEE
		JASON LANDRY - PLAN CONTACT
		ONE LINCOLN ST
		BOSTON MA 02111-2901
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	1,300.926	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay MacKay California Tax Free Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	3,933,564.051	10.62%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	6,685,570.719	18.06%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	6,223,888.883	16.81%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JP MORGAN SECURITIES LLC OMNI ACCT	2,481,221.212	6.70%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	3,635,918.020	9.82%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	5,365,264.479	14.49%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,854,070.379	5.01%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	JP MORGAN SECURITIES LLC OMNI ACCT	358,845.190	6.17%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		MORGAN STANLEY SMITH BARNEY LLC	686,843.369	11.80%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	1,406,637.849	24.18%
		SMITH INC - FOR THE SOLE BENEFIT

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	735,825.677	12.65%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	1,255,930.704	21.59%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	497,084.072	8.54%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC	12,011.575	83.79%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NEW YORK LIFE INVESTMENT MGMT	2,324.480	16.21%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	12,638,476.662	19.89%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	22,564,335.096	35.52%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	3,599,272.315	5.67%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	3,226,434.622	5.08%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	4,466,529.705	7.03%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	4,056,920.754	6.39%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	247,007.760	99.04%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		BROOKLYN NY 11245-0003
MainStay MacKay Convertible Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	8,076,874.339	23.68%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	31,090.430	6.16%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	252,523.473	9.57%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	216,149.697	8.19%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	189,630.639	7.19%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	152,116.534	5.76%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	154,093.581	5.84%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	297,606.414	11.28%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	404,389.955	15.32%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	4,543,612.462	11.08%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	2,434,234.468	5.94%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	2,280,551.053	5.56%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	6,092,220.460	14.86%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	3,422,709.700	8.35%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	3,935,264.240	9.60%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		WELLS FARGO BANK NA FBO	2,219,659.074	5.41%
		WFC CBP - MACKAY SHIELDS
		23825446
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
		RAYMOND JAMES	2,712,851.395	6.62%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
MainStay MacKay High Yield Corporate Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	200,549,241.245	29.26%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	493,817.254	7.44%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,155,601.865	17.41%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	8,618,526.207	16.19%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	4,579,584.984	8.60%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	4,138,161.037	7.77%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	6,175,020.049	11.60%
		SPECIAL CUSTODY ACCT FOR THE

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	4,092,378.431	7.69%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	44,530,281.448	6.67%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	33,657,693.325	5.04%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	59,976,571.974	8.99%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	71,020,930.254	10.64%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	244,444,286.471	36.64%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS R1	ASCENSUS TRUST COMPANY FBO	762.353	7.33%
		GAMCO INVESTORS, INC. 401(K) PLAN
		35955
		P.O. BOX 10758
		FARGO ND 58106-0758
		NEW YORK LIFE INVESTMENT MGMT	7,264.283	69.86%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		MATRIX TRUST COMPANY CUST. FBO	1,016.368	9.77%
		HARBORVIEW HEALTH SYSTEMS 401(K)
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	1,355.105	13.03%
		SIEGELVISION 401(K) PLAN
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	300,195.202	15.97%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		STATE STREET BANK AND TRUST	309,049.757	16.44%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		UBS WM USA	112,984.117	6.01%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		DCGT AS TTEE AND/OR CUST	369,952.733	19.68%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
		NATIONAL FINANCIAL SERVICES LLC	101,076.467	5.38%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		PIMS/PRUDENTIAL RETIREMENT	150,002.829	7.98%
		AS NOMINEE FOR THE TTEE/CUST PL 008
		MICHIGAN CATHOLIC CONFERENCE 403
		510 S CAPITOL AVE
		LANSING MI 48933-2306
	CLASS R3	ONZA RACING CORP DEF BENEFIT PLAN	78,693.438	15.33%
		HAMILTON CHEN TTEE
		9800 RESEARCH DR
		IRVINE CA 92618-4310
		PAI TRUST COMPANY, INC.	26,943.312	5.25%
		CRESTVIEW AUTO BODY, INC. 401(K) P/
		1300 ENTERPRISE DRIVE
		DE PERE WI 54115-4934
		ASCENSUS TRUST COMPANY FBO	148,772.289	28.98%
		COMWEB PACKAGING CORP., EMPLOYEES 4
		192170
		P.O. BOX 10758
		FARGO ND 58106-0758
	CLASS R6	EDWARD D JONES & CO	328,970,646.949	40.92%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		JP MORGAN SECURITIES LLC OMNI ACCT	393,463,845.444	48.94%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	4,589.842	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay MacKay High Yield Municipal Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	15,723,200.610	9.12%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	23,484,933.594	13.63%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	61,982,128.159	35.96%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	15,393,297.920	8.93%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	8,832,335.135	5.12%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	2,804,755.902	10.10%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	4,853,795.822	17.48%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	1,424,581.821	5.13%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	4,579,291.003	16.49%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	1,742,833.057	6.28%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	2,313,793.873	8.33%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	4,485,017.914	16.16%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	37,009,576.465	8.01%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	101,450,270.182	21.97%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	23,495,540.994	5.09%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	41,134,935.374	8.91%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	51,509,048.629	11.15%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	25,051,807.475	5.43%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	30,601,653.081	6.63%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	31,820,193.562	6.89%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		SEI PRIVATE TRUST COMPANY	24,729,880.039	5.36%
		C/O BMO HARRIS SWP
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
	CLASS R6	WELLS FARGO BANK NA FBO	71,803,655.624	98.54%
		OMNIBUS CASH CASH
		XXXX0
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
MainStay MacKay Infrastructure Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	2,312,318.915	18.59%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	768,279.670	6.18%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	723,189.450	5.81%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS B	MERRILL LYNCH PIERCE FENNER &	16,010.109	7.78%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T88
		4800 DEER LAKE DRIVE EAST 3RD FL

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JACKSONVILLE FL 32246-6484
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	134,754.049	12.70%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	113,041.458	10.65%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	83,389.339	7.86%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	244,810.588	23.08%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	4,710,593.695	13.86%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	3,705,471.633	10.90%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	3,049,191.579	8.97%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	4,125,297.878	12.13%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	3,457,416.855	10.17%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	5,604,146.593	16.48%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RBC CAPITAL MARKETS LLC	2,536,000.811	7.46%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
		RAYMOND JAMES	4,279,070.840	12.59%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R6	SEI PRIVATE TRUST COMPANY	11,353,930.456	86.47%
		C/O BMO HARRIS SWP

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		SEI PRIVATE TRUST COMPANY	1,232,904.882	9.39%
		C/O BMO HARRIS SWP
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
MainStay MacKay International Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	839,642.258	23.30%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	22,724.187	12.77%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	12,998.045	7.30%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	17,371.030	9.76%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	16,173.770	9.09%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	24,489.392	13.76%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	ROMAN CATHOLIC BISHOP OF	157,223.066	7.53%
		PORTLAND A CORPORATION SOLE
		C/O SCOTT H GRAFF
		510 OCEAN AVE
		PORTLAND ME 04103-4936
		NEW YORK LIFE FOUNDATION	602,986.973	28.87%
		51 MADISON AVE BSMT 1B RM 252
		NEW YORK NY 10010-1655
		NATIONAL FINANCIAL SERVICES LLC	639,785.200	30.63%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	123,994.526	5.94%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		TD AMERITRADE INC FOR THE	108,751.885	5.21%
		EXCLUSIVE BENEFIT OF OUR CLIENTS
		PO BOX 2226
		OMAHA NE 68103-2226
	CLASS R1	COUNSEL TRUST DBA MID ATLANTIC TST	409.062	5.13%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FBO AMBIOTEC C ENGINEERING GRP 401K
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
		MATRIX TRUST COMPANY CUST. FBO	3,216.365	40.34%
		HPCA SERVICES GROUP, LLC
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MID ATLANTIC TRUST COMPANY FBO	1,812.059	22.73%
		SANTINI BROTHERS IRON WORKS 401(K)
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	2,450.942	30.74%
		FARMER, FUQUA & HUFF, P.C. 401(K) P
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R2	UBS WM USA	1,431.784	5.22%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MERRILL LYNCH PIERCE FENNER &	7,538.798	27.46%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		MID ATLANTIC TRUST COMPANY FBO	2,242.004	8.17%
		ADVALUE PHOTONICS INC. 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		ASCENSUS TRUST COMPANY FBO	6,044.820	22.02%
		PERAGALLO ORGAN COMPANY 401K 69135
		P.O. BOX 10758
		FARGO ND 58106-0758
		MID ATLANTIC TRUST COMPANY FBO	7,937.932	28.92%
		BLUEMARK CAPITAL LLC 401(K) PROFIT
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	FIIOC FBO	9,596.201	14.52%
		BAY EQUITY 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		MASS MUTUAL LIFE INSURANCE CO	7,017.382	10.62%
		1295 STATE ST # C105
		SPRINGFIELD MA 01111-0001
		MID ATLANTIC TRUST COMPANY FBO	4,820.564	7.29%
		GALVIN STRUCTURES INC 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		PAI TRUST COMPANY, INC.	9,297.264	14.07%
		OA TAX PARTNERS, LTD 401(K) P/S PLA
		1300 ENTERPRISE DRIVE
		DE PERE WI 54115-4934
		ASCENSUS TRUST COMPANY FBO	9,504.833	14.38%
		ALLSTATE SALES GROUP, INC. 401(K) P
		235156
		P.O. BOX 10758

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FARGO ND 58106-0758
		MATC FBO PERSHING LLC FBO	4,619.252	6.99%
		INTERNATIONAL PRODUCTS CORPORATION
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R6	NEW YORK LIFE INS. CO. EMPLOYEES'	2,218,083.780	19.25%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		CRAIG SABAL - TTEE AND INV COM MEM
		51 MADISON AVE BSMT 1B RM 511
		NEW YORK NY 10010-1655
		NEW YORK LIFE INS. CO. AGENTS'	1,912,095.712	16.59%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		CRAIG SABAL - TTEE AND INV COM MEM
		51 MADISON AVE BSMT 1B RM 511
		NEW YORK NY 10010-1655
		NEW YORK LIFE PROGRESS-SHARING	4,700,860.779	40.79%
		STATE STREET BANK TTEE
		JASON LANDRY - PLAN CONTACT
		ONE LINCOLN ST
		BOSTON MA 02111-2901
		NEW YORK LIFE INSURANCE CO	747,850.238	6.49%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	748,192.049	6.49%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	934,474.525	8.11%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
MainStay MacKay New York Tax Free Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	10,949,009.905	15.22%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	9,472,525.541	13.17%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	19,689,965.967	27.37%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JP MORGAN SECURITIES LLC OMNI ACCT	7,298,221.370	10.14%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	11,342,044.152	15.76%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	1,973,972.285	19.55%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	2,849,772.041	28.22%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JP MORGAN SECURITIES LLC OMNI ACCT	1,410,996.816	13.97%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	1,950,619.660	19.32%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC	100,852.430	97.72%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	5,025,889.331	18.20%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	8,169,048.783	29.59%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JP MORGAN SECURITIES LLC OMNI ACCT	1,525,121.370	5.52%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	1,940,879.564	7.03%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	2,609,426.791	9.45%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	3,093,863.400	11.21%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	3,329,122.267	12.06%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	91,741.421	97.43%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay MacKay S&P 500 Index Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	2,753,135.625	19.25%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	4,718,778.059	44.79%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE INSURANCE CO	1,113,891.367	10.57%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,235,247.735	11.73%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,635,714.288	15.53%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	553.825	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay MacKay Short Duration High Yield Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	1,738,104.527	6.36%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	1,580,043.399	5.79%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	7,978,968.951	29.22%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	1,749,556.235	6.41%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	318,418.974	7.66%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	452,142.758	10.87%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	474,089.478	11.40%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	285,285.717	6.86%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	207,990.325	5.00%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	553,136.961	13.30%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	243,227.389	5.85%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	674,697.312	16.23%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	14,844,082.889	12.39%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	9,885,982.284	8.25%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	21,675,955.613	18.09%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	10,721,642.223	8.95%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	9,289,154.742	7.75%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	3,570.342	6.43%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		UBS WM USA	3,536.023	6.37%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	45,723.733	82.33%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	1,785.107	10.66%
		TRUST
		CLAINE D JUDY PRESIDENT
		3688 SUMMIT DRIVE
		POCATELLO ID 83201
		BNL ENTERPRISES INC DEF PENS PLAN	4,073.602	24.33%
		ROBERT SANGERMAN TTEE
		5618 W CAVEDALE DR
		PHOENIX AZ 85083-6370
		NEW YORK LIFE INVESTMENT MGMT	3,306.952	19.75%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NATIONAL FINANCIAL SERVICES LLC	6,239.896	37.27%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
MainStay MacKay Tax Free Bond Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	28,002,530.931	10.58%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	141,573,350.782	53.47%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	18,941,082.137	7.15%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS B	MORGAN STANLEY SMITH BARNEY LLC	480,253.813	59.00%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	44,646.975	5.49%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	49,083.884	6.03%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	1,731,695.848	8.16%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	4,574,459.119	21.55%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,173,455.981	5.53%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	1,147,464.312	5.41%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	5,039,854.248	23.74%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,903,059.334	8.96%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,067,637.375	5.03%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC	91,335.248	97.14%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	47,710,164.692	10.45%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	111,370,832.353	24.40%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	89,965,806.874	19.71%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	31,312,589.194	6.86%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	58,712,324.594	12.86%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R6	SEI PRIVATE TRUST COMPANY	21,184,503.763	99.22%
		C/O TIAA SWP
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
MainStay MacKay Total Return Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,183,824.447	35.75%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	18,031.343	13.57%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	6,876.560	5.17%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	18,247.898	13.73%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	124,205.745	7.83%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	100,005.678	6.31%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	488,695.614	30.82%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	188,004.824	11.86%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	UBATCO & CO	46,408,115.778	75.67%
		FBO COLLEGE SAVINGS GROUP
		PO BOX 82535
		LINCOLN NE 68501-2535
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	2,573.688	99.99%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	2,929.271	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07302-4805
	CLASS R3	COSTECH TRADING INC 401K PLAN	2,050.159	6.86%
		GAO CHEN TTEE
		3829 219TH ST
		BAYSIDE NY 11361-2341
		NEW YORK LIFE INVESTMENT MGMT	2,719.148	9.10%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NATIONAL FINANCIAL SERVICES LLC	14,605.648	48.88%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	1,831.403	6.13%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	2,782.346	9.31%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	2,440.422	8.17%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	CLASS R6	NEW YORK LIFE INSURANCE CO	23,425,241.088	35.54%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	20,320,169.688	30.83%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	9,332,853.421	14.16%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		MATRIX TRUST COMPANY COTRUSTEE FBO	4,637,784.336	7.04%
		IBEW LOCAL 332 PENSION PLAN CONSERV
		PO BOX 52129
		PHOENIX AZ 85072-2129
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	2,206.969	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay MacKay U.S. Equity Opportunities Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,337,367.743	40.74%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	522,951.480	8.93%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		PERSHING LLC	1,343,000.521	22.94%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	505,441.347	8.63%
		OMNIBUS CUSTOMER ACCOUNT

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	311,192.191	5.31%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	1,306,229.981	22.31%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	645,218.531	11.02%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	543,965.371	8.22%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		PERSHING LLC	575,626.241	8.70%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	708,760.477	10.71%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	679,450.401	10.27%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	341,660.100	5.16%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	1,249,083.833	18.88%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	491,522.307	7.43%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	995,775.470	15.05%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
MainStay MacKay Unconstrained Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	1,307,287.614	6.62%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCH PIERCE FENNER &	1,148,143.155	5.81%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T71
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	4,399,544.518	22.28%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	89,501.954	17.80%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	89,474.645	17.79%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	396,660.778	5.87%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	595,434.750	8.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	531,386.319	7.86%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	1,199,626.725	17.74%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	410,123.964	6.06%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	690,153.701	10.21%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	970,988.242	14.36%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	6,954,056.470	15.64%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	5,057,442.435	11.38%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	2,842,330.692	6.39%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	3,650,374.432	8.21%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	5,322,958.824	11.97%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	3,315,275.679	7.46%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	4,612,138.558	10.37%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	3,996,597.980	8.99%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS R2	UBS WM USA	61,835.659	55.22%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MATRIX TRUST COMPANY AS AGENT FOR	11,603.878	10.36%
		NEWPORT TRUST COMPANY
		VENTURA ENGINEERING, INC. PROFIT SH
		35 IRON POINT CIR STE 300
		FOLSOM CA 95630-8589
		ASCENSUS TRUST COMPANY FBO	25,125.562	22.44%
		PEERLESS BEVERAGE COMPANY 401(K) PS
		235642
		P.O. BOX 10758
		FARGO ND 58106-0758
		MATRIX TRUST CO AS AGENT FOR	7,359.001	6.57%
		CRS & CO CUSOTDIAN FBO
		DEEP SOUTH BLENDERS, INC. 401(K) PL
		PO BOX 5508

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		DENVER CO 80217-5508
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	1,917.165	6.02%
		TRUST
		CLAINE D JUDY PRESIDENT
		3688 SUMMIT DRIVE
		POCATELLO ID 83201
		BNL ENTERPRISES INC DEF PENS PLAN	3,095.166	9.72%
		ROBERT SANGERMAN TTEE
		5618 W CAVEDALE DR
		PHOENIX AZ 85083-6370
		GRAY REAL ESTATE 401K PLAN	3,879.903	12.18%
		LUTRICIA GRAY TTEE
		FBO LUTRICIA GRAY
		5373 PARK AVE
		TUSCALOOSA AL 35406-3287
		GRAY REAL ESTATE 401K PLAN 401K	3,785.062	11.89%
		LUTRICIA GRAY TTEE
		FBO TIMOTHY J GRAY
		5373 PARK AVE
		TUSCALOOSA AL 35406-3287
		NEW YORK LIFE INVESTMENT MGMT	3,473.530	10.91%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NATIONAL FINANCIAL SERVICES LLC	1,852.477	5.82%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	5,740.528	18.03%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	1,764.112	5.54%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	3,103.291	9.75%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	10,102.520	17.57%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		NEW YORK LIFE INVESTMENT MGMT	3,100.843	5.39%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		MID ATLANTIC TRUST COMPANY FBO	16,575.777	28.83%
		CORBUS/SOIN 401(K) PLAN
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		MATRIX TRUST COMPANY AS CUST FBO	27,716.084	48.21%
		RETIREMENT INCOME SECURITY PLAN
		PO BOX 52129
		PHOENIX AZ 85072-2129
MainStay MAP Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,524,127.415	14.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	34,039.775	8.71%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	30,855.172	7.90%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	21,846.557	5.59%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	64,406.744	16.49%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	25,151.823	6.44%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	800,828.894	8.69%
		MAINSTAY VP MODERATE ALLOCATION
		-57220
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,826,394.164	19.81%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NWE YORK LIFE INSURANCE CO	1,711,496.097	18.57%
		MAINSTAY VP GROWTH ALLOCATION
		-57210
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	710,123.188	7.70%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	648,376.230	7.03%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	962,315.987	10.44%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	CLASS R1	COUNSEL TRUST DBA MID ATLANTIC TST	1,003.597	100.00%
		FBO AMBIOTEC C ENGINEERING GRP 401K

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	1,672.286	8.96%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		MATRIX TRUST COMPANY CUST. FBO	2,111.591	11.32%
		EAISE DESIGN AND LANDSCAPING, INC.
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		UBS WM USA	2,713.770	14.54%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MID ATLANTIC TRUST COMPANY FBO	10,434.838	55.92%
		NEW YORK RESIDENTIAL WORKS INC 401(
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	7,818.768	36.74%
		KENNEDY, WHITE & RIGGS ORTHOPAEDIC
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		JUDY P.C. DEFINED BENEFIT PLAN &	1,184.110	5.56%
		TRUST
		CLAINE D JUDY PRESIDENT
		3688 SUMMIT DRIVE
		POCATELLO ID 83201
		BNL ENTERPRISES INC DEF PENS PLAN	1,414.866	6.65%
		ROBERT SANGERMAN TTEE
		5618 W CAVEDALE DR
		PHOENIX AZ 85083-6370
		DAMAJ HORIZON VIEW MEDICAL CENTER	1,294.228	6.08%
		PC PROFIT SHARING PLAN
		NOUHAD B DAMAJ TTEE
		301 TUDOR ROSE CT
		LAS VEGAS NV 89145-8681
		DAMAJ HORIZON VIEW MEDICAL CENTER	4,813.574	22.62%
		PC CASH BAL PLAN
		NOUHAD B DAMAJ TTEE
		301 TUDOR ROSE CT
		LAS VEGAS NV 89145-8681
MainStay Moderate Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,246,356.304	9.50%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	272,630.878	9.98%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	RAYMOND JAMES	43,536.213	6.38%
		OMNIBUS FOR MUTUAL FUNDS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		JOHN HANCOCK TRUST COMPANY LLC	221,464.390	32.45%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NATIONAL FINANCIAL SERVICES LLC	69,141.441	10.13%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	59,785.230	8.76%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		EAST BAY AUTO MACH	35,216.632	5.16%
		LODGE 1546
		10260 MACARTHUR BLVD
		OAKLAND CA 94605-5143
		LABORERS INTERNATIONAL UNION OF	41,211.070	6.04%
		NORTH AMERICA LOCAL 1309
		PEDRO SANTILLAN PRESIDENT
		MARIO SUALES SEC-TREASURER
		3971 PIXIE AVE
		LAKEWOOD CA 90712-4118
		STRATEGIC MANAGEMENT ADVISORS LLC	54,756.183	8.02%
		401K PLAN FBO SUSAN B KERLEY
		SUSAN B KERLEY TTEE
		PO BOX 9572
		NEW HAVEN CT 06535-0572
	CLASS R2	UBS WM USA	8,513.912	76.47%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MID ATLANTIC TRUST COMPANY FBO	2,606.098	23.41%
		ADVALUE PHOTONICS INC. 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	LAW OFFICE OF LAWRENCE HILL 401K	6,274.318	8.37%
		LAWRENCE C HILL TTEE
		FBO LAWRENCE C HILL
		3430 E FLAMINGO RD STE 232
		LAS VEGAS NV 89121-5065
		NATIONAL FINANCIAL SERVICES LLC	13,400.930	17.87%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	12,092.455	16.13%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		MID ATLANTIC TRUST COMPANY FBO	9,416.787	12.56%
		READFIELD MEATS, INC. 401(K)
		PROFIT SHARING PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	5,164.286	6.89%
		L&M CONSTRUCTION CO INC 401(K) PROF

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	803.490	5.60%
		WEVOLVE COUNSELING
		BETHANY J ARMSTRONG-GOMEZ
		NEW YORK LIFE TRUST CO CUST	1,437.412	10.01%
		EASY SEVEN LLC NDFI SIMPLE IRA
		ROBERT LEYVA
		NEW YORK LIFE TRUST CO CUST	1,407.019	9.80%
		GOSS EYE CARE LLC
		SHANNAN WHEELING
		NEW YORK LIFE TRUST CO CUST	1,661.369	11.57%
		GOSS EYE CARE LLC
		SHERRY L MCGRATH
		NEW YORK LIFE TRUST CO CUST	936.200	6.52%
		TONYS TOWING INC
		JOHN T WADE
		NEW YORK LIFE TRUST CO CUST	1,144.244	7.97%
		TONYS TOWING INC
		LINDA J WADE
		NEW YORK LIFE TRUST CO CUST	1,144.244	7.97%
		TONYS TOWING INC
		WILLIAM T WADE
		NEW YORK LIFE INVESTMENT MGMT	1,887.863	13.15%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Money Market Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	26,087,621.631	6.48%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	25,001.100	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Short Term Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,918,853.316	38.31%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	NORTHERN INYO COUNTY LOCAL	747,604.306	35.41%
		HOSPITAL DISTRICT
		C/O VICTORIA ALEXANDER-LANE
		150 PIONEER LN
		BISHOP CA 93514-2599
		JOHN HANCOCK TRUST COMPANY LLC	529,519.636	25.08%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		LPL FINANCIAL	124,275.644	5.89%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		PIMS/PRUDENTIAL RETIREMENT	196,382.539	9.30%
		AS NOMINEE FOR THE TTEE/CUST PL 719
		PHRMA

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		950 F STREET NW
		WASHINGTON DC 20004-1438
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	2,529.341	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay Winslow Large Cap Growth Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	25,443,534.998	19.79%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	35,225,753.847	27.40%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	INVESTOR	DCGT AS TTEE AND/OR CUST	484,054.555	5.28%
	CLASS	FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
		PIMS/PRUDENTIAL RETIREMENT	477,265.902	5.21%
		AS NOMINEE FOR THE TTEE/CUST PL 763
		PRECISION RESOURCE
		25 FOREST PKWY
		SHELTON CT 06484-6122
	CLASS B	AMERICAN ENTERPRISE INVESTMENT SVC	155,576.135	6.52%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	808,989.146	6.96%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		MERRILL LYNCH PIERCE FENNER &	1,174,342.902	10.10%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	992,082.171	8.54%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	833,252.694	7.17%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	2,630,442.365	22.63%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	586,297.627	5.04%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	935,855.789	8.05%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	MERRILL LYNCH PIERCE FENNER &	53,027,424.450	9.35%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	73,051,826.693	12.88%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	110,995,002.882	19.57%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	50,218,123.421	8.85%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		JOHN HANCOCK TRUST COMPANY LLC	36,752,781.959	6.48%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	CHARLES SCHWAB & CO INC	36,626,382.196	46.06%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	8,534,841.075	10.73%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	15,356,110.087	19.31%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	CLASS R2	CHARLES SCHWAB & CO INC	917,711.083	6.45%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		MERRILL LYNCH PIERCE FENNER &	4,529,932.510	31.84%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK AND TRUST	1,966,253.374	13.82%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		VOYA INSTITUTIONAL TRUST COMPANY	860,754.753	6.05%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PO BOX 990065
		HARTFORD CT 06199-0065
		GREAT-WEST TRUST COMPANY LLC FBO	848,860.131	5.97%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		NATIONAL FINANCIAL SERVICES LLC	896,510.772	6.30%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	CLASS R3	STATE STREET BANK AND TRUST	1,252,056.763	22.11%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		VOYA RETIREMENT INSURANCE AND	1,533,622.404	27.08%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		DCGT AS TTEE AND/OR CUST	336,473.370	5.94%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS R6	CHARLES SCHWAB & CO INC	24,550,039.389	7.52%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		VANGUARD FIDUCIARY TRUST CO	24,460,623.984	7.49%
		PO BOX 2600 VM 613
		ATTENTION: OUTSIDE FUNDS
		VALLEY FORGE PA 19482-2600
		TIAA, FSB CUST/TTEE FBO:	19,398,473.843	5.94%
		RETIREMENT PLANS FOR WHICH
		TIAA ACTS AS RECORDKEEPER
		ATTN: TRUST OPERATIONS
		211 N BROADWAY STE 1000
		SAINT LOUIS MO 63102-2748
		NATIONAL FINANCIAL SERVICES LLC	76,562,725.095	23.44%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		PIMS/PRUDENTIAL RETIREMENT	18,614,524.936	5.70%
		AS NOMINEE FOR THE TTEE/CUST PL 763
		FERGUSON ENTERPRISES, LLC,
		12500 JEFFERSON AVE
		NEWPORT NEWS VA 23602-4314
	SIMPLE Class	NEW YORK LIFE INVESTMENT MGMT	2,231.940	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
MainStay WMC Enduring Capital Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	583,811.281	22.85%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	9,267.198	6.01%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	8,920.414	5.79%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	30,172.798	11.56%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	13,411.484	5.14%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	14,030.685	5.37%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	27,451.598	10.51%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	27,157.826	10.40%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	34,641.758	13.27%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	ROMAN CATHOLIC BISHOP OF	191,259.339	14.79%
		PORTLAND A CORPORATION SOLE
		C/O SCOTT H GRAFF
		510 OCEAN AVE
		PORTLAND ME 04103-4936
		NATIONAL FINANCIAL SERVICES LLC	100,764.909	7.79%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CAPINCO C/O US BANK	470,909.807	36.42%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	1,650.176	20.16%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NATIONAL FINANCIAL SERVICES LLC	757.092	9.25%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	773.357	9.45%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NATIONAL FINANCIAL SERVICES LLC	655.977	8.02%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	1,490.358	18.21%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	770.596	9.42%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		MID ATLANTIC TRUST COMPANY FBO	727.857	8.89%
		PILATES METHOD ALLIANCE INC 401(K)
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
MainStay WMC Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	928,605.913	7.15%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	8,369.722	10.81%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	5,449.977	7.04%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	4,157.087	5.37%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RBC CAPITAL MARKETS LLC	8,729.418	11.28%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
	CLASS I	NEW YORK LIFE INSURANCE CO	366,228.179	23.10%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	331,736.967	20.93%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	126,699.969	7.99%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	521,650.090	32.91%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,486.958	54.82%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		ASCENSUS TRUST COMPANY FBO	1,225.685	45.18%
		MESHOPPEN STONE INC. 401(K) 206469
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay WMC International Research Equity Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	109,820.349	6.10%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	637,445.696	35.39%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	106,074.983	5.89%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	INVESTOR	MATRIX TRUST COMPANY TRUSTEE FBO	28,634.345	7.03%
	CLASS	LIGHTING DYNAMICS INC. 401(K) PSP
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	85,991.836	9.41%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		NATIONAL FINANCIAL SERVICES LLC	140,307.613	15.35%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	49,462.904	5.41%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	81,225.077	8.89%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	92,153.675	10.08%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	194,418.062	21.27%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	51,276.088	5.61%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	107,184.223	11.73%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	2,905,981.480	9.97%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		AMERICAN ENTERPRISE INVESTMENT SVC	2,035,406.073	6.98%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		NEW YORK LIFE INSURANCE CO	2,718,867.586	9.33%
		MAINSTAY VP MODERATE ALLOCATION
		-57220
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	7,175,836.278	24.62%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	5,277,498.324	18.10%
		MAINSTAY VP GROWTH ALLOCATION
		-57210
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,883,717.784	6.46%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,727,282.061	5.93%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
MainStay WMC Small Companies Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,123,427.491	21.55%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	33,507.342	21.05%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	11,251.561	7.07%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS I	NEW YORK LIFE INSURANCE CO	823,538.976	17.62%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	981,950.215	21.01%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	344,246.836	7.37%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,447,528.332	30.97%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	1,889.375	100.00%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
	CLASS R2	RELIANCE TRUST CO FBO	1,645.708	42.06%
		PENTEGRA OMNIBUS
		PO BOX 78446
		ATLANTA GA 30357-2446
		NEW YORK LIFE INVESTMENT MGMT	1,917.066	48.99%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		UBS WM USA	350.113	8.95%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	1,121.843	6.99%
		TRUST
		CLAINE D JUDY PRESIDENT
		3688 SUMMIT DRIVE
		POCATELLO ID 83201
		BNL ENTERPRISES INC DEF PENS PLAN	1,638.849	10.21%
		ROBERT SANGERMAN TTEE
		5618 W CAVEDALE DR
		PHOENIX AZ 85083-6370
		BARBERIO ENTERPRISES INC PSP DBA	1,183.702	7.37%
		WESTCO SRVCE CO
		MARIA & DAVID BARBERIO TTEES
		FBO MARIA D BARBERIO
		9691 SUNLAND BLVD
		SUNLAND CA 91040-1450
		BARBERIO ENTERPRISES INC PSP DBA	1,145.987	7.14%
		WESTCO SRVCE CO PSP
		MARIA & DAVID BARBERIO TTEES
		FBO DAVID G BARBERIO
		9691 SUNLAND BLVD
		SUNLAND CA 91040-1450

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MYRTUE MEDICAL CENTER 457 EMPLOYEE	1,470.855	9.16%
		RET PLAN DEFERRED COMP
		BARRY A JACOBSEN TTEE
		FBO BARRY A JACOBSEN
		1213 GARFIELD AVE
		HARLAN IA 51537-2057
		MONTEBELLO PROFESSIONAL PHARMACY	2,443.629	15.22%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3735
		NEW YORK LIFE INVESTMENT MGMT	1,332.083	8.30%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805

Fund with fiscal year ending November 30

(Information is as of June 1, 2020)

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay Cushing MLP Premier Fund	CLASS A	UBS WM USA	1,880,976.250	6.74%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		PERSHING LLC	2,096,962.324	7.52%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		AMERICAN ENTERPRISE INVESTMENT SVC	2,491,599.574	8.93%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		MORGAN STANLEY SMITH BARNEY LLC	5,319,716.377	19.07%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NATIONAL FINANCIAL SERVICES LLC	2,580,040.428	9.25%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	5,672,559.330	20.34%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		CHARLES SCHWAB & CO INC	1,887,519.371	6.77%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	1,624,890.700	5.83%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	UBS WM USA	2,639,135.517	8.94%
		OMNI ACCOUNT M/F

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		AMERICAN ENTERPRISE INVESTMENT SVC	3,695,315.876	12.52%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		MORGAN STANLEY SMITH BARNEY LLC	5,319,593.804	18.03%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		LPL FINANCIAL	3,314,206.256	11.23%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		RAYMOND JAMES	4,599,218.165	15.58%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		CHARLES SCHWAB & CO INC	2,092,000.049	7.09%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	3,888,656.172	13.18%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	UBS WM USA	4,415,012.467	10.70%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		AMERICAN ENTERPRISE INVESTMENT SVC	3,937,813.222	9.54%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		MORGAN STANLEY SMITH BARNEY LLC	14,412,474.745	34.92%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1932
		LPL FINANCIAL	2,831,176.237	6.86%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		RAYMOND JAMES	4,197,469.996	10.17%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		WELLS FARGO CLEARING SERVICES LLC	4,007,893.222	9.71%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523

APPENDIX A - Special Risks Related to Investments in Municipal Securities of California

This appendix provides a summary of the factors that may affect the financial condition of the State of California (“State” or “California”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources that are current as of the preparation of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay MacKay California Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could adversely impact the Fund’s investments. In addition, as a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in the State may change negatively and more rapidly than usual, and the State may be less able to maintain up-to-date information for the public. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State, its municipalities, and their political subdivisions, instrumentalities or authorities. Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Municipal issuers in California rely on State appropriations and local taxes to fund their operations. As a result, economic, political, natural disasters or weather events, public health emergencies or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating or other similar credit event. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a California municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, the value or liquidity of securities issued by other municipal issuers in California, including securities issued by the State, could be adversely affected.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in California, could have an adverse impact on the financial condition of the State and its municipalities. At this time, it is difficult to accurately predict the extent to which these factors may impact the financial condition of the State and it municipalities.

Overview

Although California’s fiscal health has improved since the economic downturn beginning in 2008, the State's General Fund budget will be materially adversely impacted by the health-related and economic impact of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe negative impact on the California and national economies and triggered a historic drop and ongoing volatility in the stock market. These efforts are expected to result in significant declines in state revenues from recent levels, as well as increased expenditures required to address the impact of COVID-19. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (CRF), of which California has received approximately $9.5 billion. The rate at which the United States has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged economic challenges. In addition, the State has allocated approximately $2.5 billion in costs for emergency operations, testing and contact tracing, and various medical and public health expenses. It is not presently possible to predict the extent of the short- and long-term harm that COVID-19 could cause to the United States and California economies. A meaningful decline in revenues, which may result from high levels of unemployment and the closure of businesses, could negatively impact California’s ability to meet its debt obligations, including with respect to investments held by the Fund.

The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities and may increase the risk of investing in these securities, which could adversely impact the performance of the Fund.

Economic Conditions

With a population of more than 39 million, California is by far the most populous state in the nation. In addition, California’s economy is the largest among the 50 states and among the largest and most diverse in the world, with major components in the high-technology, trade, entertainment, manufacturing, government, tourism, construction and service sectors. In addition, governmental agencies at the state, local and federal levels employ a significant number of the State’s residents.

California personal income growth is expected to decline by 4.6% throughout 2021 and may continue to be negatively impacted by the effects of COVID-19 in the future. According to the U.S. Department of Commerce, residents of California received approximately $2.6 trillion in estimated personal income in 2019. As a result, residents of California had a per capita personal income of $66,619, which compared favorably to the national average of $56,490 over the same period.

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California’s unemployment rate averaged 4.1% in 2020, reaching its peak in May 2020 at 16.4% following the outbreak of COVID-19. By December 2020, the State’s unemployment rate had fallen to 9.0%. In addition to unemployment, a significant number of Californians have also been negatively impacted by COVID-19 through furloughs, pay cuts, reduction in hours worked, and loss of non-wage income, such as from independent contracting.

The value of the State’s exports in 2019 totaled approximately $173.3 billion, which represents a 2.7 percent decrease from 2018. COVID-19 may continue to materially reduce the value of California’s exports in the future.

Recent Results

Historically, the General Fund derives the majority of its revenue from personal income taxes, sales and use taxes, and corporation taxes. During fiscal year 2020, these revenue sources are projected to contribute approximately 69 percent, 18 percent and 10 percent, respectively, of total General Fund revenues and transfers.

The State’s personal income tax is structured in a highly progressive manner. The passage of Proposition 30 (and later, Proposition 55), which imposed additional taxes on high-income taxpayers, has made the personal income tax even more progressive. Depending on market conditions, a large share of personal income tax receipts may be derived from capital gains realizations and stock option income, revenue sources that can be particularly volatile and susceptible to economic fluctuations. However, revenues from personal income tax are expected to decline as a result of the impacts of COVID-19.

Sales and use taxes and corporation taxes are subject to economic fluctuations and were negatively impacted during the U.S. recession in 2007-2008 and are expected to decline as a result of COVID-19. Additionally, California is limited in its ability to generate revenues from local property taxes, which are a relatively stable revenue source. The State is also required to maintain a Special Fund for Economic Uncertainties (“SFEU”), which is funded from General Fund resources to meet cash needs of the General Fund. For purposes of financial reporting, year-end balances in the SFEU are included in the General Fund balance. The 2022 Proposed Budget (as defined below) projected that the SFEU would have a balance of approximately $9 billion at the end of fiscal year 2021.

Proposition 2, a budget reserve and debt payment measure that was approved by voters in November 2014, annually captures an amount equal to 1.5 percent of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Under the 2022 Proposed Budget’s revenue estimates, Proposition 2 captures a total of $3.0 billion, which will be used to pay down existing State debts. Due to COVID-19, it is expected that conditions would allow for funds in the Budget Stabilization Account (“BSA”) to be returned to the General Fund for appropriation, as well as to suspend or reduce required transfers to the BSA.

State Budget

2020-2021 Budget. On January 10, 2020, the Governor presented his proposed budget for fiscal year 2021 (“2021 Proposed Budget”). The 2021 Proposed Budget assumes that the General Fund will receive total revenues of approximately $151.6 billion during the fiscal year, which is an increase of approximately 3.5 percent from fiscal year 2020. Against these revenues, the Governor proposes appropriations of approximately $153.1 billion from the General Fund, which would be an increase of 2.2 percent from the previous fiscal year.

The 2021 Proposed Budget assumes increases in total tax receipts during the fiscal year. The Governor projects that personal income tax receipts, which would account for 67 percent of total General Fund revenues under the proposal, will increase by 1.2 percent over fiscal year 2020 budgeted estimates. The 2021 Proposed Budget assumes that sales and use tax receipts and corporation tax receipts will be approximately 3.9 percent and 4.6 percent, respectively, above their fiscal year 2020 budgeted estimates.

On January 13, 2020, the LAO released its analysis of the 2021 Proposed Budget. The report on the 2021 Proposed Budget stated that the 2021 Proposed Budget reflects a positive outlook for the short-term. However, the report cautioned that, despite this short-term positive outlook, the 2021 Proposed Budget’s multi-year outlook is subject to considerable uncertainty due to signs of slowing economic growth and the State’s sensitivity to federal decisions surrounding healthcare financing. The report also encouraged the future maintenance of a positive operating balance in the State’s multi-year budget plans.

On May 14, 2020, the Governor revised the projections contained in the 2021 Proposed Budget (the “May Revision”), which projections take into account the impact that COVID-19 has had on California’s economy and anticipated revenues. Consistent with California’s constitutional requirement to enact a balanced budget and not issue long-term bonds to finance deficits, the May Revision proposed to cancel new initiatives in the 2021 Proposed Budget, cancel and reduce spending included in the 2020 Enacted Budget, draw down on reserves, borrow from special funds, and temporarily increase revenues. The May Revision projected that General Fund revenues and transfers for fiscal year 2020-21 would be $137.4 billion and expenditures would be $133.9 billion. These revenues and expenditures represent a reduction of $14 billion and $19 billion, respectively, from the amounts projected in the 2021 Proposed Budget.

The LAO released a report on the May Revision that addressed the budgetary issues facing California as a result of COVID-19. The LAO noted that, to address a potential $54.3 billion budget shortfall, the Governor adjusted baseline revenue expectations, used reserves, implemented new revenue generating mechanisms, and reduced spending. The LAO also observed that the May Revision contemplates approximately $8.6 billion in direct COVID-19-related expenditures and conditioned approximately $15 billion in spending on the receipt of certain federal assistance funds.

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While the LAO acknowledged that the mix of potential solutions would be helpful in addressing the budgetary problems facing California, the LAO cautioned against certain cost shifting mechanisms in the May Revision, such as suspending increases in the rate of payment on certain pension obligations. The LAO also commented that reliance on federal relief funds to fund certain programs would not address long-term budget issues.

The budget for fiscal year 2020-21 (“Enacted Budget”) was signed into law on June 26, 2020. The Enacted Budget projected the State to end fiscal year 2020-21 with a General Fund balance of approximately $5.8 billion. The Enacted Budget projects that the General Fund will receive $137.7 billion in revenues and transfers, an increase of $94 million, or 0.1%, compared with estimates for fiscal year 2019-20. Against these revenues, the Enacted Budget calls for approximately $133.9 billion in General Fund expenditures, a decrease of approximately $13 billion, or 8.9%, from fiscal year 2019-20. To address the potential budget deficit resulting from the impacts of COVID-19, the Enacted Budget suspended several ongoing programmatic expenditures enacted in previous budgets and draws down on various reserves. In addition, the Enacted Budget reflects estimated spending of $5.7 billion to respond directly to COVID-19, including expenditures on health equipment and hospital surge preparation.

2021-2022 Budget. On January 8, 2028, the Governor presented his proposed budget for fiscal year 2022 (“2022 Proposed Budget”). The 2022 Proposed Budget assumes that the General Fund will receive total revenues of approximately $158.4 billion during the fiscal year, which is a decrease of approximately 2.7 percent from fiscal year 2021. Against these revenues, the Governor proposes appropriations of approximately $164.5 billion from the General Fund, which would be an increase of 5.5 percent from the previous fiscal year.

The 2021 Proposed Budget assumes increases in total tax receipts during the fiscal year. The Governor projects that personal income tax receipts, which would account for 67 percent of total General Fund revenues under the proposal, will increase by 5.0 percent over fiscal year 2021 budgeted estimates. The 2022 Proposed Budget assumes that sales and use tax receipts and corporation tax receipts will be approximately 2.2 percent and 1.8 percent, respectively, lower their fiscal year 2021 budgeted estimates.

The Governor’s proposal focuses on, among other things, helping the State manage the COVID-19 crisis. The 2022 Proposed Budget includes approximately $2.4 billion for direct stimulus payments to low-income individuals and approximately $575 million for grants to small businesses and non-profit cultural institutions. The 2022 Proposed Budget also proposes approximately $2 billion for the safe reopening of schools. Under the Governor’s proposal, these amounts would be allocated immediately in advance of the remained of the 2022 budget.

On January 10, 2021, the LAO released its analysis of the 2022 Proposed Budget. The report on the 2022 Proposed Budget stated that although the Governor’s immediate action proposals contemplate challenging timelines, the immediate action items would generally benefit the State. The LAO cautioned that the 2022 Proposed Budget should complement, rather than duplicate, federal efforts contemplated in the Consolidated Appropriations Act of 2021, which contains approximately $900 billion in federal stimulus. The report also encouraged the legislature should take steps towards restoring budget reserves that were used in fiscal year 2021 to help address COVID-19.

Obligations of the State

The State has historically paid the principal and interest on its outstanding obligations when due. The obligations of the State typically include its general obligations bonds, commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and warrants. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond issuance is approved by a majority of the electorate voting at either a general election or a direct primary.

As of July 1, 2020, the State’s outstanding aggregate principal amount of long-term general obligation bonds was approximately $72.8 billion. Of this amount, approximately $72 billion were payable primarily from the State’s General Fund and approximately $778.9 million were “self-liquidating” bonds payable first from other special revenue funds. Further, as of July 1, 2020, the State’s outstanding aggregate amount of lease-revenue obligations was $7.5 billion.

In the November 2018 general election, voters passed Proposition 1, authorizing the State to issue $4 billion in general obligation bonds to fund veterans and affordable housing services ($3 billion for various housing programs and $1 billion for home loan assistance to veterans). The bonds are anticipated to increase the General Fund’s debt service expenditures by approximately $170 million annually for 35 years. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

As of July 1, 2020, there were unused voter authorizations for the future issuance of approximately $33 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes.

Certain State agencies and authorities may issue obligations secured or payable from specific revenue streams. Most of these revenue bonds are not payable from the State’s General Fund. State agencies and authorities had approximately $68.7 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2020. These borrowings are used to finance a large array of enterprises and projects, including various housing, health facilities, pollution control facilities, transportation projects, public work projects and public and private educational facilities.

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Obligations of Other California Issuers

The State has a large number of agencies, instrumentalities and political subdivisions that issue municipal obligations. These revenue bonds are supported by state revenue-producing enterprises and projects, as well as conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. Such revenue bonds are not payable from the State’s General Fund. The State’s agencies, instrumentalities and political subdivisions are subject to various economic risks and uncertainties, and the credit quality of securities they issue may differ significantly from the credit quality of securities backed by the State’s full faith and credit.

Pension and Post Retirement Liabilities

The financial condition of the State and its localities is subject to risks associated with pension and post retirement liabilities. The pension funds managed by the State’s retirement systems (e.g., the California Public Employees’ Retirement System (“CaIPERS”) and the California State Teachers’ Retirement System (“CaISTRS”)) suffered large investment losses during the most recent recession and currently have significant unfunded liabilities. These unfunded liabilities may require the General Fund to make increased contributions in the future, which could reduce resources available for other State priorities.

As of July 1, 2020, CaIPERS reported an unfunded accrued liability allocable to state employees, excluding judges and elected officials, of $61.4 billion on a market value of assets (“MVA”) basis. As of June 30, 2020, CaISTRS reported an unfunded accrued liability of its Defined Benefit Plan of $102.6 billion on an actuarial value of assets basis. Per the budget for fiscal year 2021, General Fund contributions to CaIPERS and CaISTRS are estimated to be approximately $4 billion and $3.4 billion, respectively.

In addition to pension benefits, the State also provides certain other post-employment benefits (“OPEB”), such as health care and dental benefits, for eligible retired employees of the State. Because the State currently funds its OPEB costs on a “pay-as-you-go” basis, the State has amassed large unfunded actuarial liabilities with respect to its OPEB obligations. As of June 30, 2019, the State’s accrued actuarial OPEB liability was estimated at $91.93 billion, of which $91.51 billion was unfunded.

It is possible that the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, which would reduce discretionary General Fund resources available for other State programs. Failure to manage these unfunded liabilities may have an adverse impact on the State’s credit rating.

A significant number of local governments, including various current CaIPERS members, face similar, and sometimes, relatively more severe, fiscal issues with respect to unfunded pension and post-retirement benefit liabilities, which fiscal stress may be increased as a result of the impacts of COVID-19. These local governments’ credit ratings and solvency may be threatened if their liabilities are not addressed by way of wage concessions, restructuring of benefits, or other more creative methods, which could cause these issuers to default on their outstanding obligations or file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code. In the past, as a result of financial and economic difficulties, several of the State’s municipalities filed for bankruptcy protection under Chapter 9. Additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of the Fund’s investments in the securities of those issuers or other issuers in the State.

Local Governments

California has 58 counties, which make up the primary units of local government. Counties are responsible for providing many basic services such as welfare, jails, health care for the indigent and public safety in unincorporated areas. The State is also made up of nearly 500 incorporated cities and thousands of special districts formed for education, utilities and other services. The fiscal condition of the various local governments changed when State voters approved Proposition 13 in 1978. Among other things, Proposition 13 set limits on the future growth of property taxes and limited local governments’ ability to impose “special taxes” (i.e., taxes devoted to specific purposes) unless the local government had two-thirds voter approval. In addition, Proposition 218, enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions.

To help counterbalance the loss of property tax revenue for local governments, the State provided aid to many local governments from the General Fund. Significantly, the State assumed a larger responsibility for funding K-12 education and community colleges. During the recession of the early 1990s, the State Legislature was forced to reduce some of the post-Proposition 13 aid to local government entities other than K-12 education and community colleges. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for the provision of local services by cities and counties.

In 2000, the “internet bubble” caused another economic shock in the State, which caused the State to divert local revenue sources, including certain sales taxes and vehicle license fees, into State coffers. Following these actions, voters approved Proposition 1A in 2004. Proposition 1A amended the State Constitution to reduce the State Legislature’s authority over local government revenue sources and placed restrictions on the State’s access to local governments’ property, sales and vehicle license fee revenues. Proposition 22, adopted in late 2010, superseded portions of Proposition 1A and completely prohibits the State from borrowing local government funds. Proposition 22 also generally prohibits the State Legislature from making certain changes to local government funding sources.

The enacted budget for fiscal year 2011-2012 included a plan to shift certain State program costs to counties and provide comparable amounts of funds to support these new local obligations. This realignment plan was designed to provide State funds for certain programs such as corrections

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and local public safety programs, as well as programs related to mental health, substance abuse, foster care, child welfare services and adult protective services. However, local governments, in particular counties, were made responsible for covering an increased part of the financial burden of providing such local services. Such responsibility brings with it the risk of possible cost overruns, revenue declines and insufficient revenue growth.

Enacted in 1988, Proposition 98 directs a minimum portion of the General Fund revenues to support K-12 schools and community colleges. The State may face financial pressure due to its obligation to fund public schools under Proposition 98. Such obligations may limit the State’s ability to respond to economic conditions and could reduce the level of assistance the State provides to local governments. Such a reduction in State aid could exacerbate the serious fiscal issues many local governments already face, particularly with respect to education funding.

Limits placed on the ability of local governments to raise taxes and fees may prevent these localities from effectively responding to economic and other conditions. The major local government revenue sources, property and sales tax, and fees from real estate development, are highly susceptible to economic fluctuations and were all adversely affected by the 2007-2008 U.S. recession. In addition, many California municipalities have been adversely affected by reduced income resulting from COVID-19. If economic conditions significantly deteriorate, local governments may be forced to cut local services to address their budget constraints, or, in some cases, file for bankruptcy.

Pending Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is difficult to accurately predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Natural Disasters Risk

Substantially all of California is within an active geologic region subject to major seismic activity, which could result in increased frequency and severity of natural disasters, most notably, earthquakes, wildfires and droughts. Such events have, in the past, resulted in significant disruptions of the State economy and required substantial expenditures from the State government. The risks of natural disasters of varying degrees of severity continue to persist, and the full extent of the impact of recurring natural disasters on the State’s economy and fiscal stability is difficult to accurately predict. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

In November 2020, California experienced a number of catastrophic wildfires that consumed over four million acres, far more than any previous year in the State’s history, and has since spent billions of dollars in recovery efforts and debris removal. The 2022 Proposed Budget contemplates approximately $143 million in General Fund appropriations to support new fire crews and equipment. The California Legislature enacted AB 1054 to address public utility liability for wildfires by, among other measures, establishing a wildfire fund to pay eligible claims arising from wildfires. The wildfires, particularly in the last year, have significantly impacted the State’s economy and there can be no guarantee that future wildfires would not have an equally detrimental effect on the State’s economy or environment.

Bond Ratings

As of March 2, 2021, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s	S&P	Fitch
Aa2	AA-	AA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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APPENDIX B - Special Risks Related to Investments in Municipal Securities of New York

This appendix provides a summary of the factors that may affect the financial condition of the State of New York (the “State” or “New York”) and New York City (the “City” or “New York City”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the City or the State. The information provided below is derived from public sources that are current as of the date of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State, City, or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay MacKay New York Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or the City or their municipal issuers, which could adversely impact the Fund’s investments. In addition, as a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in the State may change negatively and more rapidly than usual, and the State may be less able to maintain up-to-date information for the public. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State or the City, their municipalities, and their political subdivisions, instrumentalities or authorities. Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Municipal issuers in New York rely on State appropriations and local taxes to fund their operations. As a result, economic, political, natural disasters or weather events, public health emergencies or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating or other similar credit event. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a New York municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, the value or liquidity of securities issued by other municipal issuers in New York, including securities issued by the State or the City, could be adversely affected.

New York City constitutes a large proportion of the State’s population and economy. Any effects on the financial health of New York City will ultimately be borne by the State as well. Therefore, the discussion below summarizes certain of the risks that apply to both the State and the City.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in New York, could have an adverse impact on the financial condition of the State and its municipalities, including the City. At this time, it is difficult to accurately predict the extent to which those factors may impact the financial condition of the City or the State and its municipalities.

New York was one of the epicenters of the COVID-19 outbreak in the United States. Since the outbreak of COVID-19 began in the United States in early 2020, New York has adopted many restrictive measures intended to slow the spread of COVID-19 and expand healthcare system capacity. For example, in March 2020, the Governor issued an executive order requiring all non-essential businesses statewide to close in office personnel functions and banning all non-essential gatherings of individuals. In addition, New York implemented a $40 million special emergency appropriation for pandemic response services and expenses. The outbreak of COVID-19 has caused economic activity within New York to decline dramatically, which could lead to a decrease in state and municipal revenues. The abrupt halt in economic activity in most industries led to layoffs and furloughs throughout New York. New York’s unemployment rate grew from 3.7% in February 2020 to 14.5% in May 2020, and New York expects private sector employment to decline by approximately 7.5% throughout 2020. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (CRF), of which New York has received approximately $5.1 billion to help address increased costs due to COVID-19. However, there can be no assurance that New York will receive additional federal relief or that the funds received will be sufficient to offset the economic impact of COVID-19. The rate at which the United States has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged economic challenges. Moreover, it is not presently possible to predict the extent of the short- and long-term harm that COVID-19 could cause to New York’s economy. A meaningful decline in revenues, which may result from high levels of unemployment and the closure of businesses, could negatively impact New York’s ability to meet its debt obligations, including with respect to investments held by the Fund.

Overview

The State has faced uncertain economic conditions (including as a result of COVID-19), growing unfunded pension liability, financial regulatory developments, and financially-strapped local governments, which may cause economic challenges. The economic outlook in the rest of the country also remains uncertain. A prolonged economic downturn could have significant adverse effects on the State and its finances and, therefore, its municipal securities. Similarly, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship.

There can be no assurances that the State will not face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that current or future economic conditions or federal actions will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could have an adverse impact on the Fund.

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New York State Economic Conditions

New York is the fourth most populous state in the United States. New York has a diverse economy that constitutes a large portion of the country’s financial services sector. It also has a comparatively large share of the nation’s financial activities, business and professional services, education, and health services employment. The State’s location, as well as its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism have also been important parts of the New York economy.

Although the size of the manufacturing sector in New York has continued to decline, it still represents a meaningful proportion of the State’s economy. Nonetheless, with New York City as the nation’s center for banking and finance, the financial services sector is one of the largest and most important sectors in the State and contributes a significant portion of the State’s total wages. Uncertainty surrounding the macroeconomic outlook for the national and global economies is amplified in the State and City. Risks related to the impact of tariffs or geopolitical events, the impact of COVID-19, the strong dollar, and weakening global growth are likely to create volatility and restrain growth in certain financial sectors over the near-term, and the State’s finance sector is very vulnerable to these risks.

Other substantial service-producing sectors in the State include information, professional and business services, private education and healthcare, leisure and hospitality services and other services. In addition, although farming constitutes only a small amount of the State’s total output, it is an important part of the State’s rural economy. With manufacturing and construction comprising smaller proportions of the State’s employment than within the U.S. generally, the combined services industries, and, in particular, the financial services sector, account for a larger share of employment in New York relative to the U.S. as a whole. As such, New York may be affected to a greater extent than the rest of the U.S. during an economic downturn concentrated on the combined services industries or the financial sector, but is less likely to be affected by an economic downturn concentrated on other sectors, such as manufacturing and construction.

Federal, State and local governments collectively comprise a large sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Within this sector, public education accounts for a significant proportion of total State and local government employment.

Economic and Demographic Trends

The State’s per capita personal income has generally been higher than the national average by a significant margin, although New York City’s location as an employment center for a multi-state region means that the State’s relative importance to the national economy is understated because of the large number of employees that work in New York, but live in other states. Notably, New York City accounts for a significant number of New York’s COVID-19 cases and has been negatively impacted by the adverse health and economic consequences. New York City continues to require substantial assistance from New York and depends on state aid to be able to balance its budget, meet its obligations, and address the spread of COVID-19. New York could be negatively affected by adverse economic circumstances in New York City.

The outbreak of COVID-19 has negatively impacted employment in New York. In March and April 2020, the State lost 1.9 million private sector jobs, though approximately half of those jobs lost were recovered by November 2020. Employment growth in sectors that are more sensitive to national and global trends, such as the finance and insurance and business sectors and professional services, decelerated substantially during 2018. While New York projects total nonfarm employment growth of 2.7% in fiscal year 2021. Private sector employment declined by 11.1% in 2020 but is expected to grow by 6.2% in 2021 according to the New York State Division of the Budget (“DOB”). The State projects that wages will decrease by 3.4% in 2021, followed by an increase of 6.1% in 2022. Supported by the CARES Act, the DOB estimates personal income growth of 5.5% in fiscal year 2021, followed by a projected decline of 0.7% for fiscal year 2022.

The State faces many of the same risks as the U.S. economy generally, although the significance of the financial services sector to the State’s economy introduces additional risks for the State. In this context, the ongoing implementation of various regulations and the effects of the Federal Reserve’s interest rate policies may cause uncertainty within the financial services sector and could affect the State’s economic growth. In addition, unfavorable federal international trade policies could negatively impact the economic well-being of the State and its municipalities, including the City.

The securities industry in New York City is an important contributor to the State’s revenues and has a significant impact on the State’s economy. Revenues of New York Stock Exchange member firms decreased by 14.4% during the first three quarters of 2020. However, the relatively strong performance of the stock market buoyed finance and insurance sector bonuses, which are estimated to decline by 15.5% in fiscal year 2021.

Proposed Budget

In January, 2021, the Governor submitted his proposed budget for fiscal year 2022 (“Proposed Budget”). The Proposed Budget projects that the State will close fiscal year 2021 with a balance of $7.2 billion and projects a balance of approximately $5.7 billion..

The Proposed Budget projects total General Fund receipts of approximately $80.5 billion in fiscal year 2022, which represents an increase of $7.4 billion, or 10.1 percent, from fiscal year 2021 results. These receipts are expected to consist of $50.8 billion in personal income tax revenues (an increase of $8.9 billion from fiscal year 2021), $6.0 billion in business tax receipts (an increase of $98 million, or 1.7% from fiscal year 2021), and $13.4 billion from use taxes and fees (an increase of $909 million, or 7.3% from fiscal year 2021). Other tax receipts are expected to total $1.9 billion in fiscal year 2022 (a decrease of $47 million, or 2.4% from fiscal year 2021). In addition, the budget projected non-tax receipts and transfers from other funds of approximately $5.2 billion, which represents a decrease of $4.5 billion from fiscal year 2021 results.

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Against these projected receipts and transfers, the Proposed Budget proposes approximately $82 billion in General Fund appropriations. This amount represented an increase of approximately 9.6% from fiscal year 2021. The Proposed Budget would appropriate approximately $54.6 billion from the General Fund to pay for local assistance grants. This appropriation represents an increase of $2.6 billion, or 4.9% from fiscal year 2021. Local assistance grants included payments for a range of health, education, and social services. The Proposed Budget includes $7.1 billion in transfers from the General Fund to other State funds, an increase of $1.1 billion from fiscal year 2021.

As a result of these projections, DOB estimated that the State would end fiscal year 2022 with a General Fund cash balance of $5.7 billion, a decrease of $1.5 billion from fiscal year 2021.

Obligations

It is important to note that the State’s Financial Plan, as described in the Proposed Budget, is subject to a variety of risks and uncertainties, and that actual results may differ materially from projections. In particular, in certain fiscal years, actual receipt collections have dropped substantially below forecasted levels. Moreover, the Financial Plan is based on numerous assumptions and could be subject to changes that result as a consequence of New York-specific, national or international events. Many of the projections rely on the realization of actions the State expects will be taken, but that are not within its control. Under certain circumstances, the State may be required to take budget gap-closing actions such as delays or reductions in payments, maintenance and construction. In particular, post-employment benefits for state employees as they reach retirement could require increased payments by the State in upcoming years.

The State is also subject to additional liabilities as required by Governmental Accounting Standards Board (“GASB”) Statement 75, which establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions that are required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service in connection with the provision of other post-employment benefits (“OPEB”). The State continues to finance these costs of its unfunded actuarial accrued liability along with all other employee health care expenses on a pay-as-you-go basis because GASB does not require that these additional costs be funded on a budgetary (cash) basis.

The State’s retirement system provides pension benefits to the public employees of the State and its localities. The Common Retirement Fund (“CRF”), which holds the retirement system’s assets, was subjected to significant investment losses in fiscal year 2009, which negatively impacted the value of assets held by the CRF for the Systems and led to increased employer contribution rates in fiscal years 2011 to 2014. However, due to recent investment gains, employer contribution rates have recently decreased. The State’s inability to recoup its investment losses or to appropriately fund the State’s post-employment benefits could lead to the inability of the State to meet its financial obligations.

The State receives significant amounts of Federal aid for health care, education, transportation and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Any potential reduction in such funding could have a material adverse impact on the Financial Plan. The Federal policies underlying this aid are subject to uncertainty under the current presidential administration. It is not currently possible to assess the fiscal impact of policies that may be adopted with respect to Federal aid provided to the State.

Medicaid and School Aid Spending

Medicaid is intended to assist in providing health care services to low-income individuals and long-term care services for the elderly and disabled. The State’s share of Medicaid spending is estimated to total approximately $17.0 billion in fiscal year 2022 and is financed jointly by the State and local governments (including New York City). The number of Medicaid recipients in the State is expected to reach 7.1 million at the end of fiscal year 2021, an increase from the number of recipients in fiscal year 2020.

The State provides funding to districts for School Aid in order to support elementary and secondary education for New York students. The Proposed Budget contemplates an increase in School Aid of 3.2% in School Year (“SY”) 2022. Projected School Aid funding is tied to the State’s personal income growth index and is allocated more heavily to school districts that demonstrate significant student performance improvements. Based on current estimates of personal income growth, School Aid is projected to increase by an additional 4.3% in fiscal year 2022.

Changes in the State’s Medicaid and School Aid spending or decreases in federal funds could have a significant impact on the State’s and City’s budget.

Debt Obligations

New York State is a large issuer of municipal debt and ranks amongst the states with the highest in the total amount of outstanding debt. The State’s total debt outstanding as of March 31, 2020, equaled $49.4 billion. This debt includes both State-supported debt and State-related debt.

State-supported debt consists of obligations that the State pays from traditional resources (such as tax revenue) and that impact the State’s budget. It includes general obligation debt as well as certain lease purchase and contractual obligations of public authorities and municipalities. State-related debt is a more broad measure of debt and includes all debt reported by the State on its financial statements, which includes moral obligation financings, or certain contingent-contractual obligation financings. State-supported debt, however, does not include debt issued by local governments, as such debt is accounted for in the local governments’ financial statements.

The Debt Reform Act of 2000 (“Act”) limits the amount and use of State-supported debt that may be issued. The Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of the State’s receipts.

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Contingent contractual debt is not subject to the Act’s limitations. The State is projected to spend $10.8 billion in fiscal year 2021 and $6.4 billion in fiscal year 2022 to service this State-supported debt.

Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several years. Deficit financing by local governments in the State has become more common and has led to the State Legislature passing special acts that authorize bond issuances to finance local government operating deficits. In particular, the Cities of Buffalo, Newburgh, Troy, and Yonkers and the Counties of Erie and Nassau have faced financial difficulties in recent years. Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments, which is authorized to review a municipality’s operations and finances, make recommendations on reforming and restructuring the municipality’s operations and take other measures to improve the municipality’s finances.

Local Assistance spending by the State includes payments to a variety of local entities such as local governments, school districts and health care providers. According to the Proposed Budget, state-funded local assistance spending is projected to amount to $52.0 billion in fiscal year 2022.

Like the City and the State, localities are subject to a variety of factors that could have a significant impact on their fiscal condition. These include unanticipated problems from loss of Federal stimulus funding, pending litigation and judicial decision, as well as long-range economic trends or unfavorable federal international trade policies. In the event of serious financial difficulties of a municipality, the local access to the public credit markets could be jeopardized and the marketability of notes and bonds issued by localities within the State could be adversely affected. In addition, many New York municipalities have been adversely affected by reduced income resulting from COVID-19.

Bond Ratings

As of March 2, 2021, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s	S&P	Fitch
Aa2	AA+	A+

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements, and the City has been greatly impacted by COVID-19. New York City accounts for a significant portion of New York’s population and personal income, and the City’s financial health could have a substantial impact on New York in many ways. Since the outbreak of COVID-19, unemployment in the City increased from 4.1% to 14.5%. The unexpected increase in expenses to address the pandemic as well as reduced revenues from decreasing tax collections has had a severe adverse impact on the City’s cash flow and increased pressure on its budget.

The City has a population of just under 8.4 million and is a global center of business and culture. Its economy consists of a broad base of financial, professional service, education, health care, hospitality, wholesale, and retail trade, technology, information services and manufacturing industries. In addition, the City has a vibrant tourism industry. The City’s General Fund has achieved an operating surplus for every fiscal year from 1981 through 2019 (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs), although the City has frequently faced substantial gaps between forecasted revenues and forecasted expenditures that it was required to balance.

Obligations

The City, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the City might require the City to make significant future expenditures or substantially impair future revenue sources. As of June 30, 2019, claims in excess of $1.18 trillion were outstanding against the City for which the City estimates its potential future liability to be approximately $6.9 billion. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the

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ability of the City to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

These obligations could have significant effects on the Financial Plan, if they are modified. Any changes in funding obligations or in the assumptions made, could affect the financial health of the City or of related municipal issuers.

Debt Obligations

Debt for the City has grown from $8,881 per capita in fiscal year 2010 to $11,559 in fiscal year 2019, an increase of approximately 77 percent. As of June 30, 2019, approximately $37.5 billion of City general obligation bonds were outstanding. As a result of past State legislation, the New York City Transitional Finance Authority (“TFA”) was authorized to have $13.5 billion of bonds outstanding. In fiscal year 2007, the $13.5 billion bonding authority was exhausted and the State Legislature authorized TFA to issue debt beyond the $13.5 billion limit, subject, however to the City’s general debt limit. As of June 30, 2019, TFA debt totaled $38.5 billion. The financial significance of these obligations could impair the City’s ability to meet its financial obligations in the future and could have a severe impact on the City’s budget.

General Obligations Bonds

As of January 23, 2020, the following ratings for the City’s general obligation bonds have been received from Moody’s, S&P and Fitch:

Moody’s	S&P	Fitch
Aa1	AA	AA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the City, its political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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